                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

                 CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5696
                                   ------------


                       RIVERSOURCE GLOBAL SERIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)


  50606 Ameriprise Financial Center, Minneapolis, Minnesota             55474
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)


 Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                   (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:    10/31
                         --------------

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
ABSOLUTE RETURN CURRENCY AND INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCT. 31, 2006

- RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND SEEKS TO PROVIDE SHAREHOLDERS WITH POSITIVE ABSOLUTE RETURN.

TABLE OF CONTENTS

Fund Snapshot                                                       3

Questions & Answers with Portfolio Management                       5

Investments in Securities                                           7

Financial Statements                                               11

Notes to Financial Statements                                      14

Report of Independent Registered Public Accounting Firm            29

Federal Income Tax Information                                     30

Fund Expenses Example                                              32

Board Members and Officers                                         34

Approval of Investment Management Services Agreement               37

Proxy Voting                                                       38

2 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource Absolute Return Currency and Income Fund seeks to achieve "absolute" positive returns in both up and down markets. This is in contrast with a relative return strategy, in which a fund's performance is typically measured against a market benchmark or index. The Fund invests primarily in short-term debt obligations and forward currency contracts. The Fund uses long and short positions in forward foreign currency contracts (relative to the U.S. dollar) to seek an absolute return that is unrelated to general movements in the U.S. dollar.

[PIE CHART]

SECTOR BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

Cash & Cash Equivalents                                          56.7%
Asset-Backed                                                     19.1%
Corporate Bond(1)                                                15.8%
Mortgage-Backed                                                   7.0%
Commercial Mortgage-Backed                                        1.4%

(1) Includes Financials 12.9%, Industrials 1.3%, Consumer Staples 0.8%, Consumer Discretionary 0.5% and Telecommunication 0.3%.

[PIE CHART]

QUALITY BREAKDOWN

PERCENTAGE OF BOND PORTFOLIO ASSETS

AAA bonds                                                        67.4%
AA bonds                                                         19.1%
A bonds                                                          13.5%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.


The Fund's investment objective and strategy employs the use of forward foreign currency contracts. See Notes 1 and 5 in the Notes to Financial Statements of this report for more detail on these financial instruments.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT OCT. 31, 2006

SEC YIELDS

                  AT SEPT. 29, 2006*     AT OCT. 31, 2006
Class A                  3.80%                 3.80%
Class B                  3.22%                 3.18%
Class C                  3.22%                 3.18%
Class I                  4.36%                 4.13%
Class Y                  4.15%                 4.11%

* Last business day of the quarter.

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures.

PORTFOLIO MANAGER

                                           YEARS IN INDUSTRY
Nicholas Pifer, CFA                                16

FUND FACTS

                            TICKER SYMBOL     INCEPTION DATE
Class A                           --                6/15/06
Class B                           --                6/15/06
Class C                           --                6/15/06
Class I                        RVAIX                6/15/06
Class Y                           --                6/15/06

Total net assets                              $78.2 million

Number of holdings                                       62

4 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

BELOW, NIC PIFER, PORTFOLIO MANAGER FOR RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND, DISCUSSES THE FUND'S RESULTS AND POSITIONING FOR THE PERIOD SINCE ITS INCEPTION ON JUNE 15, 2006 THROUGH OCT. 31, 2006.

AT OCT. 31, 2006, APPROXIMATELY 87% OF THE FUND'S SHARES WERE OWNED IN THE AGGREGATE BY AFFILIATED FUNDS-OF-FUNDS MANAGED BY RIVERSOURCE INVESTMENTS, LLC (RIVERSOURCE). AS A RESULT OF ASSET ALLOCATION DECISIONS BY RIVERSOURCE, IT IS POSSIBLE THAT RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND MAY EXPERIENCE RELATIVELY LARGE PURCHASES OR REDEMPTIONS FROM AFFILIATED FUNDS-OF-FUNDS (SEE PAGE 21, CLASS I CAPITAL SHARE TRANSACTIONS FOR RELATED ACTIVITY DURING THE MOST RECENT FISCAL PERIOD). RIVERSOURCE SEEKS TO MINIMIZE THE IMPACT OF THESE TRANSACTIONS BY STRUCTURING THEM OVER A REASONABLE PERIOD OF TIME. RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND MAY EXPERIENCE INCREASED EXPENSES AS IT BUYS AND SELLS SECURITIES AS A RESULT OF PURCHASES OR REDEMPTIONS BY AFFILIATED FUNDS-OF-FUNDS.

FOR MORE INFORMATION ON THE FUND'S EXPENSES, SEE THE DISCUSSIONS BEGINNING ON PAGES 19 AND 32.

Q: What factors most significantly affected the Fund's performance?

A: We utilize a two-part investment process. The first part is investments in high-quality, short-term fixed income securities with minimal interest rate risk with a goal to generate positive total return. These short-term investments are also designated, as necessary, to cover obligations invested through the second component of our strategy, which is based on a quantitative, proprietary model. Our model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine developed countries' currencies relative to the U.S. dollar. Based on that ranking, we enter into long forward currency contracts for the three most attractive currencies compared to the U.S. dollar and enter into short forward currency contracts for the three least attractive currencies compared to the U.S. dollar. The Fund experiences profits or losses to the extent the value of the currency appreciates or depreciates relative to the U.S. dollar.

   During the period, we were able to generate positive total return from our investment in short-term fixed income securities, and we were able to add additional value through the use of our proprietary quantitative model. From the period since the Fund's inception on June 15, 2006 through Oct. 31, 2006, the Fund's positioning in the Japanese yen, euro, British pound, Canadian dollar,

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 5

QUESTIONS & ANSWERS

   New Zealand dollar and Swiss franc benefited the Fund's results. Positioning in the Norwegian Krone and, to a lesser extent, in the Australian dollar and Swedish Krona detracted from the Fund's performance.

   DURING THE PERIOD, WE WERE ABLE TO GENERATE POSITIVE TOTAL RETURN FROM OUR INVESTMENT IN SHORT-TERM FIXED INCOME SECURITIES, AND WE WERE ABLE TO ADD ADDITIONAL VALUE THROUGH THE USE OF OUR PROPRIETARY QUANTITATIVE MODEL.

Q: How would you describe your current investment strategy?

A: We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, which is the base currency. In our view, remaining neutral to the U.S. dollar helps control overall volatility of the investment strategy. We also use an externally developed but fully integrated risk management system to help us monitor and manage market risk.

Q: How do you intend to manage the Fund in the coming months?

A: We intend to stay disciplined to our systematic investment strategy. Through the use of our proprietary quantitative model, which determines the Fund's positions in forward foreign currency contracts relative to the U.S. dollar, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund's investments in short-term debt obligations, plus or minus the gain or loss resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.

   It is important to remember that the Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. Because the establishment of the Fund's forward foreign currency contracts requires little cash outlay, the Fund's assets will consist primarily of short-term U.S. dollar-denominated corporate debt securities rated investment grade, or, if unrated, determined to be of comparable quality.

6 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

INVESTMENTS IN SECURITIES

OCT 31, 2006

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (44.0%)

                                                              COUPON    PRINCIPAL
ISSUER                                                         RATE       AMOUNT             VALUE(a)
ASSET-BACKED (19.4%)
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
    03-06-09                                                    3.00%  $    746,950(g)     $    743,215
Capital Auto Receivables Asset Trust
  Series 2006-SN1A Cl A4B
    03-20-10                                                    5.44      1,500,000(d,e)      1,500,000
Citibank Credit Card Issuance Trust
  Series 2003-A4 Cl A4
    03-20-09                                                    5.46        500,000(e)          500,157
Citibank Credit Card Issuance Trust
  Series 2003-A9 Cl A9
    11-22-10                                                    5.47        455,000(e)          455,707
College Loan Corp Trust
  Series 2004-1 Cl A2
    04-25-16                                                    5.49      2,500,000(e)        2,507,700
Countrywide Home Equity Loan Trust
  Series 2005-H Cl 2A (FGIC)
    12-15-35                                                    5.56        373,578(e,g)        374,395
Countrywide Home Equity Loan Trust
  Series 2005-M Cl A2 (MBIA)
    02-15-36                                                    5.44      2,082,887(e,g)      2,083,539
Harley-Davidson Motorcycle Trust
  Series 2005-1 Cl A1
    07-15-09                                                    3.28        460,686             457,591
Residential Asset Securities
  Series 2006-KS2 Cl A2
    03-25-36                                                    5.45        800,000(e)          800,375
SLM Student Loan Trust
  Series 2003-2 Cl A3
    12-15-15                                                    5.49        150,878(e)          150,925
SLM Student Loan Trust
  Series 2003-4 Cl A3
    12-15-15                                                    5.49        189,324(e)          189,402
SLM Student Loan Trust
  Series 2004-3 Cl A3
    04-25-16                                                    5.47      1,500,000(e)        1,503,124
SLM Student Loan Trust
  Series 2005-5 Cl A1
    01-25-18                                                    5.38        196,691(e)          196,739

BONDS (CONTINUED)
                                                              COUPON    PRINCIPAL
ISSUER                                                         RATE       AMOUNT             VALUE(a)

ASSET-BACKED (CONT.)
SLM Student Loan Trust
  Series 2006-2 Cl A2
    01-25-17                                                    5.38%  $    500,000(e)     $    499,990
SLM Student Loan Trust
  Series 2006-5 Cl A2
    07-25-17                                                    5.37      1,500,000(e)        1,500,000
SLM Student Loan Trust
  Series 2006-A Cl A1
    03-16-20                                                    5.41        981,890(e)          981,870
Structured Asset Investment Loan Trust
  Series 2006-1 Cl A1
    01-25-36                                                    5.40        332,970(e)          332,970
Volkswagen Auto Lease Trust
  Series 2005-A Cl A3
    05-20-08                                                    3.82        400,433             398,325
                                                                                           ------------
Total                                                                                        15,176,024
-------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.5%)(f)
GE Capital Commercial Mtge
  Series 2000-1 Cl A1
    01-15-33                                                    6.32        933,009             932,192
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A1
    01-12-37                                                    3.18        208,752             208,077
                                                                                           ------------
Total                                                                                         1,140,269
-------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED (7.1%)(f)
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-2 Cl 2A2
    09-25-46                                                    5.56        488,665(b)          488,245
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-3 Cl 3A2
    10-25-46                                                    5.58        685,611(b)          685,611
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-AR2 Cl 2AB1
    11-19-37                                                    5.42      1,440,156(b)        1,439,969

                            See accompanying notes to investments in securities.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 7

BONDS (CONTINUED)

                                                              COUPON    PRINCIPAL
ISSUER                                                         RATE       AMOUNT                  VALUE(a)
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-12 Cl 2A11
    12-19-37                                                    5.41%  $  1,500,000(b),(j)      $  1,500,000
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-8 Cl 2A1B
    08-21-46                                                    5.58      1,452,298(b)             1,452,298
                                                                                                ------------
Total                                                                                              5,566,123
------------------------------------------------------------------------------------------------------------

AUTOMOTIVE (0.5%)
American Honda Finance
  07-11-08                                                      5.45        400,000(d),(e)           400,678
------------------------------------------------------------------------------------------------------------

BANKING (5.1%)
Bank of America
  Sr Nts
    02-17-09                                                    5.58        640,000(e)               641,905
Citigroup
    06-09-09                                                    5.53        640,000(e)               641,723
JPMorgan Chase & Co
  Sr Nts
    12-22-08                                                    5.44        400,000(e)               400,550
Santander US Debt Unipersonal
  Bank Guaranteed
    09-19-08                                                    5.45        640,000(c),(d),(e)       640,698
Wachovia
  Sr Nts
    10-28-08                                                    5.43        640,000(e)               640,612
Wells Fargo
  03-10-08                                                      5.43        640,000(e)               640,514
World Savings Bank FSB
  Sr Nts
    03-02-09                                                    5.52        400,000(e)               401,086
                                                                                                ------------
Total                                                                                              4,007,088
------------------------------------------------------------------------------------------------------------

BROKERAGE (3.3%)
Credit Suisse First Boston USA
  Sr Nts
    12-09-08                                                    5.52        640,000(e)               641,038
Lehman Brothers Holdings
  10-22-08                                                      5.46        640,000(e)               640,627
Merrill Lynch & Co
  08-22-08                                                      5.49        640,000(e)               640,623

BONDS (CONTINUED)

                                                              COUPON    PRINCIPAL
ISSUER                                                         RATE       AMOUNT                  VALUE(a)

BROKERAGE (CONT)
Morgan Stanley
  Sr Nts
    02-09-09                                                    5.55%  $    640,000(e)          $    640,788
                                                                                                ------------
Total                                                                                              2,563,076
------------------------------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.3%)
Caterpillar Financial Services
  10-28-08                                                      5.45        400,000(e)               400,533
John Deere Capital
  06-10-08                                                      5.52        640,000(e)               641,225
                                                                                                ------------
Total                                                                                              1,041,758
------------------------------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.8%)
Diageo Capital
  11-10-08                                                      5.55        640,000(c),(e)           640,232
------------------------------------------------------------------------------------------------------------

LIFE INSURANCE (2.2%)
ING Security Life Institutional Funding
  01-14-08                                                      5.45        640,000(d),(e)           640,874
Pacific Life Global Funding
  11-13-08                                                      5.49        400,000(d),(e)           400,668
Pricoa Global Funding 1
  09-12-08                                                      5.40        640,000(d),(e)           640,036
                                                                                                ------------
Total                                                                                              1,681,578
------------------------------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.8%)
General Electric Capital
  12-01-08                                                      5.55        640,000(e)               641,468
------------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.8%)
Berkshire Hathaway Finance
  01-11-08                                                      5.42        640,000(e)               640,842
------------------------------------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.8%)
Allstate Life Global Funding Trusts
  Secured
    11-14-07                                                    5.42        640,000(e)               640,298
------------------------------------------------------------------------------------------------------------

WIRELINES (0.3%)
BellSouth
  Sr Unsecured
    08-15-08                                                    5.58        250,000(e)               250,078
------------------------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $34,378,966)                                                                             $ 34,389,512
------------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

8 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

SHORT-TERM SECURITIES (37.2%)

                                                                             AMOUNT
                                                              EFFECTIVE    PAYABLE AT
ISSUER                                                          YIELD       MATURITY         VALUE(a)
COMMERCIAL PAPER
AIB North America
  02-28-07                                                         5.28%  $  3,000,000(h)  $  2,948,136
Bryant Park Funding LLC
  11-13-06                                                         5.17      2,700,000(h)     2,694,965
Cheyne Finance LLC
  01-23-07                                                         5.24      1,600,000        1,580,670
Citibank Credit Card Dakota Nts
  11-14-06                                                         5.17      2,800,000(h)     2,794,377
Cullinan Finance
  01-30-07                                                         5.25      2,200,000        2,171,180
Deer Valley Funding LLC
  01-12-07                                                         5.22      3,000,000        2,968,560
Ebury Finance LLC
  01-25-07                                                         5.24      3,000,000        2,962,883
Emerald Ctfs MBNA MCCT
  11-16-06                                                         5.26      2,800,000(h)     2,793,467
Fairway Finance
  12-11-06                                                         5.17        500,000(h)       497,071
Grampian Funding LLC
  11-03-06                                                         5.35      2,000,000(h)     1,999,109
Irish Life & Permanent
  04-04-07                                                         5.29        400,000(h)       391,085

SHORT-TERM SECURITIES (CONTINUED)
                                                                             AMOUNT
                                                              EFFECTIVE    PAYABLE AT
ISSUER                                                          YIELD       MATURITY         VALUE(a)

COMMERCIAL PAPER (CONT.)

Nieuw Amsterdam
  01-30-07                                                         5.25%  $  1,200,000(h)  $  1,184,280
Old Line Funding
  11-01-06                                                         5.17      2,800,000(h)     2,799,598
Thunder Bay Funding
  11-07-06                                                         5.27      1,300,000(h)     1,298,669
-------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $29,084,233)                                                                        $ 29,084,050
-------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (20.2%)

                                                                             SHARES          VALUE(a)
RiverSource Short-Term
  Cash Fund                                                                 15,787,124(i)  $ 15,787,124
-------------------------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $15,787,124)                                                                        $ 15,787,124
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $79,250,323)(k)                                                                     $ 79,260,686
=======================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2006.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Oct. 31, 2006, the value of foreign securities represented 1.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $4,222,954 or 5.4% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2006.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 9

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     AMBAC  --  Ambac Assurance Corporation
     FGIC  --  Financial Guaranty Insurance Company
     MBIA  --  MBIA Insurance Corporation

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $19,400,757 or 24.8% of net assets.

(i)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(j) At Oct. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,500,000.

(k) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $79,250,323 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                         $ 14,691
     Unrealized depreciation                                           (4,328)
     ------------------------------------------------------------------------
     Net unrealized appreciation                                     $ 10,363
     ------------------------------------------------------------------------

The Fund's investment objective and strategy employs the use of forward foreign currency contracts. See Notes 1 and 5 in the Notes to Financial Statements of this report for more detail on these financial instruments.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

10 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $63,463,199)                                                $ 63,473,562
   Affiliated money market fund (identified cost $15,787,124) (Note 6)                                 15,787,124
-----------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $79,250,323)                                          79,260,686
Cash in bank on demand deposit                                                                              8,954
Dividends and accrued interest receivable                                                                 151,462
Receivable for investment securities sold                                                                 301,203
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                             489,701
-----------------------------------------------------------------------------------------------------------------
Total assets                                                                                           80,212,006
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                                             1,533,602
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                             424,543
Accrued investment management services fee                                                                  1,897
Accrued distribution fee                                                                                       69
Accrued administrative services fee                                                                           171
Other accrued expenses                                                                                     38,284
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                       1,998,566
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                   $ 78,213,440
=================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                             $     77,421
Additional paid-in capital                                                                             77,271,348
Undistributed net investment income                                                                        50,581
Accumulated net realized gain (loss)                                                                      738,569
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                             75,521
-----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                             $ 78,213,440
=================================================================================================================
Net assets applicable to outstanding shares:                    Class A                              $ 10,053,611
                                                                Class B                              $     10,093
                                                                Class C                              $     10,093
                                                                Class I                              $ 68,129,549
                                                                Class Y                              $     10,094
Net asset value per share of outstanding capital stock:         Class A shares            996,000    $      10.09
                                                                Class B shares              1,000    $      10.09
                                                                Class C shares              1,000    $      10.09
                                                                Class I shares          6,743,149    $      10.10
                                                                Class Y shares              1,000    $      10.09
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 11

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM JUNE 15, 2006* TO OCT. 31, 2006

INVESTMENT INCOME
Income:
Interest                                                                                    $ 1,025,679
Income distributions from affiliated money market fund (Note 6)                                  51,544
   Less foreign taxes withheld                                                                     (596)
-------------------------------------------------------------------------------------------------------
Total income                                                                                  1,076,627
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                              176,149
Distribution fee
   Class A                                                                                        9,416
   Class B                                                                                           38
   Class C                                                                                           38
Transfer agency fee                                                                                  28
Incremental transfer agency fee
   Class A                                                                                            1
   Class B                                                                                            1
   Class C                                                                                            1
Service fee -- Class Y                                                                                4
Administrative services fees and expenses                                                        15,823
Compensation of board members                                                                       465
Custodian fees                                                                                   11,730
Printing and postage                                                                              3,450
Registration fees                                                                                   690
Audit fees                                                                                       23,000
Other                                                                                             9,008
-------------------------------------------------------------------------------------------------------
Total expenses                                                                                  249,842
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)             (18,736)
-------------------------------------------------------------------------------------------------------
                                                                                                231,106
   Earnings and bank fee credits on cash balances (Note 2)                                         (700)
-------------------------------------------------------------------------------------------------------
Total net expenses                                                                              230,406
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                 846,221
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                 2,525
   Foreign currency transactions                                                                736,044
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                         738,569
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           107,402
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                           845,971
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             $ 1,692,192
=======================================================================================================

* When shares became publicly available.

See accompanying notes to financial statements.

12 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM JUNE 15, 2006* TO OCT. 31, 2006

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                            $    846,221
Net realized gain (loss) on investments                                                         738,569
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           107,402
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               1,692,192
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                  (124,233)
      Class B                                                                                       (95)
      Class C                                                                                       (95)
      Class I                                                                                  (684,162)
      Class Y                                                                                      (130)
-------------------------------------------------------------------------------------------------------
Total distributions                                                                            (808,715)
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class I shares                                                                            67,145,518
Reinvestment of distributions at net asset value
   Class I shares                                                                               684,028
Payments for redemptions
   Class I shares                                                                              (475,083)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                            67,354,463
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                      68,237,940
Net assets at beginning of period (Note 1)                                                    9,975,500**
-------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                $ 78,213,440
=======================================================================================================
Undistributed net investment income                                                        $     50,581
-------------------------------------------------------------------------------------------------------

 * When shares became publicly available.

** Initial capital of $10,000,000 was contributed on June 8, 2006. The Fund had a decrease in net assets resulting from operations of $24,500 during the period from June 8, 2006 to June 15, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 13

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in short-duration debt obligations and forward foreign currency contracts. On June 8, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) invested $10,000,000 in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 1,000 shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Operations commenced on June 15, 2006.

As of the date of this report the Fund is only available to certain limited institutional investors.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares, which represents 87% of the Fund's net assets.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned 100% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

14 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2006, the Fund has entered into outstanding when-issued securities of $1,500,000.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 15

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed

16 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,694 resulting in a net reclassification adjustment to decrease paid-in capital by $5,694.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 17

The tax character of distributions paid for the period indicated is as follows:

FOR THE PERIOD FROM JUNE 15, 2006* TO OCT. 31, 2006

CLASS A
Distributions paid from:
      Ordinary income                                                $ 124,233
      Long-term capital gain                                                --

CLASS B
Distributions paid from:
      Ordinary income                                                       95
      Long-term capital gain                                                --

CLASS C
Distributions paid from:
      Ordinary income                                                       95
      Long-term capital gain                                                --

CLASS I
Distributions paid from:
      Ordinary income                                                  684,162
      Long-term capital gain                                                --

CLASS Y
Distributions paid from:
      Ordinary income                                                      130
      Long-term capital gain                                                --

* When shares became publicly available.

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                        $ 373,587
Accumulated long-term gain (loss)                                    $ 480,721
Unrealized appreciation (depreciation)                               $  10,363

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met

18 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.70% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $818 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include:
Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 19 dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50
-  Class B $21.50
-  Class C $21.00
-  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

For the period ended Oct. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.37% for Class A, 2.16% for Class B, 2.16% for Class C, 1.12% for Class I and 1.23% for Class Y. Of these waived fees and expenses, the management fees waived at the Fund level were $18,736. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 1.47% for Class A, 2.23% for Class B, 2.23% for Class C, 1.12% for Class I and 1.31% for Class Y of the Fund's average daily net assets.

During the period ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $700 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

20 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $31,882,184 and $2,985,211, respectively, for the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from June 15, 2006* to Oct. 31, 2006 are as follows:

                                      CLASS A   CLASS B   CLASS C    CLASS I    CLASS Y
---------------------------------------------------------------------------------------
Sold                                     --        --        --     6,721,344      --
Issued for reinvested distributions      --        --        --        67,960      --
Redeemed                                 --        --        --       (47,155)     --
---------------------------------------------------------------------------------------
Net increase (decrease)                  --        --        --     6,742,149      --
---------------------------------------------------------------------------------------

* When shares became publicly available.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                           CURRENCY TO              CURRENCY TO     UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED              BE RECEIVED   APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Nov. 29, 2006                8,375,000                7,437,239   $         --   $     30,278
                       Canadian Dollar              U.S. Dollar
Nov. 29, 2006                4,343,000                3,870,422             --          1,987
                       Canadian Dollar              U.S. Dollar
Nov. 29, 2006                7,446,323                5,922,000        124,544             --
                           U.S. Dollar   European Monetary Unit
Nov. 29, 2006                   19,103                   15,000             73             --
                           U.S. Dollar   European Monetary Unit
Nov. 29, 2006            2,216,468,000               18,666,880             --        359,702
                          Japanese Yen              U.S. Dollar
Nov. 29, 2006                  269,000                    2,299             --             11
                          Japanese Yen              U.S. Dollar
Nov. 29, 2006               11,095,840               74,275,000        285,071             --
                           U.S. Dollar          Norwegian Krone
Nov. 29, 2006               54,721,000                7,560,133             --         32,565
                         Swedish Krona              U.S. Dollar
Nov. 29, 2006               18,934,607               23,584,000         80,013             --
                           U.S. Dollar              Swiss Franc
---------------------------------------------------------------------------------------------
Total                                                             $    489,701   $    424,543
---------------------------------------------------------------------------------------------

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 21

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the period ended Oct. 31, 2006.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

22 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 23

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                                         2006(b)
Net asset value, beginning of period                                $  9.98
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .12
Net gains (losses) (both realized and unrealized)                       .11
---------------------------------------------------------------------------
Total from investment operations                                        .23
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.12)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.09
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    10
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.37%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.89%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                12%
---------------------------------------------------------------------------
Total return(f)                                                        2.37%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.59% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

24 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
Net asset value, beginning of period                                $  9.97
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .09
Net gains (losses) (both realized and unrealized)                       .12
---------------------------------------------------------------------------
Total from investment operations                                        .21
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.09)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.09
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       2.16%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.11%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                12%
---------------------------------------------------------------------------
Total return(f)                                                        2.16%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.38% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 25

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
Net asset value, beginning of period                                $  9.97
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .09
Net gains (losses) (both realized and unrealized)                       .12
---------------------------------------------------------------------------
Total from investment operations                                        .21
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.09)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.09
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       2.16%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.11%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                12%
---------------------------------------------------------------------------
Total return(f)                                                        2.16%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.38% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

26 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
Net asset value, beginning of period                                $  9.98
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .13
Net gains (losses) (both realized and unrealized)                       .12
---------------------------------------------------------------------------
Total from investment operations                                        .25
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.13)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.10
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    68
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.12%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      4.37%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                12%
---------------------------------------------------------------------------
Total return(f)                                                        2.56%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.34% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 27

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
Net asset value, beginning of period                                $  9.98
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .13
Net gains (losses) (both realized and unrealized)                       .11
---------------------------------------------------------------------------
Total from investment operations                                        .24
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.13)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.09
---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.23%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      4.04%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                12%
---------------------------------------------------------------------------
Total return(f)                                                        2.42%(g)
---------------------------------------------------------------------------

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 1.45% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

28 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Absolute Return Currency and Income Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the period from June 15, 2006 (when shares became publicly available) to October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Absolute Return Currency and Income Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
December 20, 2006

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 29

FEDERAL INCOME TAX INFORMATION
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL PERIOD ENDED OCT. 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals               0.00%
      Dividends Received Deduction for corporations           0.00%

PAYABLE DATE                                             PER SHARE
June 26, 2006                                            $ 0.01490
July 26, 2006                                              0.01216
Aug. 28, 2006                                              0.03370
Sept. 25, 2006                                             0.03083
Oct. 26, 2006                                              0.03315
TOTAL DISTRIBUTIONS                                      $ 0.12474

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals               0.00%
      Dividends Received Deduction for corporations           0.00%

PAYABLE DATE                                             PER SHARE
June 26, 2006                                            $ 0.01134
July 26, 2006                                              0.00571
Aug. 28, 2006                                              0.02659
Sept. 25, 2006                                             0.02476
Oct. 26, 2006                                              0.02638
TOTAL DISTRIBUTIONS                                      $ 0.09478

30 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals               0.00%
      Dividends Received Deduction for corporations           0.00%

PAYABLE DATE                                             PER SHARE
June 26, 2006                                            $ 0.01134
July 26, 2006                                              0.00572
Aug. 28, 2006                                              0.02659
Sept. 25, 2006                                             0.02476
Oct. 26, 2006                                              0.02638
TOTAL DISTRIBUTIONS                                      $ 0.09479

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals               0.00%
      Dividends Received Deduction for corporations           0.00%

PAYABLE DATE                                             PER SHARE
June 26, 2006                                            $ 0.01577
July 26, 2006                                              0.01451
Aug. 28, 2006                                              0.03596
Sept. 25, 2006                                             0.03275
Oct. 26, 2006                                              0.03529
TOTAL DISTRIBUTIONS                                      $ 0.13428

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

      Qualified Dividend Income for individuals               0.00%
      Dividends Received Deduction for corporations           0.00%

PAYABLE DATE                                             PER SHARE
June 26, 2006                                            $ 0.01625
July 26, 2006                                              0.01270
Aug. 28, 2006                                              0.03502
Sept. 25, 2006                                             0.03195
Oct. 26, 2006                                              0.03440
TOTAL DISTRIBUTIONS                                      $ 0.13032

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 31

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                  MAY 1, 2006    OCT. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Class A
  Actual(b)                                N/A             N/A             N/A              N/A
  Hypothetical
  (5% return before expenses)    $       1,000   $    1,018.50   $        7.05            1.37%

Class B
  Actual(b)                                N/A             N/A             N/A             N/A
  Hypothetical
  (5% return before expenses)    $       1,000   $    1,014.47   $       11.09            2.16%

Class C
  Actual(b)                                N/A             N/A             N/A             N/A
  Hypothetical
  (5% return before expenses)    $       1,000   $    1,014.47   $       11.09            2.16%

Class I
  Actual(b)                                N/A             N/A             N/A             N/A
  Hypothetical
  (5% return before expenses)    $       1,000   $    1,019.77   $        5.76            1.12%

Class Y
  Actual(b)                                N/A             N/A             N/A             N/A
  Hypothetical
  (5% return before expenses)    $       1,000   $    1,019.21   $        6.33(c)         1.23%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b) The actual values and expenses paid are not presented because the Fund does not have a full six months of history. The inception date of the Fund is June 15, 2006.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses will not exceed 1.31% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective Dec. 11, 2006. If these changes had been in place for the six-month period ended Oct. 31, 2006, the hypothetical expenses paid for Class Y would have been $6.74.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 33

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund' s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund' s Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member         Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006           Court, 1998-2005
Minneapolis, MN 55402
Age 52

Arne H. Carlson          Board member and     Chair, Board Services Corporation
901 S. Marquette Ave.    Chair of the Board   (provides administrative services
Minneapolis, MN 55402    since 1999           to boards); former Governor of
Age 72                                        Minnesota

Patricia M. Flynn        Board member         Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004           Management, Bentley College;
Minneapolis, MN 55402                         former Dean, McCallum Graduate
Age 56                                        School of Business, Bentley
                                              College

Anne P. Jones            Board member         Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 71

Jeffrey Laikind          Board member         Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005           Asset Management                     Insurance
Minneapolis, MN 55402
Age 71

Stephen R. Lewis, Jr.*   Board member         President Emeritus and Professor     Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002           of Economics, Carleton College       (manufactures irrigation
Minneapolis, MN 55402                                                              systems)
Age 67

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.

34 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member         Director, Enterprise Asset           Strategic Distribution,
901 S. Marquette Ave.    since 2004           Management, Inc. (private real       Inc. (transportation,
Minneapolis, MN 55402                         estate and asset management          distribution and
Age 54                                        company)                             logistics consultants)

Vikki L. Pryor           Board member         President and Chief Executive
901 S. Marquette Ave.    since 2006           Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                         Insurance Company, Inc. since 1999
Age 53

Alison Taunton-Rigby     Board member         Chief Executive Officer,             Hybridon, Inc.
901 S. Marquette Ave.    since 2002           RiboNovix, Inc. since 2003           (biotechnology);
Minneapolis, MN 55402                         (biotechnology); former President,   American Healthways,
Age 62                                        Forester Biotech                     Inc. (health management
                                                                                   programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------

William F. Truscott      Board member         President, Ameriprise Certificate
53600 Ameriprise         since 2001,          Company since 2006; President -
Financial Center         Vice President       U.S. Asset Management and Chief
Minneapolis, MN 55474    since 2002           Investment Officer, Ameriprise
Age 46                                        Financial, Inc. and President,
                                              Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC since 2005;
                                              Senior Vice President - Chief
                                              Investment Officer, Ameriprise
                                              Financial, Inc. and Chairman of
                                              the Board and Chief Investment
                                              Officer, RiverSource Investments,
                                              LLC, 2001-2005

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 35

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund' s other officers are:

FUND OFFICERS


NAME,                          POSITION HELD
ADDRESS,                       WITH FUND AND                PRINCIPAL OCCUPATION
AGE                            LENGTH OF SERVICE            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                 Money Laundering             Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                Prevention Officer since     Ameriprise Financial, Inc. since 2004; Manager
Financial Center               2004                         Anti-Money Laundering, Ameriprise Financial, Inc.,
Minneapolis, MN 55474                                       2003-2004; Compliance Director and Bank Secrecy Act
Age 42                                                      Officer, American Express Centurion Bank, 2000-2003

Patrick T. Bannigan            President since 2006         Senior Vice President - Asset Management, RiverSource
172 Ameriprise                                              Investments, LLC since 2006; Managing Director and
Financial Center                                            Global Head of Product, Morgan Stanley Investment
Minneapolis, MN 55474                                       Management, 2004-2006; President, Touchstone
Age 41                                                      Investments, 2002-2004; Director of Strategic
                                                            Planning, Evergreen Investments, 1995-2002

Jeffrey P. Fox                 Treasurer since 2002         Vice President - Investment Accounting, Ameriprise
105 Ameriprise                                              Financial, Inc., since 2002; Vice President - Finance,
Financial Center                                            American Express Company, 2000-2002
Minneapolis, MN 55474
Age 51

Amy K. Johnson                 Vice President since 2006    Vice President - Asset Management and Trust Company
5228 Ameriprise                                             Services, RiverSource Investments, LLC, since 2006;
Financial Center                                            Vice President - Operations and Compliance,
Minneapolis, MN 55474                                       RiverSource Investments, LLC, 2004-2006; Director of
Age 41                                                      Product Development - Mutual Funds, American Express
                                                            Financial Corporation, 2001-2004

Michelle M. Keeley             Vice President since 2004    Executive Vice President - Equity and Fixed Income,
172 Ameriprise                                              Ameriprise Financial, Inc. and RiverSource
Financial Center                                            Investments, LLC since 2006; Vice President -
Minneapolis, MN 55474                                       Investments, Ameriprise Certificate Company since
Age 42                                                      2003; Senior Vice President - Fixed Income, Ameriprise
                                                            Financial, Inc., 2002-2006 and RiverSource
                                                            Investments, LLC, 2004-2006; Managing Director, Zurich
                                                            Global Assets, 2001-2002

Jennifer D. Lammers            Chief Compliance Officer     U.S. Asset Management Chief Compliance Officer,
172 Ameriprise                 since 2006                   RiverSource Investments, LLC since 2006; Director -
Financial Center                                            Mutual Funds, Voyageur Asset Management, 2003-2006;
Minneapolis, MN 55474                                       Director of Finance, Voyageur Asset Management,
Age 46                                                      2000-2003

Scott R. Plummer               Vice President, General      Vice President and Chief Counsel - Asset Management,
5228 Ameriprise                Counsel and Secretary        Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center               since 2006                   General Counsel and Secretary, Ameriprise Certificate
Minneapolis, MN 55474                                       Company since 2005; Vice President - Asset Management
Age 47                                                      Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                            Senior Vice President and Chief Compliance Officer,
                                                            U.S. Bancorp Asset Management, 2002-2004; Second Vice
                                                            President and Assistant General Counsel, Hartford
                                                            Life, 2001-2002

The SAI has additional information about the Fund' s directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

36 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to the fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the fund. The fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

The independent Board members determined to approve the IMS Agreement based on the following factors:

In addition to portfolio management and investment research, RiverSource Investments and its affiliates provide portfolio trading, daily net asset value calculation, management of cash flows, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. The Board also noted RiverSource Investments' commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. The Board concluded that the services to be provided are consistent with services provided by investment managers to comparable mutual funds (as compiled by Lipper Analytical Services).

The Board also evaluated the price for the services to be provided by RiverSource Investments, noting the existence of a pricing philosophy, established by the Board and RiverSource Investments, that seeks to maintain total fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. It also noted that RiverSource Investments has agreed to voluntarily impose expense caps, if necessary, to achieve this pricing objective.

The Board considered the economies of scale that might be realized by RiverSource Investments as the fund grows and took note of the extent to which fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees RiverSource Investments will charge to the fund with those it charges to institutional clients, noting that the relatively higher fees to be paid by the fund are principally attributable to the additional services required to manage a regulated mutual fund such as the fund, and the operation of a large mutual fund family. The Board also considered the profitability of RiverSource Investments and its affiliates. The Board concluded that RiverSource Investments' overall costs and profitability were appropriate.

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT 37

The Board considered that the fees paid by the fund should help permit RiverSource Investments to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to RiverSource Investments under the IMS Agreement were fair and reasonable and determined to approve the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

38 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND - 2006 ANNUAL REPORT

RIVERSOURCE(SM) ABSOLUTE RETURN CURRENCY AND INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds


[RIVERSOURCE(SM) INVESTMENTS LOGO]

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.


S-6502 C (12/06)

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
EMERGING MARKETS BOND FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2006

- RIVERSOURCE EMERGING MARKETS BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION.

TABLE OF CONTENTS

Fund Snapshot                                                          3

Performance Summary                                                    5

Questions & Answers with Portfolio Management                          7

The Fund's Long-term Performance                                      12

Investments in Securities                                             14

Financial Statements                                                  18

Notes to Financial Statements                                         21

Report of Independent Registered Public Accounting Firm               36

Federal Income Tax Information                                        37

Fund Expenses Example                                                 39

Board Members and Officers                                            41

Proxy Voting                                                          44

2 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource Emerging Markets Bond Fund invests primarily in fixed income securities of emerging markets issuers. The Fund offers exposure to countries that appear to have strong fundamentals and attractive value investment opportunities. Foreign currency investments also make up the Fund's portfolio to take advantage of attractive local interest rates and undervalued currencies.

[PIE CHART]

COUNTRY BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

Other(1)                                         37.1%
Argentina                                         7.2%
Philippine Islands                                7.8%
Brazil                                           15.6%
Mexico                                           12.7%
Cash & Cash Equivalents                          10.5%
Russia                                            9.1%

(1) Includes Turkey 5.9%, Colombia 5.2%, Venezuela 5.2%, Peru 4.4%, Panama 2.9%, Uruguay 2.7%, Indonesia 1.9%, El Salvador 1.7%, Dominican Republic 1.4%, Ukraine 1.2%, Luxembourg 1.0%, Netherlands 0.9%, Costa Rica 0.8%, South Africa 0.8%, Kazakhstan 0.6%, United States 0.3% and Malaysia 0.2%.

[PIE CHART]

QUALITY BREAKDOWN

PERCENTAGE OF BOND PORTFOLIO ASSETS

Non-rated bonds                                   3.0%
B bonds                                          14.5%
BB bonds                                         58.5%
AAA bonds                                         0.3%
A bonds                                           1.6%
BBB bonds                                        22.1%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 3

[CHART]

STYLE MATRIX

       DURATION
SHORT    INT.    LONG
                      HIGH
                      MEDIUM  QUALITY
          X           LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

SEC YIELDS

                AT SEPT. 29, 2006*  AT OCT. 31, 2006
Class A                4.94%              4.97%
Class B                4.41%              4.49%
Class C                4.56%              4.43%
Class I                5.51%              5.52%
Class Y                5.33%              5.36%

* The last business day of the period

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 6 for additional performance information.

PORTFOLIO MANAGER

                                    YEARS IN INDUSTRY
Nicholas Pifer, CFA*                      16

* The Fund is managed by a team of portfolio managers led by Nicholas Pifer.

FUND FACTS

                                     TICKER SYMBOL          INCEPTION DATE
Class A                                    --                   2/16/06
Class B                                    --                   2/16/06
Class C                                    --                   2/16/06
Class I                                 RSMIX                   2/16/06
Class Y                                    --                   2/16/06

Total net assets                                          $59.6 million

Number of holdings                                                   92

Weighted average life(1)                                       11 years

Effective duration(2)                                         6.5 years

Weighted average bond rating(3)                                      BB

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

4 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                            PERFORMANCE COMPARISON
                      FOR THE PERIOD ENDED OCT. 31, 2006

RiverSource Emerging Markets Bond Fund                +5.25%
Class A (excluding sales charge)
(since inception 2/16/06)
J.P. Morgan Emerging Markets Bond Index-Global        +5.32%
(unmanaged) (since inception 2/16/06)
Lipper Emerging Markets Debt Funds Index              +5.64%
(since inception 2/16/06)

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

TOTAL RETURNS
AT OCT. 31, 2006

                                                     SINCE
                                                   INCEPTION
WITHOUT SALES CHARGE
Class A (INCEPTION 2/16/06)                         +5.25%
Class B (INCEPTION 2/16/06)                         +4.80%
Class C (INCEPTION 2/16/06)                         +4.75%
Class I (INCEPTION 2/16/06)                         +5.44%
Class Y (INCEPTION 2/16/06)                         +5.36%

WITH SALES CHARGE
Class A (INCEPTION 2/16/06)                         +0.25%
Class B (INCEPTION 2/16/06)                         -0.20%
Class C (INCEPTION 2/16/06)                         +3.75%

AT SEPT. 30, 2006

                                                     SINCE
                                                   INCEPTION
WITHOUT SALES CHARGE
Class A (INCEPTION 2/16/06)                         +4.95%
Class B (INCEPTION 2/16/06)                         +4.33%
Class C (INCEPTION 2/16/06)                         +4.26%
Class I (INCEPTION 2/16/06)                         +5.20%
Class Y (INCEPTION 2/16/06)                         +5.11%

WITH SALES CHARGE
Class A (INCEPTION 2/16/06)                         -2.98%
Class B (INCEPTION 2/16/06)                         -3.75%
Class C (INCEPTION 2/16/06)                         +2.62%


CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS
FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS I AND CLASS Y SHARES. THESE SHARE CLASSES ARE AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.


6 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

BELOW, NIC PIFER, PORTFOLIO MANAGER FOR RIVERSOURCE EMERGING MARKETS BOND FUND, DISCUSSES THE FUND'S RESULTS AND POSITIONING FOR THE PERIOD SINCE THE FUND'S INCEPTION ON FEB. 16, 2006 THROUGH OCT. 31, 2006.

AT OCT. 31, 2006, APPROXIMATELY 79% OF THE FUND'S SHARES WERE OWNED IN THE AGGREGATE BY AFFILIATED FUNDS-OF-FUNDS MANAGED BY RIVERSOURCE INVESTMENTS, LLC (RIVERSOURCE). AS A RESULT OF ASSET ALLOCATION DECISIONS BY RIVERSOURCE, IT IS POSSIBLE THE RIVERSOURCE EMERGING MARKETS BOND FUND MAY EXPERIENCE RELATIVELY LARGE PURCHASES OR REDEMPTIONS FROM AFFILIATED FUNDS-OF-FUNDS (SEE PAGE 28, CLASS I CAPITAL SHARE TRANSACTIONS FOR RELATED ACTIVITY DURING THE MOST RECENT FISCAL PERIOD). RIVERSOURCE SEEKS TO MINIMIZE THE IMPACT OF THESE TRANSACTIONS BY STRUCTURING THEM OVER A REASONABLE PERIOD OF TIME. RIVERSOURCE EMERGING MARKETS BOND FUND MAY EXPERIENCE INCREASED EXPENSES AS IT BUYS AND SELLS SECURITIES AS A RESULT OF PURCHASES OR REDEMPTIONS BY AFFILIATED FUNDS-OF-FUNDS. FOR MORE INFORMATION ON THE FUND'S EXPENSES, SEE THE DISCUSSIONS BEGINNING ON PAGES 26 AND 39.

Q: How did RiverSource Emerging Markets Bond Fund perform for the period since its inception?

A: RiverSource Emerging Markets Bond Fund began operations on Feb. 16, 2006. The
   Fund's Class A shares gained 5.25% (excluding sales charge) from the Fund's inception through Oct. 31, 2006. The Fund underperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which rose 5.32%, and the Lipper Emerging Markets Debt Funds Index, representing the Fund's peer group, which advanced 5.64% during the same period.

   SIGNIFICANT EXPOSURE TO DEBT MARKETS IN THE LATIN AMERICAN REGION AND A MODEST ALLOCATION TO DEBT MARKETS IN EASTERN EUROPE BENEFITED THE FUND'S PERFORMANCE MOST RELATIVE TO THE J.P. MORGAN EMBI-GLOBAL.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

Q: What factors most significantly affected the Fund's performance?

A: Significant exposure to debt markets in the Latin American region and a modest allocation to debt markets in Eastern Europe benefited the Fund's performance most relative to the J.P. Morgan EMBI-Global. From a country selection perspective, sizable allocations to the bond markets of Argentina, Colombia, the Dominican Republic and the Philippines and moderate positions in the bond markets of Brazil, Russia and Turkey contributed positively to the Fund's results. There were no major bond market detractors during the period.

   Also benefiting the Fund's returns during the period was having a greater exposure to investments in local currency-denominated bonds with higher coupons compared to the J.P. Morgan EMBI-Global. In other words, the Fund's portfolio carried a higher level of yield than the benchmark index.

   Detracting somewhat from the Fund's results was its position in emerging market corporate bonds, whose performance generally lagged the J.P. Morgan EMBI-Global. To a more modest degree, the Fund's duration, a principal measure of interest rate risk, also detracted from the Fund's returns. We maintained the Fund's duration shorter than that of the J.P. Morgan EMBI-Global through the reporting period. This stance was based on our view that the world's major central banks would raise interest rates given the pace of economic growth. The U.S. Federal Reserve Board (the Fed) did, in fact, raise the targeted federal funds rate by an additional 75 basis points (0.75%) during the period. The European Central Bank also raised its interest rates four more times during the period, for a total of 100 basis points (1.00%). In the spring, the Bank of Japan took the first step to move away from its zero interest rate policy and raised interest rates for the first time in five years in July 2006 by 25 basis points (0.25%). As global bond yields generally moved up only moderately over the reporting period as a whole, the Fund's short duration positioning had a modestly negative effect on results.

8 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: What changes did you make to the Fund's portfolio during the period and how is it currently positioned?

A: In the months since the Fund's inception, we gradually increased the portfolio's foreign currency exposure. The U.S. dollar remained virtually unchanged during the reporting period against most of the emerging markets' currencies. Also, during the reporting period, we reduced the Fund's allocations to the bond markets of Russia and Mexico from significant to moderate positions, based primarily on relative value analysis.

   These first eight months or so of the Fund's operation were a portfolio-building process, analyzing the creditworthiness of each country in the emerging markets universe and developing judgments on the fundamental attractiveness of each country's sovereign debt. We compared opportunities between countries and evaluated each country's capitalization in the J.P. Morgan EMBI-Global to help determine the size of our investment positions. Finally, in choosing individual debt securities, we analyzed the differences between each country's short-term and long-term interest rates for relative value opportunities. We also looked for local market opportunities to make investments where we viewed the local interest rates as attractive, believed the local currency was undervalued and liked a country's fundamentals.

   As of Oct. 31, 2006, approximately 80% of the Fund's net assets were invested in sovereign debt and approximately 12% in corporate debt with the remainder in cash and cash equivalents. The Fund had its most significant allocations relative to the J.P. Morgan EMBI-Global in the bond markets of Colombia, the Philippines, Argentina, Peru and El Salvador. Conversely, it had its most modest exposures relative to the benchmark index in the bond markets of China, Venezuela, Malaysia, Turkey and Russia.

   WE CONTINUE TO FAVOR THE LATIN AMERICAN REGION FOR THE FUND DUE TO ITS IMPROVING FUNDAMENTALS, STATUS AS A COMMODITY EXPORTER AND ATTRACTIVE VALUATIONS.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

Q: How do you intend to manage the Fund in the coming months?

A: We continue to favor the Latin American region for the Fund due to its improving fundamentals, status as a commodity exporter and attractive valuations. With a few exceptions, the countries in the region have run solid economic policies, maintained flexible exchange rates and have used the recent period of high petroleum and commodity prices to reduce their external indebtedness. We also continue to see value in the currency assets of emerging markets and in Eastern European corporate bonds and expect to look for opportunities to increase the Fund's exposure to both in the coming months.

   Overall, emerging markets fundamentals are strong. Many developing countries have low budget deficits, healthy current account balances and their lowest debt load in ten years. With flexible exchange rates and lower reliance on international capital, many of the vulnerabilities that triggered past periods of volatility in the sector are less of an issue today.

10 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

   While fundamentals remain solid and continue to improve, three years of double-digit annual returns likely suggest more modest returns for 2007, as we have already seen since the Fund's inception. Nonetheless, we believe more developing countries will continue to move into the emerging markets debt sector and seek access to capital markets, presenting new investment opportunities. As existing emerging markets countries continue to grow and rely less on debt denominated in U.S. dollars, local corporations will begin to utilize the capital markets. We expect that many existing emerging markets countries will continue to deepen their local capital markets, which should present more liquid foreign currency investment opportunities to investors as well.

   Using our top-down investment approach, we intend to continually re-evaluate the creditworthiness of each country, the strength of its economic policies and its fundamentals, and the attractiveness of its local interest rates, as we seek to identify countries, individual securities and local currency investments that present attractive relative value opportunities.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Emerging Markets Bond Fund Class A shares (from 2/16/06 to 10/31/06)* as compared to the performance of two widely cited performance indices, the J.P. Morgan EMBI-Global and the Lipper Emerging Markets Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Feb. 16, 2006. J.P. Morgan EMBI-Global and Lipper peer group data is from March 1, 2006.

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2006

                                                               SINCE
                                                            INCEPTION(3)
RIVERSOURCE EMERGING MARKETS BOND FUND
(INCLUDES SALES CHARGE)

Class A  Cumulative value of $10,000                          $ 10,025
         Average annual total return                             +0.25%

J.P. MORGAN EMERGING MARKETS BOND INDEX-GLOBAL(1)
         Cumulative value of $10,000                          $ 10,419
         Average annual total return                             +4.19%

LIPPER EMERGING MARKETS DEBT FUNDS INDEX(2)
         Cumulative value of $10,000                          $ 10,433
         Average annual total return                             +4.33%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

12 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

[CHART]

                  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                     RIVERSOURCE EMERGING MARKETS BOND FUND

[CHART]

                   RiverSource Emerging Markets Bond     J.P. Morgan Emerging     Lipper Emerging Markets
                   Fund Class A (includes sales charge)  Bond Index-Global(1)     Debt Funds Index(2)
3/1/2006                     $9,525                             $10,000                   $10,000
3/31/2006                    $9,444                              $9,810                    $9,832
4/30/2006                    $9,446                              $9,801                    $9,863
5/31/2006                    $9,219                              $9,600                    $9,588
6/30/2006                    $9,193                              $9,599                    $9,584
7/31/2006                    $9,508                              $9,913                    $9,916
8/31/2006                    $9,767                             $10,171                   $10,169
9/30/2006                    $9,815                             $10,228                   $10,212
10/31/2006                  $10,025                             $10,419                   $10,433

(1) When available, the Fund intends to compare its performance to the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which is an unmanaged index based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Fund also intends to compare its performance to the Lipper Emerging Markets Debt Funds Index, an index published by Lipper Inc., which includes the 10 largest funds that have similar investment objectives to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) Fund data is from Feb. 16, 2006. J.P. Morgan EMBI-Global Index and Lipper peer group data is from March 1, 2006.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

OCT. 31, 2006
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

                                           COUPON       PRINCIPAL
ISSUER                                      RATE         AMOUNT                 VALUE(a)
BONDS (89.2%)(c)

ARGENTINA (7.2%)
Banco Hipotecario
 Sr Unsecured
  04-27-16                                   9.75%  $         575,000(d)   $         595,124
Banco Hipotecario
 Sr Unsub
  11-16-10                                   9.75             100,000                104,912
City of Buenos Aires
 Sr Unsub
  04-11-11                                   7.88             250,000(d)             251,575
Province of Buenos Aires
  04-15-17                                   9.25             200,000(d)             201,000
  09-14-18                                   9.38             500,000(d)             501,000
Province of Mendoza
  09-04-18                                   5.50             330,953(d)             275,932
Republic of Argentina
  03-28-11                                   7.00           1,025,000              1,008,600
  08-03-12                                   5.59             590,000(g)             420,965
  09-12-13                                   7.00             350,000                331,975
  12-31-33                                   8.28             489,498                492,925
  12-15-35                                   5.00             750,000(f)              83,625
                                                                           -----------------
Total                                                                              4,267,633
--------------------------------------------------------------------------------------------

BRAZIL (15.5%)
Banco ABN AMRO Real
 (Brazilian Real)
  02-22-10                                  16.20           1,350,000                674,747
Banco BMG
  01-15-16                                   9.15             150,000(d)             150,750
Banco Bradesco
  01-04-10                                  14.80             800,000(d)             384,903
BIE Bank & Trust
  02-02-09                                  14.10             250,000                118,239
Centrais Eletricas Brasileiras
 Sr Nts
  11-30-15                                   7.75             486,000(d)             504,225
Eletropaulo Metropolitana de Sao Paulo
  06-28-10                                  19.13             400,000(d)             208,333

BONDS (CONTINUED)

                                           COUPON       PRINCIPAL
ISSUER                                      RATE         AMOUNT                 VALUE(a)

BRAZIL (CONT.)

Federative Republic of Brazil
  10-22-10                                   9.25%  $          75,000      $          84,750
  03-07-15                                   7.88             530,000                586,975
  01-15-18                                   8.00             195,000                215,573
  10-14-19                                   8.88           1,748,000              2,113,331
  04-15-24                                   8.88           1,312,000              1,601,952
  02-04-25                                   8.75             260,000                314,600
  01-20-34                                   8.25             623,000                728,287
  08-17-40                                  11.00             894,000              1,177,398
JBS
  08-04-16                                  10.50             400,000(d)             417,000
                                                                           -----------------
Total                                                                              9,281,063
--------------------------------------------------------------------------------------------

COLOMBIA (5.2%)
Republic of Colombia
  12-22-14                                   8.25              95,000                106,590
  01-27-17                                   7.38             670,000                710,870
  05-21-24                                   8.13             352,000                396,176
  09-18-37                                   7.38             650,000(b)             672,100
Republic of Colombia
 (Colombian Peso)
  03-01-10                                  11.75       1,000,000,000                468,750
  10-22-15                                  12.00       1,408,000,000                720,622
                                                                           -----------------
Total                                                                              3,075,108
--------------------------------------------------------------------------------------------

COSTA RICA (0.8%)
Republic of Costa Rica
  02-01-12                                   8.11             290,000(d)             314,650
  03-20-14                                   6.55             180,000(d)             181,980
                                                                           -----------------
Total                                                                                496,630
--------------------------------------------------------------------------------------------

DOMINICAN REPUBLIC (1.4%)
Dominican Republic
  01-23-18                                   9.04             473,935(d)             541,470
  04-20-27                                   8.63             250,000(d)             277,125
                                                                           -----------------
Total                                                                                818,595
--------------------------------------------------------------------------------------------

EL SALVADOR (1.7%)
Republic of El Salvador
  06-15-35                                   7.65             940,000(d)           1,029,770
--------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

14 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

                                           COUPON     PRINCIPAL
ISSUER                                      RATE        AMOUNT                  VALUE(a)
BONDS (CONTINUED)

INDONESIA (1.9%)
Republic of Indonesia
  04-20-15                                   7.25%  $       360,000(d)     $         380,700
  01-15-16                                   7.50           413,000(d)               444,491
  03-09-17                                   6.88           300,000(d)               309,750
                                                                           -----------------
Total                                                                              1,134,941
--------------------------------------------------------------------------------------------

KAZAKHSTAN (0.6%)
Kazkommerts Intl
  11-03-15                                   8.00           300,000(d)               308,625
Kazkommerts Intl
 Bank Guaranty
  04-07-14                                   7.88            70,000(d)                72,013
                                                                           -----------------
Total                                                                                380,638
--------------------------------------------------------------------------------------------

LUXEMBOURG (1.0%)
Gazprom Intl
  02-01-20                                   7.20           100,000(d)               105,050
UBS (Vimplecom)
  05-23-16                                   8.25           500,000(d)               518,125
                                                                           -----------------
Total                                                                                623,175
--------------------------------------------------------------------------------------------

MALAYSIA (0.2%)
TNB Capital
  05-05-15                                   5.25           117,000(d)               115,439
--------------------------------------------------------------------------------------------

MEXICO (12.7%)
Mexican Fixed Rate
 (Mexican Peso)
  12-20-12                                   9.00         5,500,000                  537,596
Pemex Project Funding Master Trust
  11-15-11                                   8.00           130,000                  143,000
  12-15-15                                   5.75         2,693,000                2,659,338
  02-01-22                                   8.63         2,943,000                3,590,460
  06-15-35                                   6.63           509,000                  513,581
United Mexican States
  03-03-15                                   6.63           100,000                  107,300
                                                                           -----------------
Total                                                                              7,551,275
--------------------------------------------------------------------------------------------

NETHERLANDS (0.8%)
Majapahit Holding
  10-17-16                                   7.75           200,000(d)               205,000
Turanalem Finance
  04-25-13                                   7.75           300,000(d)               300,750
                                                                           -----------------
Total                                                                                505,750
--------------------------------------------------------------------------------------------

BONDS (CONTINUED)

                                           COUPON       PRINCIPAL
ISSUER                                      RATE         AMOUNT                 VALUE(a)

PANAMA (2.9%)
Republic of Panama
  03-15-15                                   7.25%  $       753,000        $         808,346
  09-30-27                                   8.88           350,000                  435,750
  04-28-34                                   8.13           400,000                  466,000
                                                                           -----------------
Total                                                                              1,710,096
--------------------------------------------------------------------------------------------

PERU (4.4%)
Republic of Peru
  05-03-16                                   8.38         1,385,000                1,620,449
  03-07-17                                   5.00           163,400(d),(g)           162,175
  07-21-25                                   7.35           389,000                  424,983
  11-21-33                                   8.75           315,000                  399,263
                                                                           -----------------
Total                                                                              2,606,870
--------------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (7.8%)
Natl Power
  11-02-16                                   6.88           400,000(b),(d)           403,884
Republic of Philippines
  01-15-14                                   8.25           150,000                  166,965
  03-17-15                                   8.88           387,000                  449,404
  01-15-16                                   8.00           150,000                  166,688
  01-15-19                                   9.88           710,000                  903,475
  10-21-24                                   9.50         1,101,000                1,398,270
  01-14-31                                   7.75         1,046,000                1,142,755
                                                                           -----------------
Total                                                                              4,631,441
--------------------------------------------------------------------------------------------

RUSSIA (9.1%)
Gazstream
  07-22-13                                   5.63           551,474(d)               548,992
Russian Federation
  03-31-10                                   8.25           178,892(d)               187,479
  03-31-30                                   5.00         3,056,000(d),(g)         3,422,719
Russian Ministry of Finance
  05-14-11                                   3.00           220,000                  197,188
Russian Standard Finance
 Sr Unsub
  05-05-11                                   8.63           450,000(d)               447,750
TNK-BP Finance
  07-18-16                                   7.50           600,000(d)               630,022
                                                                           -----------------
Total                                                                              5,434,150
--------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 15

                                           COUPON       PRINCIPAL
ISSUER                                      RATE         AMOUNT                 VALUE(a)
BONDS (CONTINUED)

SOUTH AFRICA (0.8%)
Republic of South Africa
  06-02-14                                   6.50%  $         140,000      $         147,000
Republic of South Africa
 (South African Rand)
  02-28-08                                  10.00           2,200,000                303,652
                                                                           -----------------
Total                                                                                450,652
--------------------------------------------------------------------------------------------

TURKEY (5.9%)
Republic of Turkey
  01-15-14                                   9.50             290,000                333,863
  03-15-15                                   7.25           2,369,000              2,428,224
  09-26-16                                   7.00             750,000                753,750
                                                                           -----------------
Total                                                                              3,515,837
--------------------------------------------------------------------------------------------

UKRAINE (1.2%)
Credit Suisse First Boston Intl for City of Kiev Ukraine
  11-06-15                                   8.00             100,000(d)             102,000
CS Intl
  02-09-16                                   8.40             100,000                101,130
Govt of Ukraine
  06-11-13                                   7.65             200,000(d)             214,000
Naftogaz Ukrainy
  09-30-09                                   8.13             300,000                289,701
                                                                           -----------------
Total                                                                                706,831
--------------------------------------------------------------------------------------------

UNITED STATES (0.2%)
U.S. Treasury
  02-15-16                                   4.50             150,000                148,816
--------------------------------------------------------------------------------------------

BONDS (CONTINUED)

                                           COUPON       PRINCIPAL
ISSUER                                      RATE         AMOUNT                 VALUE(a)

URUGUAY (2.7%)
Republic of Uruguay
  03-15-15                                   7.50%  $         334,000      $         356,545
  05-17-17                                   9.25             200,000                238,000
  11-18-22                                   8.00             600,000                649,500
  03-21-36                                   7.63             350,000                360,150
                                                                           -----------------
Total                                                                              1,604,195
--------------------------------------------------------------------------------------------

VENEZUELA (5.2%)
Petrozuata Finance
  04-01-17                                   8.22             250,000(d)             245,000
Republic of Venezuela
  10-08-14                                   8.50             864,000                959,904
  02-26-16                                   5.75           1,655,000              1,539,316
  01-13-34                                   9.38             291,000                364,187
                                                                           -----------------
Total                                                                              3,108,407
--------------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $51,030,973)                                                        $      53,197,312
--------------------------------------------------------------------------------------------

                                                          SHARES                VALUE(a)
MONEY MARKET FUND (10.5%)
RiverSource Short-Term Cash Fund                            6,250,644(e)   $       6,250,644
--------------------------------------------------------------------------------------------

Total Money Market Fund
(Cost: $6,250,644)                                                         $       6,250,644
--------------------------------------------------------------------------------------------

Total Investments in Securities
(Cost: $57,281,617)(h)                                                     $      59,447,956
============================================================================================

See accompanying notes to investments in securities.

16 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Oct. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $919,394.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $14,958,801 or 25.1% of net assets.

(e)   Affiliated Money Market Fund -- See Note 5 to the financial statements.

(f) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually, and the rate is 5% of Argentina GDP growth that exceeds the projected real GDP from Dec. 31, 2004, at an annual growth rate of 3%.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2006.

(h) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $57,390,584 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $ 2,122,406
      Unrealized depreciation                                           (65,034)
      -------------------------------------------------------------------------
      Net unrealized appreciation                                   $ 2,057,372
      -------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers (identified cost $51,030,973)                                                   $    53,197,312
  Affiliated money market fund (identified cost $6,250,644) (Note 5)                                         6,250,644
----------------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $57,281,617)                                               59,447,956
Foreign currency holdings (identified cost $18,787) (Note 1)                                                    19,042
Capital shares receivable                                                                                       11,000
Dividends and accrued interest receivable                                                                      917,787
Receivable for investment securities sold                                                                      319,750
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                60,715,535
----------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                                                  1,036,839
Accrued investment management services fee                                                                       1,167
Accrued distribution fee                                                                                            95
Accrued transfer agency fee                                                                                         19
Accrued administrative services fee                                                                                130
Other accrued expenses                                                                                          50,456
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                            1,088,706
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                     $    59,626,829
======================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                               $        58,669
Additional paid-in capital                                                                                  57,374,503
Undistributed net investment income                                                                             52,106
Accumulated net realized gain (loss)                                                                           (29,751)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                         2,171,302
----------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                               $    59,626,829
======================================================================================================================
Net assets applicable to outstanding shares:             Class A                                       $    11,663,305
                                                         Class B                                       $       510,005
                                                         Class C                                       $        38,734
                                                         Class I                                       $    47,400,407
                                                         Class Y                                       $        14,378
Net asset value per share of outstanding capital stock:  Class A shares            1,147,539           $         10.16
                                                         Class B shares               50,209           $         10.16
                                                         Class C shares                3,818           $         10.15
                                                         Class I shares            4,663,886           $         10.16
                                                         Class Y shares                1,415           $         10.16
----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

18 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM FEB. 16, 2006* TO OCT. 31, 2006

Investment income
Income:
Interest                                                                                               $     1,786,685
Income distributions from affiliated money market fund (Note 5)                                                 24,531
  Less foreign taxes withheld                                                                                  (23,942)
----------------------------------------------------------------------------------------------------------------------
Total income                                                                                                 1,787,274
----------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                             191,237
Distribution fee
  Class A                                                                                                       18,917
  Class B                                                                                                        2,217
  Class C                                                                                                          212
Transfer agency fee                                                                                              3,167
Incremental transfer agency fee
  Class A                                                                                                          235
  Class B                                                                                                          128
  Class C                                                                                                            9
Service fee -- Class Y                                                                                              10
Administrative services fees and expenses                                                                       21,248
Compensation of board members                                                                                    3,897
Custodian fees                                                                                                  28,090
Printing and postage                                                                                             8,020
Registration fees                                                                                               73,685
Audit fees                                                                                                      22,500
Other                                                                                                            5,202
----------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                 378,774
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                             (61,711)
----------------------------------------------------------------------------------------------------------------------
                                                                                                               317,063
  Earnings and bank fee credits on cash balances (Note 2)                                                       (1,911)
----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                             315,152
----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                              1,472,122
----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                                               (29,751)
  Foreign currency transactions                                                                                  5,465
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                        (24,286)
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                         2,200,317
----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                        2,176,031
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                        $     3,648,153
======================================================================================================================

* When shares became publicly available.

See accompanying notes to financial statements.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 19

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM FEB. 16, 2006* TO OCT. 31, 2006

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                                                        $     1,472,122
Net realized gain (loss) on investments                                                                        (24,286)
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                                         2,200,317
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                              3,648,153
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                                                   (361,037)
    Class B                                                                                                     (9,533)
    Class C                                                                                                       (927)
    Class I                                                                                                 (1,064,373)
    Class Y                                                                                                       (456)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                         (1,436,326)
----------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                                                    1,661,325
  Class B shares                                                                                               633,827
  Class C shares                                                                                                50,525
  Class I shares                                                                                            48,766,475
  Class Y shares                                                                                                 3,950
Reinvestment of distributions at net asset value
  Class A shares                                                                                                33,503
  Class B shares                                                                                                 8,237
  Class C shares                                                                                                   483
  Class I shares                                                                                             1,064,028
  Class Y shares                                                                                                   119
Payments for redemptions
  Class A shares                                                                                              (199,501)
  Class B shares (Note 2)                                                                                     (152,644)
  Class C shares (Note 2)                                                                                      (23,086)
  Class I shares                                                                                            (4,452,607)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                                           47,394,634
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                                     49,606,461
Net assets at beginning of period (Note 1)                                                                  10,020,368**
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                            $    59,626,829
======================================================================================================================
Undistributed net investment income                                                                    $        52,106
----------------------------------------------------------------------------------------------------------------------

 * When shares became publicly available
** Initial capital of $10,045,040 was contributed on Feb. 9, 2006. The Fund had a decrease in net assets resulting from operations of $24,672 during the period from Feb. 9, 2006 to Feb. 16, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

20 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in fixed income securities of emerging market issuers. On Feb. 9, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) invested $10,045,040* in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 5,504** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Feb. 16, 2006.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares, which represents 79.50% of the Fund's net assets.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 97% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 * Includes $45,040 invested by the RiverSource Income Builder Funds.
** Includes 4,504 shares purchased by the RiverSource Income Builder Funds.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 21

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2006, the Fund has entered into outstanding when-issued securities of $400,000 and other forward-commitments of $519,394.

22 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 23

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings were entirely comprised of Mexican pesos.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

24 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $11,967 and accumulated net realized loss has been increased by $5,465 resulting in a net reclassification adjustment to decrease paid-in capital by $6,502.

FOR THE PERIOD FROM FEB. 16, 2006* TO OCT. 31, 2006

CLASS A
Distributions paid from:
    Ordinary income                                     $   361,037
    Long-term capital gain                                       --

CLASS B
Distributions paid from:
    Ordinary income                                           9,533
    Long-term capital gain                                       --

CLASS C
Distributions paid from:
    Ordinary income                                             927
    Long-term capital gain                                       --

CLASS I
Distributions paid from:
    Ordinary income                                       1,064,373
    Long-term capital gain                                       --

CLASS Y
Distributions paid from:
    Ordinary income                                             456
    Long-term capital gain                                       --

* When shares became publicly available.

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                           $   131,322
Accumulated long-term gain (loss)                       $         -
Unrealized appreciation (depreciation)                  $ 2,062,335

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 25

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase.

26 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.


Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses. For the period ended Oct. 31, 2006, there were no expenses incurred for these particular items.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.


Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50
-  Class B $21.50
-  Class C $21.00
-  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 27

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $10,854 for Class A and $494 for Class B for the period ended Oct. 31, 2006.

For the period ended Oct. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.39% for Class A, 2.20% for Class B, 2.19% for Class C, 1.10% for Class I and 1.25% for Class Y. Of these waived fees and expenses, the management fees waived at the Fund level were $61,711. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the board, such that, net expenses will not exceed 1.45% for Class A, 2.21% for Class B, 2.21% for Class C, 1.10% for Class I and 1.29% for Class Y of the Fund's average daily net assets.

During the period ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $1,911 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $53,518,205 and $10,827,047, respectively, for the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from Feb. 16, 2006* to Oct. 31, 2006 are as follows:

                             CLASS A   CLASS B   CLASS C     CLASS I    CLASS Y
-------------------------------------------------------------------------------
Sold                         168,404    64,048     5,108    4,998,724      403
Issued for reinvested
 distributions                 3,416       840        49      108,529       12
Redeemed                     (20,281)  (15,679)   (2,339)    (448,871)      --
-------------------------------------------------------------------------------
Net increase (decrease)      151,539    49,209     2,818    4,658,382      415
-------------------------------------------------------------------------------

*  When shares became publicly available.

28 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the period ended Oct. 31, 2006.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 29

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

30 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                                       2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                               $  9.98
--------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .33
Net gains (losses) (both realized and unrealized)                      .18
--------------------------------------------------------------------------
Total from investment operations                                       .51
--------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.33)
--------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.16
--------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                            $    12
--------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.39%(d),(e)
--------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     5.20%(d)
--------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               32%
--------------------------------------------------------------------------
Total return(f)                                                       5.25%(g)
--------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.81% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 31

CLASS B

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $  9.97
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .28
Net gains (losses) (both realized and unrealized)                       .19
---------------------------------------------------------------------------
Total from investment operations                                        .47
---------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.28)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.16
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $     1
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       2.20%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      4.51%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                32%
---------------------------------------------------------------------------
Total return(f)                                                        4.80%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.62% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

32 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

CLASS C

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $  9.97
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .28
Net gains (losses) (both realized and unrealized)                       .18
---------------------------------------------------------------------------
Total from investment operations                                        .46
---------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.28)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.15
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       2.19%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      4.46%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                32%
---------------------------------------------------------------------------
Total return(f)                                                        4.75%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.61% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 33

CLASS I

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $  9.98
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .35
Net gains (losses) (both realized and unrealized)                       .17
---------------------------------------------------------------------------
Total from investment operations                                        .52
---------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.34)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.16
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    47
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.10%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      5.70%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                32%
---------------------------------------------------------------------------
Total return(f)                                                        5.44%(g)
---------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.52% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

34 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

CLASS Y*

FISCAL PERIOD ENDED OCT. 31,                                        2006(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                $  9.98
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .34
Net gains (losses) (both realized and unrealized)                       .18
---------------------------------------------------------------------------
Total from investment operations                                        .52
---------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.34)
---------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.16
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $    --
---------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.25%(d),(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      5.37%(d)
---------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                32%
---------------------------------------------------------------------------
Total return(f)                                                        5.36%(g)
---------------------------------------------------------------------------

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 1.67% for the period ended Oct. 31, 2006.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 35

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Emerging Markets Bond Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the period from February 16, 2006 (when shares became publicly available) to October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Emerging Markets Bond Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

December 20, 2006

36 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL PERIOD ENDED OCT. 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

     Qualified Dividend Income for individuals                       0.00%
     Dividends Received Deduction for corporations                   0.00%

PAYABLE DATE                                                    PER SHARE
Feb. 27, 2006                                                   $ 0.01214
March 27, 2006                                                    0.03354
April 26, 2006                                                    0.03199
May 25, 2006                                                      0.03405
June 26, 2006                                                     0.04311
July 26, 2006                                                     0.04374
Aug. 28, 2006                                                     0.04576
Sept. 25, 2006                                                    0.03825
Oct. 26, 2006                                                     0.04464
TOTAL DISTRIBUTIONS                                             $ 0.32722

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

     Qualified Dividend Income for individuals                       0.00%
     Dividends Received Deduction for corporations                   0.00%

PAYABLE DATE                                                    PER SHARE
Feb. 27, 2006                                                   $ 0.00783
March 27, 2006                                                    0.02911
April 26, 2006                                                    0.02715
May 25, 2006                                                      0.02852
June 26, 2006                                                     0.03633
July 26, 2006                                                     0.03652
Aug. 28, 2006                                                     0.03860
Sept. 25, 2006                                                    0.03273
Oct. 26, 2006                                                     0.03841
TOTAL DISTRIBUTIONS                                             $ 0.27520

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 37

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

     Qualified Dividend Income for individuals                       0.00%
     Dividends Received Deduction for corporations                   0.00%

PAYABLE DATE                                                    PER SHARE
Feb. 27, 2006                                                   $ 0.00849
March 27, 2006                                                    0.03163
April 26, 2006                                                    0.02925
May 25, 2006                                                      0.02720
June 26, 2006                                                     0.03644
July 26, 2006                                                     0.03750
Aug. 28, 2006                                                     0.03868
Sept. 25, 2006                                                    0.03267
Oct. 26, 2006                                                     0.03791
TOTAL DISTRIBUTIONS                                             $ 0.27977

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

     Qualified Dividend Income for individuals                       0.00%
     Dividends Received Deduction for corporations                   0.00%

PAYABLE DATE                                                    PER SHARE
Feb. 27, 2006                                                   $ 0.01007
March 27, 2006                                                    0.03555
April 26, 2006                                                    0.03424
May 25, 2006                                                      0.03631
June 26, 2006                                                     0.04560
July 26, 2006                                                     0.04610
Aug. 28, 2006                                                     0.04844
Sept. 25, 2006                                                    0.04057
Oct. 26, 2006                                                     0.04723
TOTAL DISTRIBUTIONS                                             $ 0.34411

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

     Qualified Dividend Income for individuals                       0.00%
     Dividends Received Deduction for corporations                   0.00%

PAYABLE DATE                                                    PER SHARE
Feb. 27, 2006                                                   $ 0.01284
March 27, 2006                                                    0.03464
April 26, 2006                                                    0.03327
May 25, 2006                                                      0.03520
June 26, 2006                                                     0.04431
July 26, 2006                                                     0.04489
Aug. 28, 2006                                                     0.04709
Sept. 25, 2006                                                    0.03940
Oct. 26, 2006                                                     0.04591
TOTAL DISTRIBUTIONS                                             $ 0.33755

38 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 39

                                     BEGINNING         ENDING         EXPENSES
                                   ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING        ANNUALIZED
                                    MAY 1, 2006    OCT. 31, 2006   THE PERIOD(a)      EXPENSE RATIO
Class A
     Actual(b)                     $       1,000   $    1,061.30   $        7.35               1.40%
     Hypothetical
     (5% return before expenses)   $       1,000   $    1,018.35   $        7.20               1.40%

Class B
     Actual(b)                     $       1,000   $    1,057.20   $       11.58               2.21%
     Hypothetical
     (5% return before expenses)   $       1,000   $    1,014.22   $       11.34               2.21%

Class C
     Actual(b)                     $       1,000   $    1,057.20   $       11.53               2.20%
     Hypothetical
     (5% return before expenses)   $       1,000   $    1,014.27   $       11.29               2.20%

Class I
     Actual(b)                     $       1,000   $    1,062.90   $        5.78               1.10%
     Hypothetical
     (5% return before expenses)   $       1,000   $    1,019.87   $        5.66               1.10%

Class Y
     Actual(b)                     $       1,000   $    1,062.10   $        6.57(c)            1.25%
     Hypothetical
     (5% return before expenses)   $       1,000   $    1,019.11   $        6.43(c)            1.25%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2006: +6.13% for Class A, +5.72% for Class B, +5.72% for Class C, +6.29% for Class I and +6.21% for Class Y.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses will not exceed 1.29% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective Dec. 11, 2006. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual expenses paid would have been $6.78 and the hypothetical expenses paid would have been $6.64.

40 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund' s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund' s Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                   Board member            Chief Justice, Minnesota Supreme
901 S.Marquette Ave.             since 2006              Court, 1998-2005
Minneapolis, MN 55402
Age 52

Arne H.Carlson                   Board member and        Chair, Board Services Corporation
901 S.Marquette Ave.             Chair of the Board      (provides administrative services
Minneapolis, MN 55402            since 1999              to boards); former Governor
Age 72                                                   of Minnesota

Patricia M.Flynn                 Board member            Trustee Professor of Economics and
901 S.Marquette Ave.             since 2004              Management, Bentley College;
Minneapolis, MN 55402                                    former Dean, McCallum Graduate
Age 56                                                   School of Business, Bentley College

Anne P.Jones                     Board member            Attorney and Consultant
901 S.Marquette Ave.             since 1985
Minneapolis, MN 55402
Age 71

Jeffrey Laikind                  Board member            Former Managing Director,            American Progressive
901 S.Marquette Ave.             since 2005              Shikiar Asset Management             Insurance
Minneapolis, MN 55402
Age 71

Stephen R.Lewis, Jr.*            Board member            President Emeritus and               Valmont Industries,Inc.
901 S.Marquette Ave.             since 2002              Professor of Economics,              (manufactures irrigation
Minneapolis, MN 55402                                    Carleton College                     systems)
Age 67

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 41

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia           Board member            Director, Enterprise Asset           Strategic Distribution,
901 S.Marquette Ave.             since 2004              Management, Inc.(private real        Inc. (transportation,
Minneapolis, MN 55402                                    estate and asset management          distribution and logistics
Age 54                                                   company)                             consultants)

Vikki L.Pryor                    Board member            President and Chief Executive
901 S.Marquette Ave.             since 2006              Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                    Insurance Company, Inc. since 1999
Age 53

Alison Taunton-Rigby             Board member            Chief Executive Officer,RiboNovix,   Hybridon,Inc.
901 S.Marquette Ave.             since 2002              Inc.since 2003 (biotechnology);      (biotechnology);
Minneapolis, MN 55402                                    former President, Forester Biotech   American Healthways,
Age 62                                                                                        Inc. (health management
                                                                                              programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
William F.Truscott               Board member            President,Ameriprise Certificate
53600 Ameriprise                 since 2001,             Company since 2006; President -
Financial Center                 Vice President          U.S. Asset Management and Chief
Minneapolis, MN 55474            since 2002              Investment Officer, Ameriprise
Age 46                                                   Financial, Inc. and President,
                                                         Chairman of the Board
                                                         and Chief Investment
                                                         Officer, RiverSource
                                                         Investments, LLC since
                                                         2005; Senior Vice
                                                         President - Chief
                                                         Investment
                                                         Officer, Ameriprise
                                                         Financial, Inc. and
                                                         Chairman of the Board
                                                         and Chief Investment
                                                         Officer, RiverSource
                                                         Investments, LLC, 2001-2005

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

42 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund' s other officers are:

FUND OFFICERS

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                   Money Laundering        Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                  Prevention Officer      Ameriprise Financial,Inc.since 2004; Manager Anti-Money
Financial Center                 since 2004              Laundering,Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                                    Director and Bank Secrecy Act Officer,American Express
Age 42                                                   Centurion Bank, 2000-2003

Patrick T. Bannigan              President               Senior Vice President - Asset Management,RiverSource
172 Ameriprise                   since 2006              Investments, LLC since 2006; Managing Director and Global
Financial Center                                         Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                                    2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                                   Director of Strategic Planning, Evergreen Investments, 1995-2002

Jeffrey P. Fox                   Treasurer               Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise                   since 2002              Inc., since 2002; Vice President - Finance, American Express
Financial Center                                         Company,2000-2002
Minneapolis, MN 55474
Age 51

Amy K. Johnson                   Vice President          Vice President - Asset Management and Trust Company Services,
5228 Ameriprise                  since 2006              RiverSource Investments, LLC, since 2006; Vice President -
Financial Center                                         Operations and Compliance, RiverSource Investments,LLC,
Minneapolis, MN 55474                                    2004-2006; Director of Product Development - Mutual Funds,
Age 41                                                   American Express Financial Corporation, 2001-2004

Michelle M. Keeley               Vice President          Executive Vice President - Equity and Fixed Income,
172 Ameriprise                   since 2004              Ameriprise Financial,Inc.and RiverSource Investments, LLC since
Financial Center                                         2006; Vice President - Investments,Ameriprise Certificate
Minneapolis, MN 55474                                    Company since 2003; Senior Vice President - Fixed Income,
Age 42                                                   Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                                         Investments, LLC,2004-2006; Managing Director, Zurich Global
                                                         Assets, 2001-2002

Jennifer D. Lammers              Chief Compliance        U.S. Asset Management Chief Compliance Officer,RiverSource
172 Ameriprise                   Officer since 2006      Investments,LLC since 2006; Director - Mutual Funds,
Financial Center                                         Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                                    Voyageur Asset Management, 2000-2003
Age 46

Scott R.Plummer                  Vice President,         Vice President and Chief Counsel - Asset Management,
5228 Ameriprise                  General Counsel         Ameriprise Financial,Inc. since 2005; Vice President,
Financial Center                 and Secretary           General Counsel and Secretary,Ameriprise Certificate Company
Minneapolis, MN 55474            since 2006              since 2005; Vice President - Asset Management Compliance,
Age 47                                                   Ameriprise Financial,Inc., 2004-2005; Senior Vice President and
                                                         Chief Compliance Officer, U.S. Bancorp Asset Management,
                                                         2002-2004; Second Vice President and Assistant General
                                                         Counsel, Hartford Life,2001-2002

The SAI has additional information about the Fund' s directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT 43

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

44 RIVERSOURCE EMERGING MARKETS BOND FUND - 2006 ANNUAL REPORT

RIVERSOURCE(SM) EMERGING MARKETS BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds


[RIVERSOURCE(SM) INVESTMENTS LOGO]

This report must be accompanied or preceded by the Fund's current prospectus.

RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.


                                                                S-6398 C (12/06)

ANNUAL REPORT

                                                          RIVERSOURCE [LOGO](SM)
                                                                INVESTMENTS

RIVERSOURCE (SM)
EMERGING MARKETS FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2006

o RIVERSOURCE EMERGING MARKETS FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                              3
Performance Summary                                        5
Questions & Answers with Portfolio Management              7
The Fund's Long-term Performance                          10
Investments in Securities                                 12
Financial Statements                                      17
Notes to Financial Statements                             21
Report of Independent Registered Public Accounting Firm   36
Federal Income Tax Information                            37
Fund Expenses Example                                     38
Board Members and Officers                                40
Proxy Voting                                              43

[LOGO]
    DALBAR RATED
       2006
 FOR COMMUNICATION


The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

2 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource Emerging Markets Fund invests in some of the world's fastest growing countries and companies in the developing world. The Fund focuses on large-cap companies but has the flexibility to invest in companies of any size. The portfolio management team employs a "dynamic style" that lets them determine the most effective focus during particular economic and market conditions, moving the balance between "value" and "growth" as the business cycle changes.

COUNTRY BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

Brazil         20.9%
Russia         15.7%
South Korea    10.0%
South Africa    8.1%                          [PIE CHART]
Mexico          7.8%
Other(1)       30.7%
Taiwan          6.8%

(1) Includes Hong Kong 6.4%, China 5.4%, India 2.6%, Indonesia 2.2%, Chile 1.9%, Bermuda 1.8%, Luxembourg 1.8%, Argentina 1.3%, Singapore 1.2%, Canada 1.1%, Colombia 1.0%, Hungary 1.0%, Philippine Islands 0.7%, Netherlands 0.6%, Thailand 0.6%, Poland 0.5% and Cash & Cash Equivalents 0.6%.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Gazprom ADR (Russia)                      5.3%
Petroleo Brasileiro ADR (Brazil)          5.1%
Companhia Vale do Rio Doce ADR (Brazil)   4.8%
China Mobile (Hong Kong)                  3.1%
Impala Platinum Holdings (South Africa)   3.1%
Taiwan Semiconductor Mfg (Taiwan)         2.9%
Samsung Electronics (South Korea)         2.7%
China Merchants Bank Series H (China)     2.2%
LUKOIL ADR (Russia)                       2.1%
Cyrela Brazil Realty (Brazil)             1.9%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT OCT. 31, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
          X              LARGE
                         MEDIUM   SIZE
                         SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                  YEARS IN INDUSTRY

Julian Thompson           13
Jules Mort                 9

FUND FACTS

                     TICKER SYMBOL   INCEPTION DATE
Class A                  IDEAX             11/13/96
Class B                  IEMBX             11/13/96
Class C                     --              6/26/00
Class I                  RSRIX               3/4/04
Class Y                     --             11/13/96
Total net assets                     $553.5 million
Number of holdings                               85

4 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

                                     [CHART]
                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2006

                           MORGAN STANLEY CAPITAL
  RIVERSOURCE EMERGING      INTERNATIONAL (MSCI)
  MARKETS FUND CLASS A     EMERGING MARKETS INDEX   LIPPER EMERGING MARKETS
(EXCLUDING SALES CHARGE)         (UNMANAGED)              FUNDS INDEX
         +37.85%                   +35.42%                  +34.61%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS
AT OCT. 31, 2006

                                                              SINCE
WITHOUT SALES CHARGE           1 YEAR   3 YEARS   5 YEARS   INCEPTION
Class A (INCEPTION 11/13/96)   +37.85%  +28.25%   +25.57%     +9.06%
Class B (INCEPTION 11/13/96)   +36.81%  +27.24%   +24.60%     +8.23%
Class C (INCEPTION 6/26/00)    +36.84%  +27.26%   +24.66%    +10.64%
Class I (INCEPTION 3/4/04)     +38.36%     N/A       N/A     +24.25%
Class Y (INCEPTION 11/13/96)   +38.06%  +28.48%   +25.77%     +9.26%
WITH SALES CHARGE
Class A (INCEPTION 11/13/96)   +29.92%  +25.75%   +24.09%     +8.41%
Class B (INCEPTION 11/13/96)   +31.81%  +26.41%   +24.43%     +8.23%
Class C (INCEPTION 6/26/00)    +35.84%  +27.26%   +24.66%    +10.64%

AT SEPT. 30, 2006

                                                              SINCE
WITHOUT SALES CHARGE           1 YEAR   3 YEARS   5 YEARS   INCEPTION
Class A (INCEPTION 11/13/96)   +20.49%  +28.96%   +25.34%     +8.40%
Class B (INCEPTION 11/13/96)   +19.47%  +27.93%   +24.34%     +7.56%
Class C (INCEPTION 6/26/00)    +19.54%  +27.91%   +24.43%     +9.62%
Class I (INCEPTION 3/4/04)     +21.07%     N/A       N/A     +21.87%
Class Y (INCEPTION 11/13/96)   +20.54%  +29.11%   +25.51%     +8.59%
WITH SALES CHARGE
Class A (INCEPTION 11/13/96)   +13.56%  +26.44%   +23.87%     +7.75%
Class B (INCEPTION 11/13/96)   +14.47%  +27.11%   +24.17%     +7.56%
Class C (INCEPTION 6/26/00)    +18.54%  +27.91%   +24.43%     +9.62%

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS
FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS I AND CLASS Y SHARES. THESE SHARE CLASSES ARE AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

6 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

BELOW, RIVERSOURCE EMERGING MARKETS FUND PORTFOLIO MANAGERS JULIAN THOMPSON AND JULES MORT OF THREADNEEDLE INTERNATIONAL LIMITED (THREADNEEDLE) DISCUSS THE FUND'S RESULTS AND POSITIONING FOR THE 12 MONTHS ENDED OCT. 31, 2006. THREADNEEDLE, AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL, INC., ACTS AS THE SUBADVISER TO THE FUND.

Q:   How did RiverSource Emerging Markets Fund perform for the 2006 fiscal year?

A: The Fund returned 37.85% (Class A shares excluding sales charge) for the 12-month period ended Oct. 31, 2006. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (MSCI Index), which returned 35.42%. The Fund also outperformed its peer group, the Lipper Emerging Markets Funds Index, which rose 34.61% for the 12-month time frame.

Q:   What factors most significantly affected performance?

A: Asset allocation, sector selection and stock selection contributed to performance over the Fund's fiscal year. Throughout the year, asset allocation was the key driver of performance. Regionally, Asia, Latin America, and EuropeMiddleEast and Africa (EMEA) were up 38.7%, 38.5% and 27.5%, respectively.

     Standout contributors included Brazil (20.9% of the Fund) and Russia (15.7% of the Fund), the two largest allocations in the Fund. Brazil turned in very strong performance for the period up more than 37% and Russia was up more than 54% over the period. The Fund's overweight position in both Brazil and Russia relative to the MSCI Index's weighting helped performance.

     Throughout the year, we have focused on key investment themes, which have benefited the Fund, namely commodities and domestic consumption. Both Brazil and Russia are commodity producing economies and continued to benefit from very strong commodity prices and from what we believe is a long-term growth trend in China. The outlook for China's appetite for commodities, such as iron ore from Brazil and oil from Russia, remains strong in light of China's projected growth and perpetual building of infrastructure and other projects.

     Profits from selling commodities and commodity-related products have brought benefits to the domestic economies of exporting countries, such as Brazil and Russia. Among the industries that have indirectly benefited are the banking sector, media and telecom in Russia; and airlines, retail and real estate in Brazil.

     BOTH BRAZIL AND RUSSIA ARE COMMODITY PRODUCING ECONOMIES AND CONTINUED TO BENEFIT FROM VERY STRONG COMMODITY PRICES AND FROM WHAT WE BELIEVE IS A LONG-TERM GROWTH TREND IN CHINA.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

     Several other countries detracted from performance. South Africa was one of the Fund's main detractors through much of the period. Over the year, the Fund has built a sizeable South African position, and midway through the period, it underperformed but rebounded by the end of the period. Another disappointment to the Fund was India. We have been underweight relative to the MSCI Index in India because we considered stocks in India to be expensive and also riskier compared to other places, such as Brazil. We felt that our money could work harder elsewhere, so we reduced the Fund's position in India and missed out on much of its market appreciation. India was up 66.8% over the period. Finally, the Fund had a sizable position in the banking sector in Turkey. The market there peaked in February 2006, and we retained the position. Shortly after, the market sold off on fears that U.S. interest rates would rise, and we sold out of the Fund's position.

     Individual stocks in various sectors that contributed to performance over the period included mining company Companhia Vale do Rio Doce (Brazil), Samsung Electronics (South Korea), LUKOIL (Russia), America Movil (Mexico) and Gazprom (Russia). Some stocks that hindered performance included retailer Truworths Intl (South Africa), commercial bank Akbank (Turkey), technology company Lipman (Israel) and food retailer Pyaterochka (Russia).

Q:   What changes did you make to the Fund and how is it currently positioned?

A: We reduced the Fund's position in Asia, although the region, which includes South Korea, Taiwan, Hong Kong, China and other countries, remained the largest part of the portfolio. We lessened the Fund's exposure to India and Thailand. As mentioned above, we felt India has become overpriced; also we believed that the interest rate cycle in Thailand was not favorable for investments and had concerns with Thailand's political environment. Also, we reduced the Fund's overall position in technology, which impacted the Fund's weighting in Asia. We decreased the Fund's exposure to Taiwan Semiconductor Mfg. We reduced the Fund's exposure to South Korea because growth there has slowed and the country's economy acted more like a developed market than an emerging one. Early in the period, we added South Korean company, Samsung Heavy Inds, specialized shipbuilders that enjoyed strong demand for their products. We later reduced the Fund's substantial holding in semiconductor manufacturer Samsung Electronics after its disappointing results from the first calendar quarter in 2006.

     WE REDUCED THE FUND'S EXPOSURE TO SOUTH KOREA BECAUSE GROWTH THERE HAS SLOWED AND THE COUNTRY'S ECONOMY ACTED MORE LIKE A DEVELOPED MARKET THAN AN EMERGING ONE.

8 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

     Commodities and domestic consumption themes are evidenced in the high level of exports, growing trade surpluses and rise in consumer-facing industries, such as airlines and banking, in Brazil and Russia, the two largest country allocations in the Fund. In Brazil, mining company Companhia Vale do Rio Doce is among the Fund's largest holdings and continues to benefit through its global exports, including iron ore sales to China. In the first half of the period, we bought paper and pulp producer Aracruz Celulose, which has extremely low production costs. We also added Cyrela Brazil Realty, a real estate developer.

     In Russia, the oil sector has contributed significantly to performance, and we see this continuing. Russian oil company Gazprom was added during the period and, as of this writing, is the Fund's largest holding. We have also added to Sberbank, a Russian bank that has approximately 45% of the market share in Russia. Loans are a big part of its business and growth prospects, particularly in the mortgage market, looked so promising to us. We consider Sberbank a core holding within the Fund's allocation to Russia.

Q:   How do you intend to manage the Fund in the coming months?

A: We believe that emerging markets will continue to perform well within periods of volatility, and with that in mind, the Fund is, in our view, suitably positioned. We believe the shape of the portfolio and the sector allocations that we have in place are unlikely to change much because we still favor commodity producers over commodity importers. We also intend to keep the Fund's strategy largely focused on growth companies.

     We continue to see the best opportunities in Latin America and in Russia. We are considering the Fund's exposure in South Africa at this point, and we are very aware that the retail sector in South Africa is looking very cheap. However, the macroeconomic environment does not look favorable. China, in our view, offers significant opportunities within Asia, and we currently expect to have a relatively sizeable position in China. We also like India's prospects over the longer term, even though we find valuations quite expensive in the short-term.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Emerging Markets Fund Class A shares (from 12/1/96 to 10/31/06)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Lipper Emerging Markets Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Nov. 13, 1996. MSCI Emerging Markets Index and Lipper peer group data is from Dec. 1, 1996.

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2006

                                                                           SINCE
                                          1 YEAR   3 YEARS   5 YEARS   INCEPTION(3)
RIVERSOURCE EMERGING MARKETS FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000      $12,992   $19,885   $29,423      $22,365
   Average annual total return            +29.92%   +25.75%   +24.09%       +8.41%
MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EMERGING MARKETS INDEX(1)
   Cumulative value of $10,000           $13,542   $21,723   $35,173      $21,969
   Average annual total return            +35.42%   +29.51%   +28.60%       +8.26%
LIPPER EMERGING MARKETS FUNDS INDEX(2)
   Cumulative value of $10,000           $13,461   $21,763   $34,589      $22,076
   Average annual total return            +34.61%   +29.59%   +28.17%       +8.31%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

10 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

                                  [CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EMERGING MARKETS FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

  RIVERSOURCE EMERGING      MORGAN STANLEY CAPITAL    LIPPER EMERGING
  MARKETS FUND CLASS A       INTERNATIONAL (MSCI)      MARKETS FUNDS
(INCLUDES SALES CHARGE)   EMERGING MARKETS INDEX(1)       INDEX(2)
         9425                      10000                   10000
        10070                       9001                    9402
         6672                       6212                    6283
         9687                       8984                    8571
         9339                       8192                    8204
         7165                       6270                    6382
         7766                       6800                    6837
        10601                      10114                   10144
        12307                      12076                   12333
        16224                      16223                   16400
        22365                      21969                   22076

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from Nov. 13, 1996. MSCI Emerging Markets Index and Lipper peer group data is from Dec. 1, 1996.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 11

INVESTMENTS IN SECURITIES

OCT. 31, 2006

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (93.5%)(c)

ISSUER                                                   SHARES        VALUE(a)
ARGENTINA (1.3%)
REAL ESTATE MANAGEMENT & DEVELOPMENT

IRSA Inversiones y
   Representaciones GDR                                  491,906(b)  $ 7,068,688
--------------------------------------------------------------------------------

BERMUDA (1.8%)
MEDIA (1.0%)
Central European
   Media Enterprises
   Series A                                               76,859(b)    5,673,731
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
Hongkong Land
   Holdings                                            1,123,000       4,222,480
--------------------------------------------------------------------------------

BRAZIL (18.8%)
BEVERAGES (0.7%)
AmBev ADR                                                 92,218       4,026,237
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
American BankNote                                        275,058       2,254,890
--------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
CSU Cardsystem                                           244,936(b)    1,417,581
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Terna Participacoes
   Unit                                                  209,524(b)    2,209,946
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.5%)
Cyrela Brazil Realty                                     496,600      10,113,863
Gafisa                                                   248,400(b)    3,654,989
                                                                     -----------
Total                                                                 13,768,852
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.7%)
Submarino                                                200,100       4,089,301
--------------------------------------------------------------------------------

METALS & MINING (4.7%)
Companhia Vale do Rio
   Doce ADR                                            1,009,075      25,670,869
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.1%)
Petroleo Brasileiro ADR                                  333,157      27,549,248
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                   SHARES        VALUE(a)

BRAZIL (CONT.)

PAPER & FOREST PRODUCTS (1.0%)
Aracruz Celulose ADR                                     101,043     $ 5,559,385
--------------------------------------------------------------------------------

ROAD & RAIL (1.6%)
Localiza Rent A Car                                      363,291       9,044,941
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
TIM Participacoes ADR                                    237,378       7,975,901
--------------------------------------------------------------------------------

CANADA (1.0%)
METALS & MINING
Aur Resources                                            170,000       3,293,059
Corriente Resources                                      552,600(b)    2,466,832
                                                                     -----------
Total                                                                  5,759,891
--------------------------------------------------------------------------------

CHILE (1.8%)
COMMERCIAL BANKS (0.9%)
Banco Santander
   Chile ADR                                             112,305       5,416,470
--------------------------------------------------------------------------------

METALS & MINING (0.9%)
Antofagasta                                              490,566       4,744,280
--------------------------------------------------------------------------------

CHINA (5.2%)
COMMERCIAL BANKS (3.3%)
China Merchants Bank
   Series H                                            7,416,999(b)   11,578,481
Industrial and
   Commercial Bank of
   China Series H                                     14,119,008(b)    6,318,123
                                                                     -----------
Total                                                                 17,896,604
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
China Telecom Cl H                                    18,156,000       6,840,573
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.7%)
China Shenhua Energy
   Series H                                            2,307,000       4,058,246
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

12 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

COMMON STOCKS (CONTINUED)

ISSUER                                                SHARES           VALUE(a)
COLOMBIA (1.0%)
COMMERCIAL BANKS
BanColombia ADR                                      182,758         $ 5,586,912
--------------------------------------------------------------------------------

HONG KONG (6.1%)
DISTRIBUTORS (0.7%)
Huabao Intl Holdings                               8,240,000(b)        3,676,726
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Lee & Man Paper Mfg                                2,040,000           4,144,689
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
China Overseas Land &
   Investment                                      6,780,000           6,181,311
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Prime Success
   Intl Group                                      4,226,973           3,467,806
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.0%)
China Mobile                                       2,036,500          16,550,310
--------------------------------------------------------------------------------

HUNGARY (1.0%)
OIL, GAS & CONSUMABLE FUELS
MOL Magyar Olaj-es
   Gazipari                                           55,694           5,544,001
--------------------------------------------------------------------------------

INDIA (2.5%)
ELECTRICAL EQUIPMENT (1.0%)
Bharat Heavy Electricals                              60,595           3,256,990
Suzlon Energy                                         92,576           2,689,587
                                                                     -----------
Total                                                                  5,946,577
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Bajaj Hindusthan                                     491,308           3,401,237
--------------------------------------------------------------------------------
IT SERVICES (0.9%)
Satyam Computer
   Services                                          487,828           4,765,058
--------------------------------------------------------------------------------

INDONESIA (2.2%)
AUTOMOBILES (1.2%)
PT Astra Intl                                      4,203,000           6,181,561
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telekomunikasi
   Indonesia ADR                                      13,381             489,209
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                   SHARES        VALUE(a)

INDONESIA (CONT.)


MACHINERY (0.5%)
United Tractors                                    4,046,635         $ 2,909,171
--------------------------------------------------------------------------------

MARINE (0.4%)
Berlian Laju Tanker                               11,942,000(b)        2,378,579
--------------------------------------------------------------------------------

LUXEMBOURG (1.7%)
ENERGY EQUIPMENT & SERVICES (1.0%)
Tenaris ADR                                          145,243           5,604,927
--------------------------------------------------------------------------------

METALS & MINING (0.7%)
Ternium ADR                                          155,378(b)        3,791,223
--------------------------------------------------------------------------------

MEXICO (7.5%)
COMMERCIAL BANKS (1.4%)
Grupo Financiero Banorte
   Series O                                        2,061,500           7,477,191
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.2%)
CEMEX ADR                                            211,212(b)        6,492,657
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
AXTEL Series CPO                                   1,403,566(b)        3,002,280
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Wal-Mart de Mexico
   Series V                                        1,571,700           5,466,782
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.8%)
Corporacion GEO
   Series B                                          986,200(b)        4,522,625
--------------------------------------------------------------------------------

MEDIA (1.2%)
Grupo Televisa ADR                                   273,247           6,743,736
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
America Movil ADR
   Series L                                          187,686           8,046,099
--------------------------------------------------------------------------------

NETHERLANDS (0.6%)
BEVERAGES
Efes Breweries Intl GDR                              112,049(b,d,e)    3,417,495
--------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.7%)
REAL ESTATE MANAGEMENT & DEVELOPMENT
Ayala Land                                        12,641,620           3,874,291
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 13

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES        VALUE(a)
POLAND (0.5%)

DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikacja Polska                                388,416       $  2,860,055
--------------------------------------------------------------------------------

RUSSIA (13.9%)

COMMERCIAL BANKS (1.5%)
Sberbank                                                3,687          8,295,750
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
Sayano-Shushenskaya Hydro-Power Station             1,569,693          1,290,112
--------------------------------------------------------------------------------

MEDIA (0.8%)
CTC Media                                             190,828(b)       4,631,396
--------------------------------------------------------------------------------

METALS & MINING (2.0%)
MMC Norilsk Nickel ADR                                 38,964          5,756,931
TMK OAO Series S                                    1,000,237(b)       5,401,280
                                                                    ------------
Total                                                                 11,158,211
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.3%)
Gazprom ADR                                           674,801         28,584,571
LUKOIL ADR                                            137,080         11,089,772
                                                                    ------------
Total                                                                 39,674,343
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.1%)
Mobile Telesystems ADR                                139,933          6,168,247
Vimpel-Communications ADR                              86,013(b)       5,675,998
                                                                    ------------
Total                                                                 11,844,245
--------------------------------------------------------------------------------

SINGAPORE (1.2%)

INDUSTRIAL CONGLOMERATES
Keppel                                                660,000          6,700,077
--------------------------------------------------------------------------------

SOUTH AFRICA (7.9%)

FOOD & STAPLES RETAILING (0.9%)
Massmart Holdings                                     643,607          5,183,823
--------------------------------------------------------------------------------

MEDIA (1.2%)
Naspers Series N                                      363,743          6,585,663
--------------------------------------------------------------------------------

METALS & MINING (4.3%)
Anglo Platinum                                        62,044           6,657,353
Impala Platinum Holdings                              94,056          16,543,636
                                                                    ------------
Total                                                                 23,200,989
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                   SHARES        VALUE(a)

SOUTH AFRICA (CONT.)

OIL, GAS & CONSUMABLE FUELS (1.5%)
Sasol                                                 248,308       $  8,525,944
--------------------------------------------------------------------------------

SOUTH KOREA (9.7%)

COMMERCIAL BANKS (1.7%)
Shinhan Financial Group                                82,640          3,812,602
Woori Finance Holdings                                272,880          5,838,323
                                                                    ------------
Total                                                                  9,650,925
--------------------------------------------------------------------------------

MACHINERY (2.4%)
Doosan Infracore                                      230,120          4,434,782
Samsung Heavy Inds                                    322,860          8,655,994
                                                                    ------------
Total                                                                 13,090,776
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Hyundai Department Store                               62,361          5,224,339
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
SK                                                     68,744          5,043,757
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Hynix Semiconductor                                   167,549(b)       6,084,281
Samsung Electronics                                    22,113         14,345,979
                                                                    ------------
Total                                                                 20,430,260
--------------------------------------------------------------------------------

TAIWAN (6.6%)

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Hon Hai Precision Industry                          1,118,772          7,248,808
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Chong Hong Construction                             1,074,418          2,871,791
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
Huaku Construction                                  1,319,700          2,682,253
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
MediaTek                                              301,400          2,940,598
Powertech Technology                                  926,000          2,664,408
Taiwan Semiconductor Mfg                            8,586,235         15,747,454
Vanguard Intl Semiconductor                         3,561,000          2,387,562
                                                                    ------------
Total                                                                 23,740,022
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

14 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

COMMON STOCKS (CONTINUED)

ISSUER                                              SHARES          VALUE(a)
THAILAND (0.5%)

HEALTH CARE PROVIDERS & SERVICES
Bumrungrad Hospital                                 2,929,000       $  2,953,925
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $441,973,826)                                                $517,798,031
--------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (2.9%)(c)

BRAZIL (1.5%)

Eletropaulo Metropolitana de Sao Paulo Series B   193,866,000(b)    $  8,421,869
--------------------------------------------------------------------------------

HONG KONG (0.1%)
China Overseas Land & Investment Warrants             827,000(b,e)  $    277,556
--------------------------------------------------------------------------------

RUSSIA (1.3%)
Transneft                                               3,492          7,368,120
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $13,689,505)                                                 $ 16,067,545
--------------------------------------------------------------------------------

MONEY MARKET FUND (0.5%)

RiverSource Short-Term Cash Fund                    3,001,614(f)    $ 3,001,614
--------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $3,001,614)                                                  $  3,001,614
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $458,664,945)(g)                                             $536,867,190
================================================================================

See accompanying notes to investments in securities.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 15

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $3,417,495 or 0.6% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2006, is as follows:

                                                 ACQUISITION
SECURITY                                            DATES                COST
--------------------------------------------------------------------------------
China Overseas Land & Investments
   Warrants                                        06-29-06          $       --
Efes Breweries Intl GDR*                    10-15-04 thru 01-25-06    3,030,355

* Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(g) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $459,931,388 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $82,989,151
Unrealized depreciation                                              (6,053,349)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $76,935,802
--------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

16 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $455,663,331)                      $533,865,576
   Affiliated money market fund (identified cost $3,001,614) (Note 5)          3,001,614
----------------------------------------------------------------------------------------
Total investments in securities (identified cost $458,664,945)               536,867,190
Cash in bank on demand deposit                                                       485
Foreign currency holdings (identified cost $469,244) (Note 1)                    468,783
Capital shares receivable                                                        242,629
Dividends and accrued interest receivable                                        455,071
Receivable for investment securities sold                                     22,931,926
----------------------------------------------------------------------------------------
Total assets                                                                 560,966,084
----------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                            70,039
Payable for investment securities purchased                                    7,007,852
Accrued investment management services fee                                        16,253
Accrued distribution fee                                                           5,069
Accrued service fee                                                                   15
Accrued transfer agency fee                                                          887
Accrued administrative services fee                                                1,189
Other accrued expenses                                                           352,714
----------------------------------------------------------------------------------------
Total liabilities                                                              7,454,018
----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                          $553,512,066
========================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                    $    493,012
Additional paid-in capital                                                   346,783,468
Accumulated net realized gain (loss)                                         128,037,185
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         78,198,401
----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock    $553,512,066
========================================================================================
Net assets applicable to outstanding shares:   Class A                      $425,229,317
                                               Class B                      $ 76,605,821
                                               Class C                      $  4,798,555
                                               Class I                      $ 41,144,243
                                               Class Y                      $  5,734,130
Net asset value per share of outstanding
   capital stock:                              Class A shares  37,571,472   $      11.32
                                               Class B shares   7,204,484   $      10.63
                                               Class C shares     450,159   $      10.66
                                               Class I shares   3,576,427   $      11.50
                                               Class Y shares     498,653   $      11.50
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 17

STATEMENT OF OPERATIONS

                                                   PERIOD FROM          PERIOD FROM          TOTAL
                                                 NOV. 1, 2005 TO      NOV. 8, 2005 TO   NOV. 1, 2005 TO
                                              NOV. 7, 2005 (NOTE 1)    OCT. 31, 2006     OCT. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                           $  11,475           $10,637,335       $10,648,810
Interest                                                8,336               324,920           333,256
Income distributions from affiliated
   money market fund (Note 5)                              --                25,802            25,802
Fee income from securities lending (Note 3)                --                 5,854             5,854
   Less foreign taxes withheld                        (20,848)             (812,813)         (833,661)
-------------------------------------------------------------------------------------------------------
Total income                                           (1,037)           10,181,098        10,180,061
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                     74,408             5,585,272         5,659,680
Distribution fee
   Class A                                             14,552               948,112           962,664
   Class B                                             14,591               860,368           874,959
   Class C                                                527                40,444            40,971
Transfer agency fee                                    16,242               926,402           942,644
Incremental transfer agency fee
   Class A                                              1,323                76,827            78,150
   Class B                                                595                32,100            32,695
   Class C                                                 20                 1,454             1,474
Service fee -- Class Y                                     49                 4,885             4,934
Administrative services fees and expenses               6,351               400,640           406,991
Compensation of board members                              --                13,518            13,518
Custodian fees                                          6,521               474,603           481,124
Printing and postage                                    2,730               134,585           137,315
Registration fees                                         441                61,356            61,797
Audit fees                                                791                30,709            31,500
Other                                                     388                49,478            49,866
-------------------------------------------------------------------------------------------------------
Total expenses                                        139,529             9,640,753         9,780,282
   Earnings and bank fee credits on cash
   balances (Note 2)                                     (228)              (29,646)          (29,874)
-------------------------------------------------------------------------------------------------------
Total net expenses                                    139,301             9,611,107         9,750,408
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      (140,338)              569,991           429,653
-------------------------------------------------------------------------------------------------------

18 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

                                                   PERIOD FROM          PERIOD FROM          TOTAL
                                                 NOV. 1, 2005 TO      NOV. 8, 2005 TO   NOV. 1, 2005 TO
                                              NOV. 7, 2005 (NOTE 1)    OCT. 31, 2006     OCT. 31, 2006
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                  $   500,120          $129,587,556      $130,087,676
   Foreign currency transactions                       (51,352)           (1,100,656)       (1,152,008)
   Payment from affiliate (Note 2)                          --                21,081            21,081
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                448,768           128,507,981       128,956,749
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities in
   foreign  currencies                              12,482,917             7,397,865        19,880,782
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and
   foreign currencies                               12,931,685           135,905,846       148,837,531
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                       $12,791,347          $136,475,837      $149,267,184
=======================================================================================================

See accompanying notes to financial statements.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 19

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                      2006            2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                     $     429,653   $  1,455,102
Net realized gain (loss) on investments                               128,956,749     73,838,970
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                                  19,880,782     21,800,849
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       149,267,184     97,094,921
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                            (740,974)      (923,069)
      Class C                                                                  --           (588)
      Class I                                                            (108,672)      (128,053)
      Class Y                                                                  --        (98,442)
------------------------------------------------------------------------------------------------
Total distributions                                                      (849,646)    (1,150,152)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                            119,913,683     97,558,207
   Class B shares                                                      21,718,034     21,386,977
   Class C shares                                                       1,820,806      1,561,783
   Class I shares                                                      18,275,459     18,475,923
   Class Y shares                                                       3,740,915      3,414,988
Reinvestment of distributions at net asset value
   Class A shares                                                         733,024        913,364
   Class C shares                                                              --            561
   Class I shares                                                         108,604        127,968
   Class Y shares                                                              --         98,442
Payments for redemptions
   Class A shares                                                    (102,794,692)   (56,764,158)
   Class B shares (Note 2)                                            (43,209,233)   (42,751,811)
   Class C shares (Note 2)                                               (758,449)      (601,925)
   Class I shares                                                      (5,997,277)   (16,210,992)
   Class Y shares                                                      (1,609,906)   (25,688,414)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions      11,940,968      1,520,913
------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               160,358,506     97,465,682
Net assets at beginning of year                                       393,153,560    295,687,878
------------------------------------------------------------------------------------------------
Net assets at end of year                                           $ 553,512,066   $393,153,560
================================================================================================
Undistributed net investment income                                 $          --   $    485,800
------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

20 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of emerging markets companies.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o    Class C shares may be subject to a CDSC.

o Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 7.43% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Nov. 8, 2005, the Fund invested all of its assets in the Emerging Markets Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 21

Effective at the close of business on Nov. 7, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.96%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Nov. 7, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                        $11,475
Interest income                                  $ 8,336
Foreign taxes withheld                           $20,848
Investment management services fee               $74,408
Custodian fees                                   $ 6,508
Audit fees                                       $   350
Other                                            $   207
Earnings and bank fee credits on cash balances   $     7

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Nov. 7, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the closed of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than

22 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2006 was $3,695,051 representing 0.67% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 23

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

24 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $65,807 and accumulated net realized gain has been increased by $104,556 resulting in a net reclassification adjustment to decrease paid-in capital by $38,749.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                         2006         2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income                                        $740,974   $   923,069
   Long-term capital gain                                       --            --

CLASS B
Distributions paid from:
   Ordinary income                                              --            --
   Long-term capital gain                                       --            --

CLASS C
Distributions paid from:
   Ordinary income                                              --           588
   Long-term capital gain                                       --            --

CLASS I
Distributions paid from:
   Ordinary income                                         108,672       128,053
   Long-term capital gain                                       --            --

CLASS Y
Distributions paid from:
   Ordinary income                                              --        98,442
   Long-term capital gain                                       --            --

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                        $56,757,662
Accumulated long-term gain (loss)                                    $72,545,966
Unrealized appreciation (depreciation)                               $76,931,958

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 25

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.10% to 0.90% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 1.10% to 1.00% annually as the Fund's assets increased. Prior to Nov. 8, 2005, World Trust, on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. The management fee was assessed at

26 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT the Portfolio level. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Nov. 1, 2005 to Nov. 7, 2005, the adjustment decreased the fee by $10,446 and for the period from Nov. 8, 2005 to Oct. 31, 2006, the adjustment increased the fee by $116,104.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the fund.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $14,316 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include:
Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses. Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 27

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,014,243 for Class A, $60,777 for Class B and $566 for Class C for the year ended Oct. 31, 2006.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.64% for Class R4.

During the period from Nov. 1, 2005 to Nov. 7, 2005, the Fund's custodian and transfer agency fees were reduced by $228 as a result of earnings and bank fee credits from overnight cash balances. During the period from Nov. 8, 2005 to Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $29,646 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $21,081 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $13,420,273 and $5,269,829, respectively, for the period from Nov. 1, 2005 to Nov. 7, 2005 and $714,293,692 and $718,349,338,
respectively, for the period from Nov. 8, 2005 to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

28 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

Income from securities lending amounted to $5,854 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                       YEAR ENDED OCT. 31, 2006
                                        CLASS A       CLASS B    CLASS C    CLASS I     CLASS Y
------------------------------------------------------------------------------------------------
Sold                                   11,771,328    2,262,284   187,493   1,795,660    359,853
Issued for reinvested distributions        78,315           --        --      11,456         --
Redeemed                              (10,104,721)  (4,559,033)  (78,887)   (553,008)  (155,126)
------------------------------------------------------------------------------------------------
Net increase (decrease)                 1,744,922   (2,296,749)  108,606   1,254,108    204,727
------------------------------------------------------------------------------------------------

                                                        YEAR ENDED OCT. 31,2005
                                        CLASS A       CLASS B    CLASS C    CLASS I      CLASS Y
--------------------------------------------------------------------------------------------------
Sold                                  12,930,006     3,046,847   222,252    2,524,461     464,075
Issued for reinvested distributions      132,757            --        85       18,413      14,164
Redeemed                              (7,595,815)   (5,861,794)  (83,855)  (2,219,970) (3,022,821)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                5,466,948    (2,814,947)  138,482      322,904  (2,544,582)
--------------------------------------------------------------------------------------------------

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 29

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any

30 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 8.23   $ 6.27   $ 5.46   $ 4.00   $3.69
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .01      .04      .03      .02    (.01)
Net gains (losses) (both realized
   and unrealized)                          3.10     1.95      .84     1.44     .32
-------------------------------------------------------------------------------------
Total from investment operations            3.11     1.99      .87     1.46     .31
-------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income        (.02)    (.03)    (.06)      --      --
-------------------------------------------------------------------------------------
Net asset value, end of period            $11.32   $ 8.23   $ 6.27   $ 5.46   $4.00
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $  425   $  295   $  191   $  155   $ 132
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.81%    1.79%    1.83%    2.02%   2.05%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               .19%     .54%     .41%     .39%   (.19%)
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         145%     124%     128%     174%    226%
-------------------------------------------------------------------------------------
Total return(c)                            37.85%   31.83%   16.09%   36.50%   8.40%
-------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 31

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,                2006     2005     2004     2003     2002

Net asset value, beginning of period       $ 7.77   $ 5.95   $ 5.19   $ 3.83   $3.56
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.05)    (.01)    (.02)    (.02)   (.04)
Net gains (losses) (both realized and
   unrealized)                               2.91     1.83      .81     1.38     .31
--------------------------------------------------------------------------------------
Total from investment operations             2.86     1.82      .79     1.36     .27
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income           --       --     (.03)      --      --
--------------------------------------------------------------------------------------
Net asset value, end of period             $10.63   $ 7.77   $ 5.95   $ 5.19   $3.83
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)    $   77   $   74   $   73   $   72   $  65
--------------------------------------------------------------------------------------
Ratio of expenses to average daily net
   assets(b)                                 2.57%    2.55%    2.59%    2.80%   2.83%
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
   average daily net assets                  (.55%)   (.24%)   (.32%)   (.39%)  (.95%)
--------------------------------------------------------------------------------------
Portfolio turnover rate (excluding
   short-term securities)                     145%     124%     128%     174%    226%
--------------------------------------------------------------------------------------
Total return(c)                             36.81%   30.59%   15.18%   35.51%   7.58%
--------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

32 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,                2006     2005     2004     2003      2002
Net asset value, beginning of period       $ 7.79   $ 5.97   $ 5.20   $ 3.84   $ 3.56
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.06)      --     (.01)    (.02)    (.03)
Net gains (losses) (both realized and
   unrealized)                               2.93     1.82      .81     1.38      .31
---------------------------------------------------------------------------------------
Total from investment operations             2.87     1.82      .80     1.36      .28
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income           --       --     (.03)      --       --
---------------------------------------------------------------------------------------
Net asset value, end of period             $10.66   $ 7.79   $ 5.97   $ 5.20   $ 3.84
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)    $    5   $    3   $    1   $    1   $    1
---------------------------------------------------------------------------------------
Ratio of expenses to average daily net
   assets(b)                                 2.58%    2.56%    2.60%    2.80%    2.85%
---------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               (.57%)   (.19%)   (.34%)   (.41%)  (1.13%)
---------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          145%     124%     128%     174%     226%
---------------------------------------------------------------------------------------
Total return(c)                             36.84%   30.54%   15.37%   35.42%    7.87%
---------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 33

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,                      2006     2005    2004(b)
Net asset value, beginning of period            $ 8.35   $ 6.36   $ 6.54
-----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .03      .06      .01
Net gains (losses) (both realized
   and unrealized)                                3.16     1.98     (.19)
-----------------------------------------------------------------------------
Total from investment operations                  3.19     2.04     (.18)
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income              (.04)    (.05)      --
-----------------------------------------------------------------------------
Net asset value, end of period                  $11.50   $ 8.35   $ 6.36
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)         $   41   $   19   $   13
-----------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c)                            1.35%    1.30%    1.35%(d)
-----------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets                     .63%     .97%     .79%(d)
-----------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)               145%     124%     128%
-----------------------------------------------------------------------------
Total return(e)                                  38.36%   32.32%   (2.75%)(f)
-----------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

34 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 8.33   $ 6.35   $ 5.52   $ 4.04   $3.72
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .03      .05      .04      .03      --
Net gains (losses) (both realized
   and unrealized)                          3.14     1.97      .86     1.45     .32
------------------------------------------------------------------------------------
Total from investment operations            3.17     2.02      .90     1.48     .32
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          --     (.04)    (.07)      --      --
------------------------------------------------------------------------------------
Net asset value, end of period            $11.50   $ 8.33   $ 6.35   $ 5.52   $4.04
------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $    6   $    2   $   18   $   18   $  --
------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.63%    1.59%    1.65%    1.87%   1.59%
------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               .41%     .81%     .61%     .54%    .19%
------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         145%     124%     128%     174%    226%
------------------------------------------------------------------------------------
Total return(c)                            38.06%   31.87%   16.50%   36.63%   8.60%
------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource Emerging Markets Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, including the schedule of investments in securities, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Emerging Markets Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

December 20, 2006

36 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL YEAR ENDED OCT. 31, 2006

CLASS A
INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                100%
   Dividends Received Deduction for corporations           0.00%
PAYABLE DATE                                          PER SHARE
Dec. 21, 2005                                          $0.02044

CLASS I
INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                100%
   Dividends Received Deduction for corporations           0.00%
PAYABLE DATE                                          PER SHARE
Dec. 21, 2005                                          $0.04374

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 37

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

38 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

                                   BEGINNING        ENDING          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                  MAY 1, 2006    OCT. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Class A
   Actual(b)                         $1,000        $  990.40         $ 9.28          1.83%
   Hypothetical
   (5% return before expenses)       $1,000        $1,016.15         $ 9.40          1.83%
Class B
   Actual(b)                         $1,000        $  986.10         $13.06          2.58%
   Hypothetical
   (5% return before expenses)       $1,000        $1,012.33         $13.23          2.58%
Class C
   Actual(b)                         $1,000        $  986.10         $13.11          2.59%
   Hypothetical
   (5% return before expenses)       $1,000        $1,012.28         $13.28          2.59%
Class I
   Actual(b)                         $1,000        $  993.10         $ 6.96          1.37%
   Hypothetical
   (5% return before expenses)       $1,000        $1,018.50         $ 7.05          1.37%
Class Y
   Actual(b)                         $1,000        $  990.50         $ 8.32(c)       1.64%
   Hypothetical
   (5% return before expenses)       $1,000        $1,017.12         $ 8.43(c)       1.64%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Oct. 31, 2006: -0.96% for Class A, -1.39% for Class B, -1.39% for Class C, -0.69% for Class I and -0.95% for Class Y.

(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.64% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective Dec. 11, 2006. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual expenses paid for Class Y would have been $8.37 and the hypothetical expenses paid for Class Y would have been $8.48.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 39

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund' s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund' s Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

                            POSITION HELD
                            WITH FUND AND            PRINCIPAL OCCUPATION
  NAME, ADDRESS, AGE      LENGTH OF SERVICE         DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member         Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006           Court, 1998-2005
Minneapolis, MN 55402
Age 52
-----------------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member and     Chair, Board Services Corporation
901 S. Marquette Ave.    Chair of the Board   (provides administrative services
Minneapolis, MN 55402    since 1999           to boards); former Governor
Age 72                                        of Minnesota
-----------------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member         Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004           Management, Bentley College;
Minneapolis, MN 55402                         former Dean, McCallum Graduate
Age 56                                        School of Business, Bentley
                                              College
-----------------------------------------------------------------------------------------------------------
Anne P. Jones            Board member         Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------------
Jeffrey Laikind          Board member         Former Managing Director,            American Progressive
901 S. Marquette Ave.    since 2005           Shikiar Asset Management             Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.*   Board member         President Emeritus and               Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002           Professor of Economics,              (manufactures irrigation
Minneapolis, MN 55402                         Carleton College                     systems)
Age 67
-----------------------------------------------------------------------------------------------------------

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.

40 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

                            POSITION HELD
                            WITH FUND AND            PRINCIPAL OCCUPATION
  NAME, ADDRESS, AGE      LENGTH OF SERVICE         DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member         Director, Enterprise Asset           Strategic Distribution,
901 S. Marquette Ave.    since 2004           Management, Inc. (private real       Inc. (transportation,
Minneapolis, MN 55402                         estate and asset management          distribution and
Age 54                                        company)                             logistics consultants)

Vikki L. Pryor           Board member         President and Chief Executive
901 S. Marquette Ave.    since 2006           Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                         Insurance Company, Inc. since
Age 53                                        1999

Alison Taunton-Rigby     Board member         Chief Executive Officer,             Hybridon, Inc.
901 S. Marquette Ave.    since 2002           RiboNovix, Inc. since 2003           (biotechnology);
Minneapolis, MN 55402                         (biotechnology); former President,   American Healthways,
Age 62                                        Forester Biotech                     Inc. (health management
                                                                                   programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

                            POSITION HELD
                            WITH FUND AND            PRINCIPAL OCCUPATION
  NAME, ADDRESS, AGE      LENGTH OF SERVICE         DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
William F. Truscott      Board member         President, Ameriprise Certificate
53600 Ameriprise         since 2001,          Company since 2006; President -
Financial Center         Vice President       U.S. Asset Management and Chief
Minneapolis, MN 55474    since 2002           Investment Officer, Ameriprise
Age 46                                        Financial, Inc. and President,
                                              Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC since 2005;
                                              Senior ice President - Chief
                                              Investment Officer, Ameriprise
                                              Financial, Inc. and Chairman of
                                              the Board and Chief Investment
                                              Officer, RiverSource Investments,
                                              LLC, 2001-2005

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 41

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND        PRINCIPAL OCCUPATION
AGE                     LENGTH OF SERVICE    DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
Neysa M. Alecu          Money Laundering     Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise         Prevention Officer   Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center        since 2004           Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                        Director and Bank Secrecy Act Officer, American Express
Age 42                                       Centurion Bank, 2000-2003

Patrick T. Bannigan     President            Senior Vice President - Asset Management, RiverSource
172 Ameriprise          since 2006           Investments, LLC since 2006; Managing Director and Global
Financial Center                             Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                        2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                       Director of Strategic Planning, Evergreen Investments,
                                             1995-2002

Jeffrey P. Fox          Treasurer            Vice President - Investment Accounting, Ameriprise
105 Ameriprise          since 2002           Financial, Inc., since 2002; Vice President - Finance,
Financial Center                             American Express Company, 2000-2002
Minneapolis, MN 55474
Age 51

Amy K. Johnson          Vice President       Vice President - Asset Management and Trust Company
5228 Ameriprise         since 2006           Services, RiverSource Investments, LLC, since 2006; Vice
Financial Center                             President - Operations and Compliance, RiverSource
Minneapolis, MN 55474                        Investments, LLC, 2004-2006; Director of Product
Age 41                                       Development - Mutual Funds, American Express Financial
                                             Corporation, 2001-2004

Michelle M. Keeley      Vice President       Executive Vice President - Equity and Fixed Income,
172 Ameriprise          since 2004           Ameriprise Financial, Inc. and RiverSource Investments,
Financial Center                             LLC since 2006; Vice President - Investments, Ameriprise
Minneapolis, MN 55474                        Certificate Company since 2003; Senior Vice President -
Age 42                                       Fixed Income, Ameriprise Financial, Inc., 2002-2006 and
                                             RiverSource Investments, LLC, 2004-2006; Managing Director,
                                             Zurich Global Assets, 2001-2002

Jennifer D. Lammers     Chief Compliance     U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise          Officer since 2006   Investments, LLC since 2006; Director - Mutual Funds,
Financial Center                             Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                        Voyageur Asset Management, 2000-2003
Age 46

Scott R. Plummer        Vice President,      Vice President and Chief Counsel - Asset Management,
5228 Ameriprise         General Counsel      Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center        and Secretary        General Counsel and Secretary, Ameriprise Certificate
Minneapolis, MN 55474   since 2006           Company since 2005; Vice President - Asset Management
Age 47                                       Compliance, Ameriprise Financial, Inc., 2004-2005; Senior
                                             Vice President and Chief Compliance Officer, U.S. Bancorp
                                             Asset Management, 2002-2004; Second Vice President and
                                             Assistant General Counsel, Hartford Life, 2001-2002

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

42 RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE EMERGING MARKETS FUND -- 2006 ANNUAL REPORT 43

RIVERSOURCE(SM) EMERGING MARKETS FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

RIVERSOURCE [LOGO](SM)
      INVESTMENTS

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

S-6354 R (12/06)

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM) GLOBAL BOND FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2006

- RIVERSOURCE GLOBAL BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH
  HIGH TOTAL RETURN THROUGH INCOME AND GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                              3

Performance Summary                                        5

Questions & Answers with Portfolio Management              7

The Fund's Long-term Performance                          12

Investments in Securities                                 14

Financial Statements                                      24

Notes to Financial Statements                             28

Report of Independent Registered Public Accounting Firm   46

Federal Income Tax Information                            47

Fund Expenses Example                                     49

Board Members and Officers                                51

Proxy Voting                                              54

[LOGO]
    DALBAR RATED
       2006
 FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

2 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource Global Bond Fund invests in high and medium quality corporate and government bonds from countries around the world and the U.S. The Fund offers the diversification benefits of global fixed income markets and foreign currency exposure while providing access to all sectors of the global bond market, including non-government securities.

[PIE CHART]

SECTOR BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

Foreign Government                         54.7%
Corporate Bonds(1)                         13.3%
Mortgage-Backed                            12.3%
Commercial Mortgage-Backed                  9.0%
U.S. Government Obligations & Agencies      7.6%
Cash & Cash Equivalents(2)                  1.9%
Asset-Backed                                1.2%

(1) Includes Financials 7.2%, Telecommunication 3.2%, Consumer Discretionary 0.9%, Energy 0.6%, Utilities 0.5%, Consumer Staples 0.4%, Health Care 0.3%, Industrials 0.1% and Materials 0.1%.
(2) Of the 1.9%, 1.5% is due to security lending activity and 0.4% is the Fund's cash equivalent position.

TOP TEN COUNTRIES

United States      37.8%
Japan               9.9%
Germany             9.3%
France              6.2%
United Kingdom      4.8%
Italy               3.9%
Spain               3.1%
Canada              3.0%
Netherlands         3.0%
Ireland             2.4%


There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT OCT. 31, 2006

[CHART]

STYLE MATRIX

     DURATION
SHORT  INT.  LONG
        X      X HIGH
                 MEDIUM QUALITY
                 LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

SEC YIELDS

          AT SEPT. 29, 2006*   AT OCT. 31, 2006
Class A          2.94%               2.98%
Class B          2.32%               2.36%
Class C          2.31%               2.37%
Class I          3.50%               3.50%
Class Y          3.26%               3.29%

*The last business day of the period

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 6 for additional performance information.

PORTFOLIO MANAGER

                                YEARS IN INDUSTRY
Nicholas Pifer, CFA*                    16

*The Fund is managed by a team of portfolio managers led by Nicholas Pifer.

FUND FACTS

                        TICKER SYMBOL     INCEPTION DATE
Class A                      IGBFX               3/20/89
Class B                      IGLOX               3/20/95
Class C                      AGBCX               6/26/00
Class I                      AGBIX                3/4/04
Class Y                         --               3/20/95

Total net assets                          $487.2 million

Number of holdings                                   245

Weighted average life(1)                       6.1 years

Effective duration(2)                          4.2 years

Weighted average bond rating(3)                      AAA

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

4 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2006

RiverSource Global Bond Fund Class A (excluding sales charge)      +5.17%
Lehman Borthers Global Aggregate Index (unmanaged)                 +5.79%
Lipper Global Income Funds Index                                   +6.21%

(See "The Fund's Long-term Performance" for index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2006

                                                                                  SINCE
                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS  INCEPTION
WITHOUT SALES CHARGE

 Class A (INCEPTION 3/20/89)            +5.17%     +4.78%     +6.72%     +4.86%     +7.41%

 Class B (INCEPTION 3/20/95)            +4.45%     +3.99%     +5.94%     +4.06%     +5.18%

 Class C (INCEPTION 6/26/00)            +4.25%     +3.94%     +5.90%       N/A      +5.76%

 Class I (INCEPTION 3/4/04)             +5.52%       N/A        N/A        N/A      +4.10%

 Class Y (INCEPTION 3/20/95)            +5.29%     +4.94%     +6.96%     +5.04%     +6.01%

 WITH SALES CHARGE

 Class A (INCEPTION 3/20/89)            +0.17%     +3.09%     +5.68%     +4.35%     +7.11%

 Class B (INCEPTION 3/20/95)            -0.55%     +2.74%     +5.62%     +4.06%     +5.18%

 Class C (INCEPTION 6/26/00)            +3.25%     +3.94%     +5.90%       N/A      +5.76%

AT SEPT. 30, 2006

                                                                                  SINCE
                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS  INCEPTION
WITHOUT SALES CHARGE

 Class A (INCEPTION 3/20/89)            +2.97%     +4.15%     +6.87%     +4.90%     +7.39%

 Class B (INCEPTION 3/20/95)            +2.12%     +3.36%     +6.05%     +4.10%     +5.14%

 Class C (INCEPTION 6/26/00)            +2.22%     +3.42%     +6.09%       N/A      +5.71%

 Class I (INCEPTION 3/4/04)             +3.16%       N/A        N/A        N/A      +3.81%

 Class Y (INCEPTION 3/20/95)            +3.09%     +4.36%     +7.08%     +5.08%     +5.97%

WITH SALES CHARGE

 Class A (INCEPTION 3/20/89)            -1.93%     +2.47%     +5.84%     +4.39%     +7.09%

 Class B (INCEPTION 3/20/95)            -2.83%     +2.10%     +5.73%     +4.10%     +5.14%

 Class C (INCEPTION 6/26/00)            +1.23%     +3.42%     +6.09%       N/A      +5.71%

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS
FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS I AND CLASS Y SHARES. THESE SHARE CLASSES ARE AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

6 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

BELOW, NIC PIFER, PORTFOLIO MANAGER FOR RIVERSOURCE GLOBAL BOND FUND, DISCUSSES THE FUND'S RESULTS AND POSITIONING FOR THE ANNUAL PERIOD ENDED OCT. 31, 2006.

AT OCT. 31, 2006, APPROXIMATELY 30% OF THE FUND'S SHARES WERE OWNED IN THE AGGREGATE BY AFFILIATED FUNDS-OF-FUNDS MANAGED BY RIVERSOURCE INVESTMENTS, LLC (RIVERSOURCE). AS A RESULT OF ASSET ALLOCATION DECISIONS BY RIVERSOURCE, IT IS POSSIBLE THAT RIVERSOURCE GLOBAL BOND FUND MAY EXPERIENCE RELATIVELY LARGE PURCHASES OR REDEMPTIONS FROM AFFILIATED FUNDS-OF-FUNDS (SEE PAGE 36, CLASS I CAPITAL SHARE TRANSACTIONS FOR RELATED ACTIVITY DURING THE MOST RECENT FISCAL PERIOD). RIVERSOURCE SEEKS TO MINIMIZE THE IMPACT OF THESE TRANSACTIONS BY STRUCTURING THEM OVER A REASONABLE PERIOD OF TIME. RIVERSOURCE GLOBAL BOND FUND MAY EXPERIENCE INCREASED EXPENSES AS IT BUYS AND SELLS SECURITIES AS A RESULT OF PURCHASES OR REDEMPTIONS BY AFFILIATED FUNDS-OF-FUNDS. FOR MORE INFORMATION ON THE FUND'S EXPENSES, SEE THE DISCUSSIONS BEGINNING ON PAGES 34 AND 49.

Q: How did RiverSource Global Bond Fund perform for the annual period?

A: RiverSource Global Bond Fund's Class A shares gained 5.17% (excluding sales charge) for the 12 months ended Oct. 31, 2006. The Fund underperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which rose 5.79%. The Fund also underperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which increased 6.21% during the same period.

   RELATIVE TO THE LEHMAN GLOBAL INDEX, THE FUND BENEFITED MOST FROM EFFECTIVE CURRENCY POSITIONING.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

Q: What factors most significantly affected the Fund's performance?

A: Currency markets had the most positive impact on the Fund's annual performance, as the U.S. dollar fell 3.83% on a trade-weighted basis for the 12 months ended Oct. 31, 2006. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa. Offsetting the positive effect of the falling U.S. dollar to some extent was the impact of rising bond yields in all the major markets, which partially negated the coupon income from the bonds themselves. Remember, there is an inverse relationship between bond prices and interest rate movements, so that bond prices decline when interest rates rise and increase when interest rates fall. Global bonds produced only modestly positive returns in local currency terms for the fiscal year overall.

   Relative to the Lehman Global Index, the Fund benefited most from effective currency positioning. The Fund maintained its significant exposure to the euro and several other European currencies as well as to the "dollar bloc" currencies of Canada, Australia and New Zealand during the annual period. The Fund also maintained its modest exposure to the U.S. dollar and the Japanese yen. The Fund benefited most from its weightings in the U.S. dollar, the euro, other European currencies and the Japanese yen, as the U.S. dollar weakened vs. the euro and the British pound and strengthened vs. the Japanese yen. The Fund's positioning in the "dollar bloc" currencies detracted somewhat.

   On a sector basis, the Fund benefited from its allocation to and issue selection within mortgage-backed securities and commercial mortgage-backed securities (CMBS). Throughout the period, the Fund benefited from its exposure to high yield corporate bonds, especially during the first half of the fiscal year. The majority of the Fund's holdings remained in the government bond sector.

8 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

   Detracting most from the Fund's results relative to the Lehman Global Index was its yield curve positioning in the U.K. and Japanese bond markets, that is, the way the Fund was positioned to respond to changes in short-term vs. long-term interest rates. The Fund underperformed its Lipper Global Income Funds Index due primarily to the Fund's more conservative risk profile during the period than many of its peers. For example, the Fund had just a small exposure to emerging market bonds, which performed quite well, especially during the last months of 2005 and the first few months of 2006.

   We maintained the Fund's duration, a principal measure of interest rate risk, shorter than that of the Lehman Global Index for much of the annual period. This stance was based on our view that the world's major central banks would raise interest rates given the pace of economic growth. The U.S. Federal Reserve Board (the Fed) did, in fact, raise the targeted federal funds rate by an additional 150 basis points (1.50%) during the period. The European Central Bank also raised its interest rates in early December 2005 for the first time in more than two years and then did so again four more times during the period, for a total of 125 basis points (1.25%). In the spring, the Bank of Japan took the first step to move away from its zero interest rate policy, and raised its interest rates for the first time in five years in July 2006 by 25 basis points (0.25%). As global bond yields generally moved up only moderately over the annual period as a whole, the Fund's short duration positioning had a rather neutral effect on results.

Q: What changes did you make to the Fund's portfolio during the period?

A: While still maintaining a significant exposure, we pared back the Fund's position in the euro and other European currencies following the U.S. dollar's significant decline in late April and early May. We redeployed most of those assets into the U.S. dollar. This strategy proved prudent, as the U.S. dollar subsequently strengthened somewhat.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

   Within sectors, we further reduced the Fund's already modest positions in U.S. and European investment grade corporate bonds, and we increased the Fund's already sizable positions in AAA-rated CMBS, pass-through mortgages and European covered bonds. We view CMBS as high-quality substitutes for corporate bonds. Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners' monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. European covered bonds are debt instruments secured by a cover pool of mortgage loans (property as collateral) or public-sector debt to which investors have a preferential claim in the event of default. This added exposure to mortgages proved well-timed, having implemented the strategy just before a strong run in the sector.

Q: How do you intend to manage the Fund in the coming months?

A: While the tightening policies of central banks dominated the global bond markets during the past couple of years, we believe we are now entering a period of neutral or static bank policy shifts and thus largely range-bound moves in bond yields, especially in the U.S. During the coming months, we may still see some upward movement of yields in the Japanese and European bond markets, given that the Bank of Japan has indicated a steady, but notably slow, path to higher interest rates and that the European Central Bank may hike interest rates a couple more times before likely going on hold some time in 2007. However, in our view, the Fed's pause in interest rate increases in early August was likely the start of an extended period with the targeted federal funds rate at 5.25%. Global economic growth appears to be slowing to near-trend levels, which should ultimately reduce inflation pressures.

10 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

   Given our benign view for the major central banks, we feel comfortable with the Fund's current positioning. We intend to maintain the Fund's generally conservative profile, a stance that we believe will benefit the Fund during the coming months. We intend to maintain the Fund's comparatively short duration and its neutral position on the U.S. dollar.

   As always, we are monitoring the market for changing conditions and regularly re-evaluate the Fund's duration, sector, country, yield curve, and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

   WE INTEND TO MAINTAIN THE FUND'S GENERALLY CONSERVATIVE PROFILE, A STANCE THAT WE BELIEVE WILL BENEFIT THE FUND DURING THE COMING MONTHS.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Bond Fund Class A shares (from 11/1/96 to 10/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Aggregate Index and the Lipper Global Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2006

                                                                                                                    SINCE
                                                        1 YEAR         3 YEARS        5 YEARS       10 YEARS     INCEPTION(3)
RIVERSOURCE GLOBAL BOND FUND
(INCLUDES SALES CHARGE)

Class A  Cumulative value of $10,000                 $     10,017   $     10,956   $     13,181   $     15,250   $     33,535
         Average annual total return                        +0.17%         +3.09%         +5.68%         +4.35%         +7.11%

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX(1)
         Cumulative value of $10,000                 $     10,579   $     11,520   $     13,973   $     17,073            N/A
         Average annual total return                        +5.79%         +4.83%         +6.92%         +5.50%           N/A

LIPPER GLOBAL INCOME FUNDS INDEX(2)
         Cumulative value of $10,000                 $     10,621   $     11,702   $     13,901   $     16,599   $     31,803
         Average annual total return                        +6.21%         +5.38%         +6.81%         +5.20%         +6.80%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

12 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

[CHART]

   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL BOND FUND

                                     '96      '97      '98      '99     '00     '01      '02      '03     '04       '05      '06
RIVERSOURCE GLOBAL BOND
 FUND CLASS A
(INCLUDES SALES CHARGE) ($15,250)    $9,525   9,993   10,518   10,481   9,941  11,017   11,705   13,256   14,674   14,501   15,250

Lehman Brothers Global
 Aggregate Index(1) ($17,073)       $10,000  10,504   11,793   11,451  11,126  12,220   13,209   14,821   16,255   16,138   17,073

Lipper Global Income
 Funds Index(2) ($16,599)           $10,000  10,552   11,023   10,953  10,847  11,942   12,528   14,183   15,449   15,628   16,599

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from March 20, 1989. Lipper peer group data is from April 1, 1989. The Fund began operating before the inception of the Lehman Brothers Global Aggregate Index.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

OCT. 31, 2006

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

BONDS (98.3%)(c)

                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT          VALUE(a)
AUSTRALIA (1.6%)
Commonwealth Bank of Australia
 (European Monetary Unit)
 Sr Unsub
  11-12-09                                   3.38%         570,000    $     716,223
New South Wales Treasury
 (Australian Dollar)
  03-01-08                                   8.00        5,570,000        4,405,017
Queensland Treasury
 (Australian Dollar)
  05-14-10                                   5.50        2,580,000        1,956,418
Telstra
  04-01-12                                   6.38          500,000          512,971
                                                                      -------------
Total                                                                     7,590,629
-----------------------------------------------------------------------------------

AUSTRIA (1.1%)
Republic of Austria
(European Monetary Unit)
  01-15-10                                   5.50        3,900,000        5,245,329
-----------------------------------------------------------------------------------

BELGIUM (2.0%)
Kingdom of Belgium
(European Monetary Unit)
  03-28-10                                   3.00        7,890,000        9,857,613
-----------------------------------------------------------------------------------

BRAZIL (0.3%)
Federative Republic of Brazil
  01-15-18                                   8.00        1,129,000        1,248,110
-----------------------------------------------------------------------------------

CANADA (3.0%)
Aquila Canada Finance
  06-15-11                                   7.75           70,000           73,921
Canadian Pacific Railway
 (Canadian Dollar)
  06-15-10                                   4.90          380,000(d)       345,169
EnCana
 Sr Nts
  10-15-13                                   4.75          750,000          713,693
Province of British Columbia
 (Canadian Dollar)
  08-23-10                                   6.38        4,735,000        4,558,687

BONDS (98.3%)(c)
                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT          VALUE(a)
CANADA (CONT.)
Province of Ontario
 (Canadian Dollar)
  03-08-14                                   5.00%       6,000,000    $   5,625,448
Sun Media
  02-15-13                                   7.63          100,000          101,000
TELUS
  06-01-11                                   8.00        2,900,000        3,198,570
Videotron Ltee
  01-15-14                                   6.88          180,000          178,650
                                                                      -------------
Total                                                                    14,795,138
-----------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED REPUBLIC (0.3%)
Republic of Czechoslovakia
 (Czech Crown)
  06-16-13                                   3.70       28,500,000        1,294,885
-----------------------------------------------------------------------------------

DENMARK (0.5%)
Realkredit Danmark
 (Danish Krone) Series 10D
  01-01-08                                   4.00       12,860,000        2,202,896
-----------------------------------------------------------------------------------

FRANCE (6.2%)
Dexia Municipal Agency
 (European Monetary Unit)
  09-03-07                                   4.25          510,000          653,417
Govt of France
 (European Monetary Unit)
  04-25-12                                   5.00        7,520,000       10,216,390
  04-25-13                                   4.00        7,835,000       10,169,010
  10-25-16                                   5.00        6,525,000        9,171,944
                                                                      -------------
Total                                                                    30,210,761
-----------------------------------------------------------------------------------

GERMANY (9.3%)
Allgemeine Hypothekenbank Rheinboden
 (European Monetary Unit) Series 501
  09-02-09                                   5.00        1,800,000(d)     2,365,346
Bayerische Landesbank
 (Japanese Yen) Sr Nts
  04-22-13                                   1.40      266,000,000        2,268,438

See accompanying notes to investments in securities.

14 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

BONDS (98.3%)(c)
                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT          VALUE(a)
GERMANY (CONT.)
Bundesrepublik Deutschland
 (European Monetary Unit)
  07-04-13                                   3.75%      10,120,000    $  12,953,472
  07-04-27                                   6.50        6,470,000       11,310,586
  07-04-28                                   4.75        1,595,000        2,298,770
  07-04-34                                   4.75        4,425,000        6,491,670
DEPFA Deutsche Pfandbriefbank
 (European Monetary Unit) Series G6
  01-15-10                                   5.50        1,800,000        2,414,447
Deutsche Bank
 (European Monetary Unit)
Sr Unsub
  07-28-09                                   4.25          500,000          645,756
Landesbank Berlin Girozentrale
 (European Monetary Unit)
  04-30-07                                   5.00        1,780,000        2,284,326
Rheinische Hypothekenbank
 (European Monetary Unit) Series 803
  07-05-10                                   5.75        1,825,000(d)     2,481,998
                                                                      -------------
Total                                                                    45,514,809
-----------------------------------------------------------------------------------

GREECE (1.9%)
Hellenic Republic
 (European Monetary Unit)
  04-19-07                                   4.65        2,950,000        3,780,293
  10-22-22                                   5.90        3,540,000        5,451,972
                                                                      -------------
Total                                                                     9,232,265
-----------------------------------------------------------------------------------

IRELAND (2.4%)
Irish Govt
 (European Monetary Unit)
  10-18-07                                   4.25        9,220,000       11,825,492
-----------------------------------------------------------------------------------

ITALY (3.9%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
  11-01-07                                   6.00        9,360,000       12,214,727
  11-01-26                                   7.25        2,871,283        5,210,656
Telecom Italia Capital
  10-01-15                                   5.25        1,885,000        1,762,707
                                                                      -------------
Total                                                                    19,188,090
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT          VALUE(a)

JAPAN (10.0%)
Development Bank of Japan
 (Japanese Yen)
  06-20-12                                   1.40%     538,000,000    $   4,622,366
Govt of Japan
 (Japanese Yen)
  12-21-09                                   1.70    2,024,000,000       17,734,098
  09-20-10                                   0.80      862,000,000        7,305,227
  12-20-12                                   1.00    1,227,000,000       10,283,655
  12-20-14                                   1.30      247,000,000        2,066,314
  12-20-34                                   2.40       61,000,000          518,925
Govt of Japan
 (Japanese Yen) Series 239
  06-20-12                                   1.40      700,000,000        6,029,248
                                                                      -------------
Total                                                                    48,559,833
-----------------------------------------------------------------------------------

MALAYSIA (0.3%)
Petronas Capital
  05-22-12                                   7.00        1,500,000(d)     1,623,617
-----------------------------------------------------------------------------------

MEXICO (0.8%)
Mexican Fixed Rate
 (Mexican Peso)
  12-24-09                                   9.00       14,000,000        1,356,968
  12-20-12                                   9.00       22,870,000        2,235,422
United Mexican States
  09-27-34                                   6.75          270,000          290,925
                                                                      -------------
Total                                                                     3,883,315
-----------------------------------------------------------------------------------

NETHERLANDS (3.0%)
Bank Nederlandse Gemeenten
 (British Pound) Sr Unsub
  08-06-07                                   7.38          980,000        1,895,795
Govt of Netherlands
 (European Monetary Unit)
  01-15-08                                   2.50        7,670,000        9,653,815
  07-15-12                                   5.00        2,365,000        3,217,197
                                                                      -------------
Total                                                                    14,766,807
-----------------------------------------------------------------------------------

NEW ZEALAND (1.0%)
Govt of New Zealand
 (New Zealand Dollar)
  07-15-09                                   7.00        7,275,000        4,922,717
-----------------------------------------------------------------------------------

NORWAY (1.2%)
Govt of Norway
(Norwegian Krone)
  05-16-11                                   6.00       36,600,000        6,028,317
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 15

BONDS (CONTINUED)
                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT                   VALUE(a)
POLAND (1.4%)
Republic of Poland
 (Polish Zloty)
  03-24-10                                   5.75%      20,855,000             $   7,042,827
--------------------------------------------------------------------------------------------

SOUTH AFRICA (0.5%)
Republic of South Africa
 (South African Rand)
  02-28-08                                  10.00        7,400,000                 1,021,376
  08-31-10                                  13.00       10,357,500                 1,622,452
                                                                               -------------
Total                                                                              2,643,828
--------------------------------------------------------------------------------------------

SOUTH KOREA (0.1%)
Korea Development Bank
 (Japanese Yen) Series 21RG
  06-25-08                                   0.98       70,000,000                   598,661
--------------------------------------------------------------------------------------------

SPAIN (3.2%)
Caja de Ahorros y Monte de Piedad de Madrid
 (European Monetary Unit)
  03-25-11                                   3.50        2,400,000                 3,019,372
Govt of Spain
 (European Monetary Unit)
  07-30-09                                   5.15        9,320,000                12,349,295
                                                                               -------------
Total                                                                             15,368,667
--------------------------------------------------------------------------------------------

SUPRA-NATIONAL (1.0%)
European Investment Bank
 (British Pound)
  12-07-11                                   5.50        2,385,000                 4,635,188
--------------------------------------------------------------------------------------------

SWEDEN (0.5%)
Govt of Sweden
 (Swedish Krona)
  03-15-11                                   5.25       16,620,000                 2,451,890
--------------------------------------------------------------------------------------------

UNITED KINGDOM (4.8%)
BT Group
  12-15-10                                   8.38          550,000                   617,724
HBOS Treasury Services
 (European Monetary Unit)
  02-12-09                                   3.50        1,600,000                 2,029,659
United Kingdom Treasury
 (British Pound)
  03-07-12                                   5.00        5,630,000                10,874,547
  09-07-14                                   5.00        5,010,000                 9,808,876
                                                                               -------------
Total                                                                             23,330,806
--------------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT          VALUE(a)
UNITED STATES (38.0%)
American Tower
 Sr Nts
  10-15-12                                   7.13%   $      35,000             $      35,700
ANR Pipeline
  03-15-10                                   8.88           45,000                    47,272
Baltimore Gas & Electric
 Sr Unsecured
  10-01-36                                   6.35          485,000(d)                503,599
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                                   4.89          750,000(f)                746,711
Banc of America Commercial Mtge
 Series 2005-4 Cl ASB
  07-10-45                                   4.87          725,000(f)                711,344
Banc of America Commercial Mtge
 Series 2006-2 Cl AAB
  05-10-45                                   5.72          950,000(f)                978,794
Banc of America Commercial Mtge
 Series 2006-4 Cl AAB
  07-10-46                                   5.60          950,000(f)                968,498
Banc of America Large Loan
 Series 2006-LAQ Cl E
  02-09-21                                   5.70          575,000(b),(d),(f)        577,346
Banc of America Large Loan
 Series 2006-LAQ Cl F
  02-09-21                                   5.76          625,000(b),(d),(f)        627,074
Banc of America Large Loan
 Series 2006-LAQ Cl G
  02-09-21                                   5.85          450,000(b),(d),(f)        450,811
Bank of America
 Sub Nts
  10-15-36                                   6.00        1,500,000                 1,555,395
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                                   4.00          551,830(f)                534,436
Bear Stearns Commercial Mtge Securities
 Series 2005-PW10 Cl A4
  12-11-40                                   5.41          900,000(f)                907,101
Bear Stearns Commercial Mtge Securities
 Series 2005-T20 Cl E
  10-12-42                                   5.16          500,000(f)                487,150
Cadbury Schweppes US Finance LLC
  10-01-08                                   3.88        1,640,000(d)              1,596,607

See accompanying notes to investments in securities.

16 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

BONDS (CONTINUED)

                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
California State Teachers' Retirement System Trust
 Series 2002-C6 Cl A3
  11-20-14                                   4.46%   $   1,850,397(d),(f)      $   1,820,963
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                                   2.84          700,000                   686,986
Cardinal Health
  06-15-15                                   4.00          905,000                   805,897
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                                   5.68        2,050,000(f)              2,094,374
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                                   4.15        1,163,077(d),(f)          1,142,977
Citigroup
 (European Monetary Unit) Sr Nts
  05-21-10                                   3.88        2,410,000                 3,072,505
CMS Energy
 Sr Nts
  01-15-09                                   7.50          140,000                   143,850
Colorado Interstate Gas
 Sr Nts
  03-15-15                                   5.95           35,000                    33,643
  11-15-15                                   6.80          200,000                   203,253
Comcast Cable Communications Holdings
  03-15-13                                   8.38          106,000                   121,085
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                                   5.63          400,000(b),(d),(f)        402,151
Cott Beverages USA
  12-15-11                                   8.00          305,000                   311,863
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                                   5.50        1,982,924(f)              1,989,042
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                                   7.50        1,067,416(f)              1,111,999
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                                   6.00        1,880,000(f)              1,898,221

BONDS (CONTINUED)

                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                                   5.66%   $     900,000(f)               $927,081
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                                   4.60          600,000(f)                580,252
DaimlerChrysler NA Holding
 (European Monetary Unit)
  01-16-07                                   5.63          670,000                   858,169
Denbury Resources
 Sr Sub Nts
  12-15-15                                   7.50           20,000                    20,000
Dex Media West LLC/Finance
 Sr Nts Series B
  08-15-10                                   8.50           85,000                    88,081
Drive Auto Receivables Trust
 Series 2006-2 Cl A2 (MBIA)
  07-15-11                                   5.30        1,125,000(d),(k)          1,125,000
DRS Technologies
  02-01-16                                   6.63          190,000                   188,100
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                                   5.78        1,600,000(d),(k)          1,626,903
Dynegy Holdings
  05-15-18                                   7.13           20,000                    18,600
Dynegy Holdings
 Sr Unsecured
  05-01-16                                   8.38           70,000                    71,925
Edison Mission Energy
 Sr Nts
  06-15-13                                   7.50          120,000(d)                123,300
EXCO Resources
  01-15-11                                   7.25          260,000                   250,250
Federal Home Loan Mtge Corp
  07-12-10                                   4.13        5,261,000                 5,130,580
Federal Home Loan Mtge Corp #A11799
  08-01-33                                   6.50          236,055(f)                241,324
Federal Home Loan Mtge Corp #A15881
  11-01-33                                   5.00        1,285,445(f)              1,245,763
Federal Home Loan Mtge Corp #E91486
  09-01-17                                   6.50          341,697(f)                348,861
Federal Home Loan Mtge Corp #E99684
  10-01-18                                   5.00          709,915(f)                700,558

                            See accompanying notes to investments in securities.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 17

BONDS (CONTINUED)
                                            COUPON    PRINCIPAL
ISSUER                                       RATE       AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
Federal Home Loan Mtge Corp #G01535
  04-01-33                                    6.00%  $  1,703,559(f)        $   1,725,310
Federal Home Loan Mtge Corp
 (European Monetary Unit)
  02-15-07                                    4.63      3,200,000               4,095,282
Federal Natl Mtge Assn #254632
  02-01-18                                    5.50      1,587,403(f)            1,592,669
Federal Natl Mtge Assn #254686
  04-01-18                                    5.50      1,779,312(f)            1,784,600
Federal Natl Mtge Assn #254722
  05-01-18                                    5.50        923,883(f)              926,628
Federal Natl Mtge Assn #360800
  01-01-09                                    5.74      1,155,887(f)            1,162,951
Federal Natl Mtge Assn #545874
  08-01-32                                    6.50        265,430(f)              272,443
Federal Natl Mtge Assn #555528
  04-01-33                                    6.00      1,279,309(f)            1,290,881
Federal Natl Mtge Assn #555734
  07-01-23                                    5.00        995,098(f)              972,237
Federal Natl Mtge Assn #555740
  08-01-18                                    4.50      1,579,949(f)            1,533,167
Federal Natl Mtge Assn #555851
  01-01-33                                    6.50      1,549,968(f)            1,588,803
Federal Natl Mtge Assn #575487
  04-01-17                                    6.50        787,498(f)              806,237
Federal Natl Mtge Assn #621581
  12-01-31                                    6.50        319,564(f)              329,229
Federal Natl Mtge Assn #633966
  03-01-17                                    6.00        220,455(f)              224,104
Federal Natl Mtge Assn #634749
  03-01-17                                    5.50        805,919(f)              809,170
Federal Natl Mtge Assn #640996
  05-01-32                                    7.50        537,107(f)              558,609
Federal Natl Mtge Assn #643381
  06-01-17                                    6.00        504,865(f)              513,221
Federal Natl Mtge Assn #645053
  05-01-32                                    7.00      1,062,364(f)            1,096,399
Federal Natl Mtge Assn #646147
  06-01-32                                    7.00        429,807(f)              445,996
Federal Natl Mtge Assn #652284
  08-01-32                                    6.50        452,610(f)              463,659
Federal Natl Mtge Assn #653145
  07-01-17                                    6.00        289,908(f)              294,978
Federal Natl Mtge Assn #653730
  09-01-32                                    6.50        203,969(f)              209,461

BONDS (CONTINUED)

                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT                   VALUE(a)
UNITED STATES (CONT.)

Federal Natl Mtge Assn #655589
  08-01-32                                    6.50%  $  1,731,401(f)        $   1,783,355
Federal Natl Mtge Assn #666424
  08-01-32                                    6.50        285,243(f)              292,206
Federal Natl Mtge Assn #670461
  11-01-32                                    7.50        322,498(f)              335,408
Federal Natl Mtge Assn #677333
  01-01-33                                    6.00      4,632,885(f)            4,674,791
Federal Natl Mtge Assn #684595
  03-01-33                                    6.00      1,829,979(f)            1,846,532
Federal Natl Mtge Assn #688034
  03-01-33                                    5.50        583,823(f)              579,482
Federal Natl Mtge Assn #688691
  03-01-33                                    5.50        931,468(f)              922,979
Federal Natl Mtge Assn #703818
  05-01-33                                    6.00        476,321(f)              480,977
Federal Natl Mtge Assn #711503
  06-01-33                                    5.50      1,285,081(f)            1,278,277
Federal Natl Mtge Assn #735029
  09-01-13                                    5.28        854,258(f)              857,724
Federal Natl Mtge Assn #741850
  09-01-33                                    5.50      2,122,886(f)            2,103,539
Federal Natl Mtge Assn #753507
  12-01-18                                    5.00      2,905,264(f)            2,868,321
Federal Natl Mtge Assn #755498
  11-01-18                                    5.50      1,342,525(f)            1,347,063
Federal Natl Mtge Assn #756236
  01-01-34                                    6.00      4,711,942(f)            4,766,009
Federal Natl Mtge Assn #756788
  11-01-33                                    6.50        222,486(f)              227,651
Federal Natl Mtge Assn #759336
  01-01-34                                    6.00      4,691,487(f)            4,744,691
Federal Natl Mtge Assn #886292
  07-01-36                                    7.00      4,907,861(f)            5,063,157
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                                    4.77      1,800,000(d),(f)        1,773,849
General Electric Capital
(European Monetary Unit) Sr Unsub
  06-20-07                                    5.13        500,000                 642,888
General Electric Capital
(New Zealand Dollar)
  02-04-10                                    6.63      2,765,000               1,816,459

See accompanying notes to investments in securities.

18 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

BONDS (CONTINUED)
                                            COUPON    PRINCIPAL
ISSUER                                       RATE       AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
Genworth Financial
 (Japanese Yen)
  06-20-11                                    1.60%    95,000,000           $     809,088
GMAC LLC
  09-15-11                                    6.88        135,000                 135,927
Govt Natl Mtge Assn #604708
  10-15-33                                    5.50      1,174,069(f)            1,170,595
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                                   20.00        961,186(f),(g)           94,415
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                                    4.88        500,000(f)              494,856
Greenwich Capital Commercial Funding
 Series 2006-GG7 Cl AAB
  07-10-38                                    6.11        350,000(f)              364,975
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                                    4.96        950,000(f)              942,552
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                                    2.85        400,000(d),(k)          388,166
IPALCO Enterprises
 Secured
  11-14-08                                    8.38        250,000                 258,750
JPMorgan Chase Commercial Mtge Securities
 Series 2002-CIB5 Cl A1
  10-12-37                                    4.37      1,046,545(f)            1,029,396
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A2
  07-12-37                                    5.26        900,000(f)              901,967
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                                    4.13        378,852(f)              367,299
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                                    3.97        391,354(f)              380,490
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                                    4.77      1,200,000(f)            1,170,646
JPMorgan Chase Commercial Mtge Securities
 Series 2006-CB16 Cl A4
  05-12-45                                    5.55      1,425,000(f)            1,450,589

BONDS (CONTINUED)
                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                                    5.48%  $    825,000(f)        $     835,126
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                                    5.49      1,150,000(f)            1,164,304
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP8 Cl A4
  05-15-45                                    5.40        950,000(f)              956,030
L-3 Communications
  06-15-12                                    7.63         80,000                  83,100
L-3 Communications
 Sr Sub Nts
 Series B
  10-15-15                                    6.38        160,000                 157,600
LaBranche & Co
 Sr Nts
  05-15-12                                   11.00        160,000                 172,800
Lamar Media
  01-01-13                                    7.25         32,000                  32,160
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                                    3.97        750,000(f)              708,840
LB-UBS Commercial Mtge Trust
 Series 2004-C8 Cl A2
  12-15-29                                    4.20      1,300,000(f)            1,266,590
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                                    4.93      1,375,000(f)            1,352,546
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                                    5.87        750,000(f)              780,829
Lincoln Natl
 Sr Unsecured
  04-07-36                                    6.15        660,000                 685,710
MGM MIRAGE
  10-01-09                                    6.00         45,000                  44,438
Michaels Stores
 Tranche B Term Loan
  10-31-13                                    8.38        250,000(e),(m)          253,125
Midwest Generation LLC
 Series B
  01-02-16                                    8.56         28,383                  30,654
Mohegan Tribal Gaming Authority
  02-15-15                                    6.88        115,000                 114,137

                            See accompanying notes to investments in securities.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 19

BONDS (CONTINUED)
                                            COUPON    PRINCIPAL
ISSUER                                       RATE       AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
Mohegan Tribal Gaming Authority
 Sr Nts
  02-15-13                                    6.13%  $     45,000           $      44,606
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                                    8.00         75,000                  78,188
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                                    4.34        775,000(f)              758,519
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                                    4.59        750,000(f)              728,610
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                                    5.80        575,000(f)              596,005
Morgan Stanley Capital I
 Series 2006-XLF Cl A2
  07-15-19                                    5.45      1,150,000(b),(d),(f)     1,149,993
Morgan Stanley Dean Witter Capital I
 Series 2002-TOP7 Cl A2
  01-15-39                                    5.98      2,200,000(f)            2,279,259
Morgan Stanley
 Sr Unsecured
  10-18-16                                    5.75        355,000                 360,721
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                                    5.70      2,400,000(g)              751,032
News America
  12-15-35                                    6.40      1,095,000               1,097,960
Nextel Communications
 Series F
  03-15-14                                    5.95      1,485,000               1,458,199
NRG Energy
  02-01-14                                    7.25        165,000                 166,856
NXP Funding LLC
 Secured
  10-15-13                                    8.12        185,000(b),(d)          186,619
Omnicare
 Sr Sub Nts
  12-15-13                                    6.75        235,000                 230,300
  12-15-15                                    6.88        120,000                 117,600

BONDS (CONTINUED)
                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
Overseas Private Investment
 U.S. Govt Guaranty Series 1996A
  09-15-08                                    6.99%  $  1,666,666           $   1,697,066
Owens Corning
 Sr Unsecured
  12-01-16                                    6.50        220,000(d)              223,715
Peabody Energy
 Sr Nts
  11-01-16                                    7.38         95,000                  98,800
Pioneer Natural Resources
 05-01-18                                     6.88        460,000                 454,084
Pokagon Gaming Authority
 Sr Nts
  06-15-14                                   10.38         40,000(d)               42,900
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                                    4.49        615,000                 607,064
Pride Intl
 Sr Nts
  07-15-14                                    7.38         90,000                  92,925
Principal Financial Group
  10-15-36                                    6.05        290,000                 299,379
Prudential Commercial Mtge Trust
 Series 2003-PWR1 Cl A1
  02-11-36                                    3.67        809,823(f)              779,703
Prudential Financial
  09-20-14                                    5.10        945,000                 925,494
Qwest
  03-15-12                                    8.88        130,000                 143,000
Qwest
 Sr Nts
  10-01-14                                    7.50        165,000(d)              172,013
Range Resources
  03-15-15                                    6.38         70,000                  67,200
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                                    5.57        800,000                 798,296
Sinclair Broadcast Group
  03-15-12                                    8.00        125,000                 128,750
Southern Star Central
 Sr Nts
  03-01-16                                    6.75        205,000                 203,463
Toyota Motor Credit
 (Japanese Yen) Sr Unsub
  06-09-08                                    0.75    297,000,000               2,541,375

See accompanying notes to investments in securities.

20 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

BONDS (CONTINUED)
                                            COUPON    PRINCIPAL
ISSUER                                       RATE       AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                                    6.40%  $    154,000           $     153,230
Triad Hospitals
 Sr Nts
  05-15-12                                    7.00        115,000                 114,138
Triad Hospitals
 Sr Sub Nts
  11-15-13                                    7.00        140,000                 136,150
U.S. Treasury
  11-30-07                                    4.25      2,000,000               1,986,562
  02-15-08                                    3.38        775,000                 761,165
  05-31-08                                    4.88        755,000                 756,268
  08-15-09                                    4.88      2,235,000               2,249,492
  10-31-11                                    4.63      3,615,000(e)            3,624,038
  08-15-16                                    4.88     11,355,000(h)           11,590,967
  08-15-23                                    6.25      3,385,000(j)            3,939,294
  02-15-26                                    6.00        515,000(j)              591,043
U.S. Treasury Inflation-Indexed Bond
  01-15-07                                    3.38      5,018,832(o)            4,960,129
United Auto Group
  03-15-12                                    9.63        130,000                 136,988
Valor Telecommunications Enterprises
 LLC/Finance
  02-15-15                                    7.75         35,000                  37,319
Verizon New York
 Series A
  04-01-12                                    6.88      1,390,000               1,450,731
Verizon Pennsylvania
 Series A
  11-15-11                                    5.65      4,155,000(j)            4,185,289
Wachovia Bank Commercial Mtge Trust
 Series 2003-C8 Cl A2
  11-15-35                                    3.89      1,250,000(f)            1,217,934
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                                    4.94        750,000(f)              731,930
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                                    5.09        800,000(f)              795,890
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
  03-15-45                                    5.58        775,000(f)              788,647
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                                    5.77        525,000(f)              542,268

BONDS (CONTINUED)
                                           COUPON      PRINCIPAL
ISSUER                                      RATE         AMOUNT                   VALUE(a)
UNITED STATES (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                                    5.73%  $    900,000(f)        $     923,613
Washington Mutual
 Collateralized Mtge Obligation
 Series 2005-AR17 Cl A1C1
  12-25-45                                    5.51        559,212(f),(n)          559,398
Wells Fargo Bank
 Sub Nts
  08-26-36                                    5.95      1,400,000               1,453,816
Williams Companies
 Sr Nts
  07-15-19                                    7.63        426,000                 448,365
Windstream
 Sr Nts
  08-01-16                                    8.63        315,000(d)              339,806
XTO Energy
  01-31-15                                    5.00      1,130,000               1,078,453
                                                                            -------------
Total                                                                         184,643,103
-----------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $464,448,640)                                                        $ 478,705,593
-----------------------------------------------------------------------------------------




MONEY MARKET FUND (1.9%)(i)

                                                        SHARES                   VALUE(a)
MONEY MARKET FUND (1.9)(i)
RiverSource Short-Term
 Cash Fund                                              9,422,846(l)        $   9,422,846
-----------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $9,422,846)                                                          $   9,422,846
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $473,871,486)(p)                                                     $ 488,128,439
=========================================================================================

                            See accompanying notes to investments in securities.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 21

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2006.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $21,089,922 or 4.3% of net assets.

(e) At Oct. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,870,828.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Oct. 31, 2006.

(h) At Oct. 31, 2006, security was partially or fully on loan. See Note 7 to the financial statements.

(i) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.5% of net assets. See Note 7 to the financial statements. 0.4% of net assets is the Fund's cash equivalent position.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

       TYPE OF SECURITY                                    NOTIONAL AMOUNT
       -------------------------------------------------------------------------
       PURCHASE CONTRACTS
       Euro-Bund, Dec. 2006, 10-year                       $     6,600,000
       Japanese Govt Bond, Dec. 2006, 10-year                  300,000,000
       U.S. Long Bond, Dec. 2006, 20-year                        4,700,000
       U.S. Treasury Note, Dec. 2006, 2-year                    28,200,000

       SALE CONTRACTS
       U.S. Treasury Note, Dec. 2006, 5-year                     1,000,000
       U.S. Treasury Note, Dec. 2006, 10-year                   26,600,000

(k) The following abbreviation(s) is (are) used in the portfolio security description(s) to identify the insurer of the issue:

       AMBAC -- Ambac Assurance Corporation
       MBIA -- MBIA Insurance Corporation

22 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

(l)    Affiliated Money Market Fund -- See Note 8 to the financial statements.

(m) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2006.

(o) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(p) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $474,255,983 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                             $    21,075,584
       Unrealized depreciation                                  (7,203,128)
       -------------------------------------------------------------------
       Net unrealized appreciation                         $    13,872,456
       -------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 23

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers* (identified cost $464,448,640)                              $   478,705,593
  Affiliated money market fund (identified cost $9,422,846) (Note 8)                      9,422,846
---------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $473,871,486)                          488,128,439
Foreign currency holdings (identified cost $678,006) (Note 1)                               683,013
Capital shares receivable                                                                    46,636
Dividends and accrued interest receivable                                                 6,077,680
Receivable for investment securities sold                                                 3,987,025
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                96,359
---------------------------------------------------------------------------------------------------
Total assets                                                                            499,019,152
---------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit                                            11,938
Capital shares payable                                                                       99,654
Payable for investment securities purchased                                               3,975,094
Payable upon return of securities loaned (Note 7)                                         7,253,750
Unrealized depreciation on foreign currency contracts held, at value (Note 5)               313,843
Accrued investment management services fee                                                    9,416
Accrued distribution fee                                                                      3,701
Accrued transfer agency fee                                                                   2,457
Accrued administrative services fee                                                           1,064
Other accrued expenses                                                                      130,592
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        11,801,509
---------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                  $   487,217,643
===================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                            $       737,563
Additional paid-in capital                                                              473,136,340
Undistributed net investment income                                                       6,181,660
Accumulated net realized gain (loss) (Note 10)                                           (7,007,129)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in
  foreign currencies (Notes 5 and 6)                                                     14,169,209
---------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock            $   487,217,643
===================================================================================================
Net assets applicable to outstanding shares:            Class A                     $   276,081,128
                                                        Class B                     $    63,316,660
                                                        Class C                     $     3,116,080
                                                        Class I                     $   144,623,214
                                                        Class Y                     $        80,561
Net asset value per share of outstanding capital stock: Class A shares  41,822,802  $          6.60
                                                        Class B shares   9,495,713  $          6.67
                                                        Class C shares     470,447  $          6.62
                                                        Class I shares  21,955,114  $          6.59
                                                        Class Y shares      12,204  $          6.60
---------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 7)                                    $     7,145,460
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

24 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

                                                                        PERIOD FROM           PERIOD FROM             TOTAL
                                                                      NOV. 1, 2005 TO       NOV. 8, 2005 TO      NOV. 1, 2005 TO
                                                                       NOV. 7, 2005          OCT. 31, 2006        OCT. 31, 2006
                                                                          (NOTE 1)
INVESTMENT INCOME
Income:
Interest                                                            $          429,116    $       20,321,457    $       20,750,573
Income distributions from
  affiliated money market fund (Note 8)                                           --                  25,140                25,140
Fee income from securities lending (Note 7)                                       --                   7,847                 7,847
  Less foreign taxes withheld                                                   (1,305)              (14,670)              (15,975)
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                   427,811            20,339,774            20,767,585
----------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
  Investment management services fee                                            79,875             3,654,801             3,734,676
Distribution fee
  Class A                                                                       16,787               745,837               762,624
  Class B                                                                       21,011               829,860               850,871
  Class C                                                                          807                34,803                35,610
Transfer agency fee                                                             19,890               895,641               915,531
Incremental transfer agency fee
  Class A                                                                        1,428                63,988                65,416
  Class B                                                                          817                34,067                34,884
  Class C                                                                           33                 1,400                 1,433
Service fee -- Class Y                                                               2                    87                    89
Administrative services fees and expenses                                        9,059               403,724               412,783
Custodian fees                                                                   3,538               152,805               156,343
Compensation of board members                                                     --                  13,252                13,252
Printing and postage                                                             2,310               144,660               146,970
Registration fees                                                                1,120                49,280                50,400
Audit fees                                                                         875                34,125                35,000
Other                                                                            1,334                26,854                28,188
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                 158,886             7,085,184             7,244,070
  Expenses waived/reimbursed by the
    Investment Manager and its affiliates (Note 2)                            (15,149)             (542,624)             (557,773)
----------------------------------------------------------------------------------------------------------------------------------
                                                                               143,737             6,542,560             6,686,297

  Earnings and bank fee credits on cash balances (Note 2)                         (376)              (31,720)              (32,096)
----------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                             143,361             6,510,840             6,654,201
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                284,450            13,828,934            14,113,384
----------------------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 25

                                                                        PERIOD FROM           PERIOD FROM             TOTAL
                                                                      NOV. 1, 2005 TO       NOV. 8, 2005 TO      NOV. 1, 2005 TO
                                                                       NOV. 7, 2005          OCT. 31, 2006        OCT. 31, 2006
                                                                          (NOTE 1)
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
  Security transactions (Note 3)                                    $         (140,417)   $        3,767,619    $        3,627,202
  Foreign currency transactions                                                (35,569)             (370,643)             (406,212)
  Futures contracts                                                            556,228               473,983             1,030,211
  Payment from affiliate (Note 2)                                                   --                53,693                53,693
  Swap transactions                                                            (42,226)               45,242                 3,016
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        338,016             3,969,894             4,307,910
Net change in unrealized appreciation
  (depreciation) on investments and on translation
  of assets and liabilities in foreign currencies                           (8,190,369)           14,827,641             6,637,272
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and
  foreign currencies                                                        (7,852,353)           18,797,535            10,945,182
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                         $       (7,567,903)   $       32,626,469    $       25,058,566
==================================================================================================================================

See accompanying notes to financial statements.

26 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                         2006                2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                       $     14,113,384    $     13,170,793
Net realized gain (loss) on investments                                      4,307,910          17,596,445
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         6,637,272         (38,272,090)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             25,058,566          (7,504,852)
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                (15,319,991)        (19,756,566)
    Class B                                                                 (2,907,320)         (6,142,688)
    Class C                                                                   (127,417)           (200,996)
    Class I                                                                 (6,261,680)         (2,313,524)
    Class Y                                                                     (4,811)             (3,814)
----------------------------------------------------------------------------------------------------------
Total distributions                                                        (24,621,219)        (28,417,588)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
    Class A shares (Note 2)                                                 47,932,918          88,281,344
    Class B shares                                                           8,983,786          31,813,617
    Class C shares                                                             679,733           1,377,503
    Class I shares                                                          74,810,942          68,619,250
    Class Y shares                                                              10,801              62,732
Reinvestment of distributions at net asset value
    Class A shares                                                          14,313,214          18,374,858
    Class B shares                                                           2,699,471           5,728,791
    Class C shares                                                             111,372             176,818
    Class I shares                                                           6,261,148           2,312,955
    Class Y shares                                                               4,811               3,814
Payments for redemptions
    Class A shares                                                        (138,853,002)       (118,593,333)
    Class B shares (Note 2)                                                (59,219,298)        (60,508,139)
    Class C shares (Note 2)                                                 (1,955,029)         (1,728,928)
    Class I shares                                                         (25,820,432)         (2,478,963)
    Class Y shares                                                             (19,002)            (56,092)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (70,058,567)         33,386,227
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    (69,621,220)         (2,536,213)
Net assets at beginning of year                                            556,838,863         559,375,076
----------------------------------------------------------------------------------------------------------
Net assets at end of year                                             $    487,217,643    $    556,838,863
==========================================================================================================
Undistributed net investment income                                   $      6,181,660    $     11,782,029
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 27

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in debt obligations of U.S. and foreign issuers.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

-    Class A shares are sold with a front-end sales charge.
- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.
-    Class C shares may be subject to a CDSC.
- Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 29.68% of the Fund's net assets.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 30% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Nov. 8, 2005, the Fund invested all of its assets in World Income Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

Effective at the close of business on Nov. 7, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Nov. 7, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

28 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

Interest Income                                                       $     429,119
Foreign taxes withheld                                                $       1,305
Investment management services fee                                    $      79,875
Custodian fees                                                        $       3,499
Audit fees                                                            $         630
Other                                                                 $       1,234
Earnings and bank fee credits on cash balances                        $           4

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Nov. 7, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the closed of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 29

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2006, the Fund has entered into outstanding when-issued securities of $3,870,828.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

30 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings were entirely comprised of European monetary units.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CBMS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 31

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purpose and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,907,466 and accumulated net realized loss has been increased by $4,877,119 resulting in a net reclassification adjustment to decrease paid-in capital by $30,347.

32 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                  2006              2005
---------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income                           $    15,319,991   $    19,756,566
      Long-term capital gain                                 --                --

CLASS B
Distributions paid from:
      Ordinary income                                 2,907,320         6,142,688
      Long-term capital gain                                 --                --

CLASS C
Distributions paid from:
      Ordinary income                                   127,417           200,996
      Long-term capital gain                                 --                --

CLASS I
Distributions paid from:
      Ordinary income                                 6,261,680         2,313,524
      Long-term capital gain                                 --                --

CLASS Y
Distributions paid from:
      Ordinary income                                     4,811             3,814
      Long-term capital gain                                 --                --

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $     7,529,645
Accumulated long-term gain (loss)                                 $    (6,599,145)
Unrealized appreciation (depreciation)                            $    12,413,240

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 33 the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase. Prior to Dec. 6, 2005, World Trust, on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. The management fee was assessed at the Portfolio level. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.77% to 0.67% annually as the Fund's assets increased.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $3,693 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include:
Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

34 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50
-  Class B $21.50
-  Class C $21.00
-  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $287,200 for Class A, $159,151 for Class B and $656 for Class C for the year ended Oct. 31, 2006.

For the year ended Oct. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.25% for Class A, 2.02% for Class B, 2.02% for Class C and 1.08% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $432,021, $120,646, $5,003 and $103, respectively. Under this agreement which was effective

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 35 until Feb. 28, 2006, net expenses would not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.95% for Class I and 1.08% for Class Y of the Fund's average daily net assets. Effective as of March 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses will not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.90% for Class I and 1.08% for Class Y of the Fund's average daily net assets.

During the period from Nov. 1, 2005 to Nov. 7, 2005, the Fund's custodian and transfer agency fees were reduced by $376 as a result of earnings and bank fee credits from overnight cash balances. During the period from Nov. 8, 2005 to Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $31,720 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $53,693 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,156,591 and $7,648,747, respectively, for the period from Nov. 1, 2005 to Nov. 7, 2005 and $335,827,284 and $407,371,238,
respectively, for the period from Nov. 8, 2005 to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           YEAR ENDED OCT. 31, 2006
                                   CLASS A         CLASS B         CLASS C         CLASS I         CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                7,394,126       1,374,250         104,714      11,574,667           1,649
Issued for reinvested
  distributions                     2,234,083         417,094          17,325         977,816             751
Redeemed                          (21,409,456)     (9,072,811)       (300,714)     (4,003,763)         (2,933)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)           (11,781,247)     (7,281,467)       (178,675)      8,548,720            (533)
-------------------------------------------------------------------------------------------------------------

                                                           YEAR ENDED OCT. 31, 2005
                                   CLASS A         CLASS B         CLASS C         CLASS I         CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                               12,792,108       4,572,740         200,644      10,013,472           9,106
Issued for reinvested
  distributions                     2,648,124         822,515          25,507         336,240             549
Redeemed                          (17,214,211)     (8,827,651)       (251,580)       (357,832)         (8,067)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)            (1,773,979)     (3,432,396)        (25,429)      9,991,880           1,588
-------------------------------------------------------------------------------------------------------------

36 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                                   CURRENCY TO       CURRENCY TO     UNREALIZED        UNREALIZED
EXCHANGE DATE                                     BE DELIVERED       BE RECEIVED    APPRECIATION      DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
Nov. 10, 2006                                          560,000         1,038,596   $            --   $        29,676
                                                 British Pound       U.S. Dollar
Nov. 15, 2006                                       13,665,000        17,171,849                --           283,524
                                        European Monetary Unit       U.S. Dollar
Nov. 22, 2006                                        5,949,367       705,000,000            96,359                --
                                                   U.S. Dollar      Japanese Yen
Dec. 4, 2006                                         2,700,000         2,405,131                --               643
                                               Canadian Dollar       U.S. Dollar
--------------------------------------------------------------------------------------------------------------------
Total                                                                              $        96,359   $       313,843
--------------------------------------------------------------------------------------------------------------------

6. INTEREST RATE FUTURES CONTRACTS

At Oct. 31, 2006, investments in securities included securities valued at $497,998 that were pledged as collateral to cover initial margin deposits on open purchase and sale contracts. See "Summary of significant accounting policies" and "Notes to investments in securities." The terms of the open purchase and sale contracts are as follows:

                                                                NUMBER OF       NOTIONAL      UNREALIZED
TYPE OF SECURITY                                                CONTRACTS     MARKET VALUE    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
PURCHASE CONTRACTS
Euro-Bund, Dec. 2006, 10-year (European Monetary Unit)                   66   $  9,925,445   $    (19,229)
Japanese Govt Bond, Dec. 2006, 10-year (Japanese Yen)                     3      3,449,679          5,049
U.S. Long Bond, Dec. 2006, 20-year (U.S. Dollar)                         47      5,294,844        102,304
U.S. Treasury Note, Dec. 2006, 2-year (U.S. Dollar)                     141     28,821,281         61,263
---------------------------------------------------------------------------------------------------------
Total                                                                         $ 47,491,249   $    149,387
---------------------------------------------------------------------------------------------------------

                                                                NUMBER OF       NOTIONAL      UNREALIZED
SALE CONTRACTS                                                  CONTRACTS     MARKET VALUE    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
U.S. Treasury Note, Dec. 2006, 5-year (U.S. Dollar)                      10   $  1,055,625   $     (7,217)
U.S. Treasury Note, Dec. 2006, 10-year (U.S. Dollar)                    266     28,786,188        (71,157)
---------------------------------------------------------------------------------------------------------
Total                                                                         $ 29,841,813   $    (78,374)
---------------------------------------------------------------------------------------------------------

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 37

7. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2006, securities valued at $7,145,460 were on loan to brokers. For collateral, the Fund received $7,253,750 in cash. Cash collateral received is invested in an affiliated money market fund and short term securities, which are included in the "Investments in securities." Income from securities lending amounted to $7,847 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $6,599,145 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

                    2010               2011
                $ 6,100,374          $ 498,771

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

38 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 39

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

40 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)            2006              2005              2004           2003           2002
FISCAL PERIOD ENDED OCT. 31,
Net asset value, beginning of period            $     6.59        $     7.02        $     6.57     $     6.00     $     5.81
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .19               .16               .17            .18            .19
Net gains (losses) (both realized
  and unrealized)                                      .14              (.23)              .52            .60            .17
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .33              (.07)              .69            .78            .36
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.32)             (.36)             (.24)          (.21)          (.17)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     6.60        $     6.59        $     7.02     $     6.57     $     6.00
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $      276        $      353        $      389     $      380     $      348
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average daily net assets(b)                         1.25%(c)          1.35%(c)          1.34%          1.36%          1.34%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                         2.77%             2.42%             2.66%          2.73%          3.12%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                     68%               73%               92%           117%            51%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                       5.17%            (1.18%)           10.70%         13.25%          6.24%
----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.39% and 1.37% for the years ended Oct. 31, 2006 and 2005, respectively.
(d)  Total return does not reflect payment of a sales charge.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 41

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)            2006              2005              2004           2003           2002
FISCAL PERIOD ENDED OCT. 31,
Net asset value, beginning of period            $     6.59        $     7.02        $     6.57     $     5.99     $     5.79
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .13               .10               .14            .12            .13
Net gains (losses) (both realized
  and unrealized)                                      .16              (.23)              .50            .62            .19
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .29              (.13)              .64            .74            .32
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.21)             (.30)             (.19)          (.16)          (.12)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     6.67        $     6.59        $     7.02     $     6.57     $     5.99
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $       63        $      111        $      142     $      158     $      152
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average daily net assets(b)                         2.02%(c)          2.12%(c)          2.10%          2.12%          2.10%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                         1.98%             1.65%             1.90%          1.97%          2.36%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                     68%               73%               92%           117%            51%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                       4.45%            (1.98%)            9.83%         12.39%          5.59%
----------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Then Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.16% and 2.13% for the years ended Oct. 31, 2006 and 2005, respectively.
(d)  Total return does not reflect payment of a sales charge.

42 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)            2006              2005              2004           2003           2002
FISCAL PERIOD ENDED OCT. 31,
Net asset value, beginning of period            $     6.57        $     6.99        $     6.55     $     5.98     $     5.79
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14               .11               .14            .13            .14
Net gains (losses) (both realized
  and unrealized)                                      .13              (.22)              .49            .60            .18
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .27              (.11)              .63            .73            .32
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.22)             (.31)             (.19)          (.16)          (.13)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     6.62        $     6.57        $     6.99     $     6.55     $     5.98
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $        3        $        4        $        5     $        5     $        3
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average daily net assets(b)                         2.02%(c)          2.12%(c)          2.09%          2.14%          2.10%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                         2.00%             1.65%             1.91%          1.89%          2.29%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                     68%               73%               92%           117%            51%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                       4.25%            (1.83%)            9.72%         12.41%          5.51%
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.16% and 2.14% for the years ended Oct. 31, 2006 and 2005, respectively.
(d)  Total return does not reflect payment of a sales charge.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 43

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)            2006              2005             2004(b)
FISCAL PERIOD ENDED OCT. 31,
Net asset value, beginning of period            $     6.61        $     7.03        $     6.77
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .21               .19               .16
Net gains (losses) (both realized
  and unrealized)                                      .14              (.22)              .24
----------------------------------------------------------------------------------------------
Total from investment operations                       .35              (.03)              .40
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.37)             (.39)             (.14)
----------------------------------------------------------------------------------------------
Net asset value, end of period                  $     6.59        $     6.61        $     7.03
----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $      145        $       89        $       24
----------------------------------------------------------------------------------------------
Ratio of expenses to
  average daily net assets(c)                         .88%              .91%               .89%(d)
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                         3.18%             2.87%             3.07%(d)
----------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                     68%               73%               92%
----------------------------------------------------------------------------------------------
Total return(e)                                       5.52%             (.56%)            6.06%(f)
----------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.

44 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)            2006              2005              2004           2003           2002
FISCAL PERIOD ENDED OCT. 31,
Net asset value, beginning of period            $     6.61        $     7.04        $     6.59     $     6.01     $     5.80
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .20               .16               .18            .19            .20
Net gains (losses) (both realized
  and unrealized)                                      .13              (.22)              .52            .61            .19
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .33              (.06)              .70            .80            .39
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.34)             (.37)             (.25)          (.22)          (.18)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $     6.60        $     6.61        $     7.04     $     6.59     $     6.01
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $       --        $       --        $       --     $       --     $       --
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average daily net assets(b)                         1.08%(c)          1.18%(c)          1.17%          1.18%          1.17%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                         2.95%             2.60%             2.83%          2.69%          3.29%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                     68%               73%               92%           117%            51%
----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                       5.29%            (1.00%)           10.86%         13.54%          6.72%
----------------------------------------------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.20% and 1.20% for the years ended Oct. 31, 2006 and 2005, respectively.
(d)  Total return does not reflect payment of a sales charge.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 45

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Global Bond Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Bond Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2006

46 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL YEAR ENDED OCT. 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

       Qualified Dividend Income for individuals           0.00%
       Dividends Received Deduction for corporations       0.00%

PAYABLE DATE                                          PER SHARE
Dec. 22, 2005                                        $  0.18748
March 29, 2006                                          0.04136
June 27, 2006                                           0.04537
Sept. 27, 2006                                          0.04236
TOTAL DISTRIBUTIONS                                  $  0.31657

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

       Qualified Dividend Income for individuals           0.00%
       Dividends Received Deduction for corporations       0.00%

PAYABLE DATE                                          PER SHARE
Dec. 22, 2005                                        $  0.11870
March 29, 2006                                          0.02640
June 27, 2006                                           0.03223
Sept. 27, 2006                                          0.02813
TOTAL DISTRIBUTIONS                                  $  0.20546

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

       Qualified Dividend Income for individuals           0.00%
       Dividends Received Deduction for corporations       0.00%

PAYABLE DATE                                          PER SHARE
Dec. 22, 2005                                        $  0.13182
March 29, 2006                                          0.02719
June 27, 2006                                           0.03229
Sept. 27, 2006                                          0.02933
TOTAL DISTRIBUTIONS                                  $  0.22063

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 47

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

       Qualified Dividend Income for individuals           0.00%
       Dividends Received Deduction for corporations       0.00%

PAYABLE DATE                                          PER SHARE
Dec. 22, 2005                                        $  0.21947
March 29, 2006                                          0.04751
June 27, 2006                                           0.05169
Sept. 27, 2006                                          0.04891
TOTAL DISTRIBUTIONS                                  $  0.36758

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

       Qualified Dividend Income for individuals           0.00%
       Dividends Received Deduction for corporations       0.00%

PAYABLE DATE                                          PER SHARE
Dec. 22, 2005                                        $  0.20599
March 29, 2006                                          0.04444
June 27, 2006                                           0.04837
Sept. 27, 2006                                          0.04501
Total distributions                                  $  0.34381

48 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 49

                                        BEGINNING         ENDING        EXPENSES
                                      ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING        ANNUALIZED
                                        MAY 1, 2006   OCT. 31, 2006   THE PERIOD(a)      EXPENSE RATIO
Class A
  Actual(b)                           $       1,000   $    1,030.80   $        6.47               1.25%
  Hypothetical
  (5% return before expenses)         $       1,000   $    1,019.11   $        6.43               1.25%

Class B
  Actual(b)                           $       1,000   $    1,027.80   $       10.44               2.02%
  Hypothetical
  (5% return before expenses)         $       1,000   $    1,015.19   $       10.37               2.02%

Class C
  Actual(b)                           $       1,000   $    1,026.60   $       10.43               2.02%
  Hypothetical
  (5% return before expenses)         $       1,000   $    1,015.19   $       10.37               2.02%

Class I
  Actual(b)                           $       1,000   $    1,032.90   $        4.51                .87%
  Hypothetical
  (5% return before expenses)         $       1,000   $    1,021.05   $        4.48                .87%

Class Y
  Actual(b)                           $       1,000   $    1,031.70   $        5.59(c)            1.08%
  Hypothetical
  (5% return before expenses)         $       1,000   $    1,019.98   $        5.56(c)            1.08%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2006: +3.08% for Class A, +2.78% for Class B, +2.66% for Class C, +3.29% for Class I and +3.17% for Class Y.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board such that net expenses will not exceed 1.08% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective Dec. 11, 2006. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

50 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund' s Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                           POSITION HELD
ADDRESS,                        WITH FUND AND         OTHER                        OTHER
AGE                             LENGTH OF SERVICE     DIRECTORSHIPS                DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------
Kathleen Blatz                  Board member          Chief Justice, Minnesota
901 S. Marquette Ave.           since 2006            Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 52

Arne H. Carlson                 Board member and      Chair, Board Services
901 S. Marquette Ave.           Chair of the Board    Corporation (provides
Minneapolis, MN 55402           since 1999            administrative services to
Age 72                                                boards); former Governor
                                                      of Minnesota

Patricia M. Flynn               Board member          Trustee Professor of
901 S. Marquette Ave.           since 2004            Economics and Management,
Minneapolis, MN 55402                                 Bentley College; former
Age 56                                                Dean, McCallum Graduate
                                                      School of Business,
                                                      Bentley College

Anne P. Jones                   Board member          Attorney and Consultant
901 S. Marquette Ave.           since 1985
Minneapolis, MN 55402
Age 71

Jeffrey Laikind                 Board member          Former Managing Director,    American Progressive
901 S. Marquette Ave.           since 2005            Shikiar Asset Management     Insurance
Minneapolis, MN 55402
Age 71

Stephen R. Lewis, Jr.*          Board member          President Emeritus and       Valmont Industries, Inc.
901 S. Marquette Ave.           since 2002            Professor of Economics,      (manufactures irrigation
Minneapolis, MN 55402                                 Carleton College             systems)
Age 67

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 51

NAME,                           POSITION HELD
ADDRESS,                        WITH FUND AND         PRINCIPAL OCCUPATION         OTHER
AGE                             LENGTH OF SERVICE     DURING PAST FIVE YEARS       DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
Catherine James Paglia          Board member          Director, Enterprise Asset   Strategic Distribution,
901 S. Marquette Ave.           since 2004            Management, Inc. (private    Inc. (transportation,
Minneapolis, MN 55402                                 real estate and asset        distribution and logistics
Age 54                                                management company)          consultants)

Vikki L. Pryor                  Board member          President and Chief
901 S. Marquette Ave.           since 2006            Executive Officer, SBLI
Minneapolis, MN 55402                                 USA Mutual Life Insurance
Age 53                                                Company, Inc. since 1999

Alison Taunton-Rigby            Board member          Chief Executive Officer,     Hybridon, Inc.
901 S. Marquette Ave.           since 2002            RiboNovix, Inc. since 2003   (biotechnology); American
Minneapolis, MN 55402                                 (biotechnology); former      Healthways, Inc. (health
Age 62                                                President, Forester          management programs)
                                                      Biotech

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                           POSITION HELD
ADDRESS,                        WITH FUND AND         PRINCIPAL OCCUPATION         OTHER
AGE                             LENGTH OF SERVICE     DURING PAST FIVE YEARS       DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
William F. Truscott             Board member          President, Ameriprise
53600 Ameriprise                since 2001,           Certificate Company since
Financial Center                Vice President        2006; President - U.S.
Minneapolis, MN 55474           since 2002            Asset Management and Chief
Age 46                                                Investment Officer,
                                                      Ameriprise Financial, Inc.
                                                      and President, Chairman of
                                                      the Board and Chief
                                                      Investment Officer,
                                                      RiverSource Investments,
                                                      LLC since 2005; Senior
                                                      Vice President - Chief
                                                      Investment Officer,
                                                      Ameriprise Financial, Inc.
                                                      and Chairman of the Board
                                                      and Chief Investment
                                                      Officer, RiverSource
                                                      Investments, LLC,
                                                      2001-2005

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

52 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott,who is Vice President,the Fund's other officers are:

FUND OFFICERS

NAME,                           POSITION HELD
ADDRESS,                        WITH FUND AND         PRINCIPAL OCCUPATION
AGE                             LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                  Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                 Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Financial Center                since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-2004;
Minneapolis, MN 55474                                 Compliance Director and Bank Secrecy Act Officer,
Age 42                                                American Express Centurion Bank, 2000-2003

Patrick T. Bannigan             President             Senior Vice President - Asset Management, RiverSource
172 Ameriprise                  since 2006            Investments, LLC since 2006; Managing Director and
Financial Center                                      Global Head of Product, Morgan Stanley Investment
Minneapolis, MN 55474                                 Management, 2004-2006; President, Touchstone
Age 41                                                Investments, 2002-2004; Director of Strategic Planning,
                                                      Evergreen Investments, 1995-2002

Jeffrey P. Fox                  Treasurer             Vice President - Investment Accounting, Ameriprise
105 Ameriprise                  since 2002            Financial, Inc., since 2002; Vice President - Finance,
Financial Center                                      American Express Company, 2000-2002
Minneapolis, MN 55474
Age 51

Amy K. Johnson                  Vice President        Vice President - Asset Management and Trust Company
5228 Ameriprise                 since 2006            Services, RiverSource Investments, LLC, since 2006; Vice
Financial Center                                      President -Operations and Compliance, RiverSource
Minneapolis, MN 55474                                 Investments, LLC, 2004-2006; Director of Product
Age 41                                                Development - Mutual Funds, American Express Financial
                                                      Corporation, 2001-2004

Michelle M. Keeley              Vice President        Executive Vice President - Equity and Fixed Income,
172 Ameriprise                  since 2004            Ameriprise Financial, Inc. and RiverSource Investments,
Financial Center                                      LLC since 2006; Vice President - Investments, Ameriprise
Minneapolis, MN 55474                                 Certificate Company since 2003; Senior Vice President -
Age 42                                                Fixed Income, Ameriprise Financial, Inc., 2002-2006 and
                                                      RiverSource Investments, LLC, 2004-2006; Managing
                                                      Director, Zurich Global Assets, 2001-2002

Jennifer D. Lammers             Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise                  Officer since 2006    RiverSource Investments, LLC since 2006; Director -
Financial Center                                      Mutual Funds, Voyageur Asset Management, 2003-2006;
Minneapolis, MN 55474                                 Director of Finance, Voyageur Asset Management,
Age 46                                                2000-2003

Scott R. Plummer                Vice President,       Vice President and Chief Counsel - Asset Management,
5228 Ameriprise                 General Counsel       Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center                and Secretary         General Counsel and Secretary, Ameriprise Certificate
Minneapolis, MN 55474           since 2006            Company since 2005; Vice President - Asset Management
Age 47                                                Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                      Senior Vice President and Chief Compliance Officer, U.S.
                                                      Bancorp Asset Management, 2002-2004; Second Vice
                                                      President and Assistant General Counsel, Hartford Life,
                                                      2001-2002

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT 53

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

54 RIVERSOURCE GLOBAL BOND FUND - 2006 ANNUAL REPORT

RIVERSOURCE(SM) GLOBAL BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds


[RIVERSOURCE(SM) INVESTMENTS LOGO]

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

S-6309 AC (12/06)

ANNUAL REPORT

                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS

RIVERSOURCE(SM)
GLOBAL EQUITY FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2006

o RIVERSOURCE GLOBAL EQUITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                              3
Performance Summary                                        5
Questions & Answers with Portfolio Management              7
The Fund's Long-term Performance                          12
Investments in Securities                                 14
Financial Statements                                      19
Notes to Financial Statements                             23
Report of Independent Registered Public Accounting Firm   38
Federal Income Tax Information                            39
Fund Expenses Example                                     40
Board Members and Officers                                42
Proxy Voting                                              45

[LOGO]
    DALBAR RATED
       2006
 FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

2 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource Global Equity Fund focuses on equity securities of companies around the world, including companies located in developed and emerging countries. The Fund focuses on large-cap companies but has the flexibility to invest in companies of any size. The portfolio management team employs a "dynamic style" that lets them determine the most effective focus during particular economic and market conditions, moving the balance between "value" and "growth" as the business cycle changes.

COUNTRY BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

United States    41.3%
Japan            14.4%
United Kingdom    5.8%
Switzerland       4.2%                  [PIE CHART]
South Korea       3.6%
Germany           3.4%
Other(1)         27.3%

(1)  Includes Hong Kong 3.2%, Brazil 3.0%, France 2.6%, Australia 2.0%, Canada
     1.9%, South Africa 1.9%, Netherlands 1.6%, Norway 1.3%, Spain 1.3%,
     Sweden 1.3%, Taiwan 1.2%, Chile 1.1%, Greece 1.0%, Bermuda 0.8%, Mexico
     0.8%, Ireland 0.7%, Finland 0.5%, Luxembourg 0.5% and Cash & Cash
     Equivalents 0.6%.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Google Cl A (United States)                    2.2%
Roche Holding (Switzerland)                    1.9%
Valero Energy (United States)                  1.9%
UBS (Switzerland)                              1.8%
Bank of America (United States)                1.7%
Esprit Holdings (Hong Kong)                    1.7%
Mitsubishi UFJ Financial Group (Japan)         1.7%
Phelps Dodge (United States)                   1.4%
WellPoint (United States)                      1.4%
DR Horton (United States)                      1.4%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT OCT. 31, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
          X           LARGE
                      MEDIUM   SIZE
                      SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                 YEARS IN INDUSTRY
Dominic Rossi            20
Steve Thornber           19

FUND FACTS

                     TICKER SYMBOL   INCEPTION DATE
Class A                  IGLGX              5/29/90
Class B                  IDGBX              3/20/95
Class C                     --              6/26/00
Class Y                  IDGYX              3/20/95
Total net assets                     $733.4 million
Number of holdings                              115

4 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

                            PERFORMANCE COMPARISON
                       FOR THE YEAR ENDED OCT. 31, 2006

                             MORGAN STANLEY CAPITAL
RIVERSOURCE GLOBAL EQUITY    INTERNATIONAL (MSCI)
      FUND CLASS A          ALL COUNTRY WORLD INDEX
 (EXCLUDING SALES CHARGE)        (UNMANAGED)         LIPPER GLOBAL FUNDS INDEX
        +21.01%                      +22.77%                  +20.75%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2006

                                                                        SINCE
WITHOUT SALES CHARGE          1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
Class A (INCEPTION 5/29/90)   +21.01%  +17.98%   +10.10%    +5.42%      +6.12%
Class B (INCEPTION 3/20/95)   +20.07%  +17.07%    +9.28%    +4.62%      +5.90%
Class C (INCEPTION 6/26/00)   +20.03%  +17.07%    +9.23%      N/A       -1.70%
Class Y (INCEPTION 3/20/95)   +21.26%  +18.20%   +10.32%    +5.59%      +6.89%
WITH SALES CHARGE
Class A (INCEPTION 5/29/90)   +14.05%  +15.67%    +8.80%    +4.80%      +5.74%
Class B (INCEPTION 3/20/95)   +15.07%  +16.09%    +9.00%    +4.62%      +5.90%
Class C (INCEPTION 6/26/00)   +19.03%  +17.07%    +9.23%      N/A       -1.70%

AT SEPT. 30, 2006

                                                                        SINCE
WITHOUT SALES CHARGE          1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
Class A (INCEPTION 5/29/90)   +11.79%  +18.11%    +9.86%    +4.60%      +5.85%
Class B (INCEPTION 3/20/95)   +11.04%  +17.26%    +9.05%    +3.81%      +5.52%
Class C (INCEPTION 6/26/00)   +11.14%  +17.22%    +9.03%      N/A       -2.43%
Class Y (INCEPTION 3/20/95)   +11.95%  +18.34%   +10.09%    +4.77%      +6.50%
WITH SALES CHARGE
Class A (INCEPTION 5/29/90)    +5.37%  +15.80%    +8.57%    +3.98%      +5.47%
Class B (INCEPTION 3/20/95)    +6.04%  +16.29%    +8.77%    +3.81%      +5.52%
Class C (INCEPTION 6/26/00)   +10.14%  +17.22%    +9.03%      N/A       -2.43%

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS Y SHARES. THIS SHARE CLASS IS AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

6 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

BELOW, RIVERSOURCE GLOBAL EQUITY FUND PORTFOLIO MANAGERS DOMINIC ROSSI AND STEPHEN THORNBER OF THREADNEEDLE INTERNATIONAL LIMITED (THREADNEEDLE) DISCUSS THE FUND'S RESULTS AND POSITIONING FOR THE 12 MONTHS ENDED OCT. 31, 2006. THREADNEEDLE, AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL, INC., ACTS AS THE SUBADVISER TO THE FUND.

Q: How did RiverSource Global Equity Fund perform for the fiscal year ended Oct. 31, 2006?

A: The Fund gained 21.01% (Class A shares excluding sales charge) for the 12-month period ended Oct. 31, 2006. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI Index), which advanced 22.77% for the period. The Fund outperformed the Lipper Global Funds Index, representing the Fund's peer group, which rose 20.75% over the same time frame.

Q:   What factors most significantly affected performance?

A: The Fund's performance over the year was mixed. The Fund outperformed in the first half of the period with strong stock selection driving the results. Stock selection during the first half of the period was the key contributor to performance. Favorable asset allocation and sector allocation also contributed to performance, but to a lesser degree. In the second half of the year, the picture started changing and, through the summer took its toll on the Fund's performance. In early summer, the market leadership changed quite abruptly and moved away from cyclical areas, such as the energy and commodity stocks. The Fund's overweight position relative to the MSCI Index in the energy sector was the most significant contributor to the Fund's poor performance in the second half of the period. In September, for example, stocks such as Valero Energy -- one of the Fund's largest positions, Marathon Oil and Occidental Petroleum fell sharply as oil and gas prices slid downwards. Weaker prices also affected some commodity holdings in the Fund not related to oil. Arch Coal, one of the largest coal producers in the U.S., is one such example.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

     Market leadership changed from cyclical sectors to defensive sectors, such as telecommunications and consumer staples. The Fund was underweight relative to the MSCI Index in these sectors, so the Fund lagged the market quite badly in July and August. By September, the leadership changed back, and stocks in the cyclical sectors were again driving the volatile market.

     Furthermore, the Japanese holdings that we thought would counterbalance the weakness of energy-related stocks failed to do so. We had based our expectations on last year's experience: when oil stocks had been strong, Japanese stocks had performed poorly, and when oil stocks had been weak, Japanese equities had rallied. Yet despite the fall in oil prices that we have seen since July, Japanese stocks have remained in the doldrums. However, we remain convinced that a sustainable recovery is underway in Japan and that Japanese equities offer good value. In fact, we added to our holdings in the country in September, in anticipation of the rally that we believe will take place toward the end of this year.

     In October conditions began to improve quickly. The markets became far more confident about world economies and some of the cyclical areas bounced back. The Fund saw significant improvement in October, but not enough to undo the underperformance from the volatile summer months.

     THE FUND SAW SIGNIFICANT IMPROVEMENT IN OCTOBER, BUT NOT ENOUGH TO UNDO THE UNDERPERFORMANCE FROM THE VOLATILE SUMMER MONTHS.

     The Fund's lackluster performance in the last half of the period resulted largely from falling oil prices, disappointing results in Japanese equity markets and also from the performance of individual stocks in certain sectors. So despite the strong performance delivered in the first half of the period, the Fund ended its 2006 fiscal year by underperforming the MSCI Index and only slightly outperformed its peers.

8 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

     Some stocks that benefited performance during the period include: U.S. commercial real estate manager CB Richard Ellis Group; UK bank Standard Chartered; South Korean commercial banks Kookmin Bank and Shinhan Financial Group; Japanese brokers Nomura Holdings and Tokai Tokyo Securities; Brazilian mining company Cia Vale do Rio Doce; and U.S. teen clothing retailer Abercrombie & Fitch.

     Some stocks that detracted from performance during the period include: some key energy-related holdings (discussed above); U.S. medical device maker Medtronic; Australia's Newcrest Mining; U.S. homebuilders DR Horton and Centex; and German software maker SAP.

Q:   What changes did you make to the Fund during the 12-month period?

A: The Fund's strategy did not change much over the period. We kept a sharp focus on Europe and Asia, particularly in Japan. The three largest sectors of the Fund are financials at more than 23%, consumer discretionary at nearly 16% and health care at more than 11% of the Fund. We did, however, make some subtle changes to our geographic and sector strategies over the year and bought and sold stocks, as we felt necessary.

     We reduced our overall position in Japan, which at the end of the period was our second largest country allocation at 14.4% of the Fund. Although we still feel that the Japanese equity market holds promise, we felt that the rewards simply were not outweighing the risks, so we sold out of some of our Japanese holdings. When the market sold off during the summer we took the opportunity to add to our Latin American position and stocks in various potentially promising sectors. In the energy sector, we added to the Fund's position in Petrobras, the oil company. In the materials sector, we added to the Fund's position in Aracruz Celulose, the paper manufacturer and we bought Ternium, a steel company. In the telecommunications sector, we bought Grupo Televisa, a Mexican media company.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

     At a sector level, we reduced our position in energy, due to the Fund's large position in oil-related stocks and our desire to reduce the risk there. The Fund increased its exposure to the industrials sector and added stocks such as Swedish company Atlas Copco and U.S. company United Technology which we believe will benefit from the continued upswing in capital investment spending we expect to see in the coming year.

     In the technology sector, the Fund took profits on its Internet search engine Google stock in the first half of the period; later, we bought it again. At the end of the period, Google was the largest single holding in the Fund. Also late in the period, German software maker SAP announced that it had missed its revenue targets and the market punished the stock severely. We reduced our stake in SAP due to concerns about the outlook for earnings growth.

     In health care, we sold our stake in Myogen, a biotech company that was purchased as an IPO. Myogen was acquired by a larger company. Early in the period, U.S. biopharmaceutical company MGI PHARMA announced disappointing trial data, which depressed the stock price. However, we still believe the outlook for the company is good and have retained our position.

     In other sectors, we added to our position in the media sector in April with Comcast and Clear Channel Communications, U.S. media companies that we believe showed promise. They have since performed extremely well. Also, in the consumer sector, we added U.S. teen clothing retailer Abercrombie & Fitch to the Fund in August.

10 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: How is the Fund currently positioned and how do you intend to manage the Fund in the months ahead?

A: Throughout the year, commodities have been a strong theme within our overall strategy for the Fund. We believe that there is a long-term bull market in commodities and that supply and demand will continue to influence the markets. We currently expect to continue the Fund's large positions in the energy and mining sectors.

     THROUGHOUT THE YEAR, COMMODITIES HAVE BEEN A STRONG THEME WITHIN OUR OVERALL STRATEGY FOR THE FUND.

     Japan's recovery continues to be an important theme within the Fund. We think the Japanese market will experience upgrades through the year and that the market, although frustrating at times, will deliver solid sustainable performance.

     Looking forward, we believe the outlook for global equities remains positive. We believe equities are cheap both in historical terms and in comparison to bonds but recognize there are some concerns over the direction of interest rates. High energy prices have yet to slow the global economy, which continues to perform robustly while earnings are also growing at a very healthy pace.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Equity Fund Class A shares (from 11/1/96 to 10/31/06) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) All Country World Index and the Lipper Global Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2006

                                                                                     SINCE
                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION(3)
RIVERSOURCE GLOBAL EQUITY FUND
(INCLUDES SALES CHARGE)
Class A   Cumulative value of $10,000   $11,405   $15,476   $15,246    $15,986      $25,010
          Average annual total return    +14.05%   +15.67%    +8.80%     +4.80%       +5.74%
MSCI ALL COUNTRY WORLD INDEX(1)
          Cumulative value of $10,000   $12,277   $16,082   $17,404    $21,715      $38,055
          Average annual total return    +22.77%   +17.16%   +11.72%     +8.06%       +8.48%
LIPPER GLOBAL FUNDS INDEX(2)
          Cumulative value of $10,000   $12,075   $15,686   $16,684    $22,035      $38,987
          Average annual total return    +20.75%   +16.19%   +10.78%     +8.21%       +8.64%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

12 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL EQUITY FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

   RIVERSOURCE GLOBAL       MORGAN STANLEY CAPITAL
  EQUITY FUND CLASS A        INTERNATIONAL (MSCI)      LIPPER GLOBAL FUNDS
(INCLUDES SALES CHARGE)   ALL COUNTRY WORLD INDEX(1)         INDEX(2)
          9425                       10000                    10000
         10011                       11607                    11793
         11713                       13119                    12472
         14476                       16533                    15453
         15162                       16665                    17295
          9881                       12474                    13200
          8259                       10781                    11451
          9734                       13504                    14044
         10875                       15398                    15850
         13211                       17688                    18247
         15986                       21715                    22035

(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from May 29, 1990. MSCI All Country World Index and Lipper peer group data is from June 1, 1990.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

OCT. 31, 2006
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (99.3%)(c)

ISSUER                                                      SHARES     VALUE(a)
AUSTRALIA (2.0%)
BIOTECHNOLOGY (1.1%)
CSL                                                        173,476   $ 7,534,147
--------------------------------------------------------------------------------

METALS & MINING (0.9%)
Zinifex                                                    589,375     6,922,876
--------------------------------------------------------------------------------

BERMUDA (0.8%)
INSURANCE
PartnerRe                                                   82,902     5,796,508
--------------------------------------------------------------------------------

BRAZIL (3.0%)
METALS & MINING (1.2%)
Cia Vale do Rio
   Doce ADR                                                387,881     8,424,775
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
Petroleo Brasileiro ADR                                     85,884     7,623,064
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
Aracruz Celulose ADR                                       105,012     5,777,760
--------------------------------------------------------------------------------

CANADA (1.9%)
METALS & MINING (1.0%)
Aur Resources                                              378,100     7,324,150
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
Canadian Natural
   Resources                                               129,457     6,751,183
--------------------------------------------------------------------------------

CHILE (1.1%)
METALS & MINING
Antofagasta                                                858,050     8,298,229
--------------------------------------------------------------------------------

FINLAND (0.5%)
COMMUNICATIONS EQUIPMENT
Nokia                                                      177,499     3,523,006
--------------------------------------------------------------------------------

FRANCE (2.6%)
AUTOMOBILES (0.5%)
Renault                                                     31,284     3,659,669
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                      SHARES     VALUE(a)
FRANCE (CONT.)
COMMERCIAL BANKS (0.8%)
Societe Generale                                            36,688   $ 6,097,083
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
Schneider Electric                                          48,150     5,002,738
--------------------------------------------------------------------------------

INSURANCE (0.3%)
Assurances Generales
   de France                                                16,080     2,257,698
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Sanofi-Aventis                                              27,046     2,299,134
--------------------------------------------------------------------------------

GERMANY (3.4%)
HEALTH CARE PROVIDERS & SERVICES (0.7%)
Fresenius Medical
   Care & Co                                                40,551     5,410,920
--------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
RWE                                                         36,901     3,646,989
--------------------------------------------------------------------------------

SOFTWARE (0.8%)
SAP                                                         27,980     5,567,050
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.4%)
Hypo Real Estate
   Holding                                                 165,000    10,372,352
--------------------------------------------------------------------------------

GREECE (1.0%)
CONSTRUCTION MATERIALS
TITAN Cement                                               141,083     7,404,826
--------------------------------------------------------------------------------

HONG KONG (3.1%)
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.5%)
China Overseas Land
   & Investment                                          5,294,000     4,826,528
Hang Lung Properties                                     2,776,000     6,054,105
                                                                     -----------
Total                                                                 10,880,633
--------------------------------------------------------------------------------

SPECIALTY RETAIL (1.6%)
Esprit Holdings                                          1,259,000    12,190,608
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

14 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                               SHARES            VALUE(a)
IRELAND (0.7%)
COMMERCIAL BANKS
Bank of Ireland                                      252,723         $ 5,093,472
--------------------------------------------------------------------------------

JAPAN (14.4%)
AUTOMOBILES (1.0%)
Honda Motor                                          206,400           7,306,507
--------------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
Asahi Glass                                          270,000           3,109,791
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.8%)
Nomura Holdings                                      419,400           7,405,395
Tokai Tokyo Securities                             1,230,000           6,068,491
                                                                     -----------
Total                                                                 13,473,886
--------------------------------------------------------------------------------

COMMERCIAL BANKS (2.7%)
Mitsubishi UFJ
   Financial Group                                       963          12,104,403
Mizuho Financial Group                                   919           7,158,691
                                                                     -----------
Total                                                                 19,263,094
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Hoya                                                  92,200           3,563,437
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.3%)
Daito Trust Construction                             131,100           6,916,519
Daiwa House Industry                                 201,000           3,626,422
GOLDCREST                                            108,770           5,952,356
                                                                     -----------
Total                                                                 16,495,297
--------------------------------------------------------------------------------

INSURANCE (1.1%)
T&D Holdings                                         112,700           8,239,290
--------------------------------------------------------------------------------

MACHINERY (1.7%)
AMADA                                                713,000           7,078,179
THK                                                  220,900           5,619,303
                                                                     -----------
Total                                                                 12,697,482
--------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.1%)
Canon                                                149,700           8,025,814
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.8%)
Mitsubishi Estate                                    221,000           5,291,150
Mitsui Fudosan                                       330,000           8,126,550
                                                                     -----------
Total                                                                 13,417,700
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES            VALUE(a)
LUXEMBOURG (0.5%)
METALS & MINING
Ternium ADR                                          143,594(b)      $ 3,503,694
--------------------------------------------------------------------------------

MEXICO (0.8%)
MEDIA
Grupo Televisa ADR                                   246,745           6,089,667
--------------------------------------------------------------------------------

NETHERLANDS (1.6%)
DIVERSIFIED FINANCIAL SERVICES (1.1%)
ING Groep                                            184,072           8,155,102
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Royal Numico                                          75,405           3,371,532
--------------------------------------------------------------------------------

NORWAY (1.3%)
COMMERCIAL BANKS (0.6%)
DNB NOR                                              342,500           4,486,236
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
TGS NOPEC Geophysical                                301,720(b)        5,378,705
--------------------------------------------------------------------------------

SOUTH AFRICA (1.9%)
FOOD & STAPLES RETAILING (1.1%)
Massmart Holdings                                    982,404           7,912,606
--------------------------------------------------------------------------------

METALS & MINING (0.8%)
Anglo American                                       126,379           5,698,850
--------------------------------------------------------------------------------

SOUTH KOREA (3.6%)
COMMERCIAL BANKS (1.5%)
Kookmin Bank                                          61,470           4,888,621
Shinhan Financial Group                              121,220           5,592,492
                                                                     -----------
Total                                                                 10,481,113
--------------------------------------------------------------------------------

MACHINERY (0.9%)
Hyundai Heavy Inds                                    46,140           6,785,294
--------------------------------------------------------------------------------

METALS & MINING (0.5%)
POSCO                                                 13,952           3,873,910
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
Hynix Semiconductor
   GDR                                               136,881(b,d,e)    4,968,507
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 15

ISSUER                                                   SHARES        VALUE(a)
SPAIN (1.3%)
BIOTECHNOLOGY (0.7%)
Grifols                                                  500,000(b)  $ 5,233,243
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Inditex                                                   95,648       4,573,311
--------------------------------------------------------------------------------

SWEDEN (1.3%)
COMMUNICATIONS EQUIPMENT (0.5%)
Telefonaktiebolaget LM
   Ericsson Series B                                   1,000,000       3,794,804
--------------------------------------------------------------------------------

MACHINERY (0.8%)
Atlas Copco Series A                                     195,200       5,704,282
--------------------------------------------------------------------------------

SWITZERLAND (4.2%)
CAPITAL MARKETS (1.8%)
UBS                                                      218,854      13,071,425
--------------------------------------------------------------------------------

CHEMICALS (0.5%)
Syngenta                                                  23,906(b)    3,860,704
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.9%)
Roche Holding                                             80,112      14,019,600
--------------------------------------------------------------------------------

TAIWAN (1.2%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan Semiconductor
   Mfg                                                 1,750,983       3,211,364
Taiwan Semiconductor
   Mfg ADR                                               568,598       5,515,400
                                                                     -----------
Total                                                                  8,726,764
--------------------------------------------------------------------------------

UNITED KINGDOM (5.8%)
CAPITAL MARKETS (0.4%)
3i Group                                                 152,537       2,793,260
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.8%)
HSBC Holdings                                            476,000       8,985,406
Standard Chartered                                       145,824       4,102,852
                                                                     -----------
Total                                                                 13,088,258
--------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
Drax Group                                               630,184       9,796,927
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
BG Group                                                 568,138       7,537,301
--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)

ISSUER                                               SHARES            VALUE(a)
UNITED KINGDOM (CONT.)
SPECIALTY RETAIL (1.3%)
Carphone Warehouse
   Group                                               1,717,961     $ 9,290,332
--------------------------------------------------------------------------------

UNITED STATES (41.4%)
AEROSPACE & DEFENSE (1.1%)
United Technologies                                      117,435       7,717,828
--------------------------------------------------------------------------------

BEVERAGES (1.6%)
Coca-Cola                                                117,947       5,510,484
PepsiCo                                                   95,306       6,046,212
                                                                     -----------
Total                                                                 11,556,696
--------------------------------------------------------------------------------

BIOTECHNOLOGY (1.0%)
Amgen                                                     98,237(b)    7,457,171
--------------------------------------------------------------------------------

CAPITAL MARKETS (2.9%)
Bear Stearns Companies                                    39,364       5,957,741
E*TRADE Financial                                        258,737(b)    6,023,397
Goldman Sachs Group                                       47,076       8,934,554
                                                                     -----------
Total                                                                 20,915,692
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.2%)
Cisco Systems                                            366,858(b)    8,852,283
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.2%)
Bank of America                                          234,379      12,625,997
CIT Group                                                108,524       5,648,674
Citigroup                                                105,767       5,305,273
                                                                     -----------
Total                                                                 23,579,944
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Weatherford Intl                                          86,357(b)    3,547,546
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
CVS                                                      106,903       3,354,616
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
St. Jude Medical                                         167,569(b)    5,755,995
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.2%)
CIGNA                                                     48,863       5,715,994
WellPoint                                                137,573(b)   10,499,571
                                                                     -----------
Total                                                                 16,215,565
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

16 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                                 SHARES         VALUE(a)
UNITED STATES (CONT.)
HOUSEHOLD DURABLES (2.4%)
DR Horton                                              444,447      $ 10,413,394
Hovnanian Enterprises
   Cl A                                                235,365(b)      7,261,010
                                                                    ------------
Total                                                                 17,674,404
--------------------------------------------------------------------------------

INSURANCE (0.7%)
Genworth Financial Cl A                                147,682         4,938,486
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.2%)
Google Cl A                                             33,840(b)     16,121,038
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.1%)
Exelixis                                               300,900(b)      2,918,730
Thermo Electron                                        123,238(b)      5,283,213
                                                                    ------------
Total                                                                  8,201,943
--------------------------------------------------------------------------------

MEDIA (2.7%)
Clear Channel
   Communications                                      181,664         6,330,990
Comcast Cl A                                           194,177(b)      7,897,178
RH Donnelley                                            98,289         5,918,964
                                                                    ------------
Total                                                                 20,147,132
--------------------------------------------------------------------------------

METALS & MINING (1.4%)
Phelps Dodge                                           104,601        10,499,849
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.5%)
Arch Coal                                              148,490         5,142,209
Devon Energy                                            94,013         6,283,829
Marathon Oil                                            64,354         5,560,186
Occidental Petroleum                                   117,875         5,533,053
Ultra Petroleum                                         58,919(b)      3,144,507
Valero Energy                                          267,252        13,985,296
                                                                    ------------
Total                                                                 39,649,080
--------------------------------------------------------------------------------

PHARMACEUTICALS (2.7%)
MGI PHARMA                                             260,624(b)      4,959,675
Pfizer                                                 369,943         9,858,981
Wyeth                                                  102,010         5,205,570
                                                                    ------------
Total                                                                 20,024,226
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
Jones Lang LaSalle                                      61,203         5,630,676
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Analog Devices                                         103,090         3,280,324
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                 SHARES         VALUE(a)
UNITED STATES (CONT.)
SOFTWARE (1.3%)
Microsoft                                              322,533      $  9,259,923
--------------------------------------------------------------------------------

SPECIALTY RETAIL (2.9%)
Abercrombie & Fitch Cl A                                94,864         7,271,326
Home Depot                                             229,416         8,564,098
Staples                                                205,468         5,299,020
                                                                    ------------
Total                                                                 21,134,444
--------------------------------------------------------------------------------

TOBACCO (0.6%)
Altria Group                                            57,485         4,675,255
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
American Tower Cl A                                    140,046(b)      5,044,457
Leap Wireless Intl                                     137,294(b)      7,614,325
                                                                    ------------
Total                                                                 12,658,782
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $632,835,733)                                                $728,495,493
--------------------------------------------------------------------------------

OTHER (--%)(c)

ISSUER                                                  SHARES          VALUE(a)
HONG KONG
China Overseas Land & Investment                       661,750(b,e) $    222,095
   Warrants

FRANCE
Societe Generale                                        36,688(b)   $     60,409
   Rights
--------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                         $    282,504
--------------------------------------------------------------------------------

MONEY MARKET FUND (0.6%)

                                                        SHARES          VALUE(a)
RiverSource Short-Term
   Cash Fund                                         4,419,497(f)   $  4,419,497
--------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $4,419,497)                                                  $  4,419,497
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $637,255,230)(g)                                             $733,197,494
================================================================================

See accompanying notes to investments in securities.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 17

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2006, the value of these securities amounted to $4,968,507 or 0.7% of net assets.

(e) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2006, is as follows:

                                        ACQUISITION
SECURITY                                   DATES               COST
----------------------------------------------------------------------
Hynix Semiconductor GDR*           06-26-06 thru 09-28-06   $4,263,986

China Overseas Land & Investment
   Warrants                               06-29-06                  --

* Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(g) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $641,987,595 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                     $101,912,295
Unrealized depreciation                                      (10,702,396)
------------------------------------------------------------------------
Net unrealized appreciation                                 $ 91,209,899
------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

18 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $632,835,733)                                       $   728,777,997
   Affiliated money market fund (identified cost $4,419,497) (Note 5)                              4,419,497
------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $637,255,230)                                   733,197,494
Cash in bank on demand deposit                                                                         4,903
Foreign currency holdings (identified cost $1,259,554) (Note 1)                                    1,275,383
Capital shares receivable                                                                            215,345
Dividends and accrued interest receivable                                                            882,990
Receivable for investment securities sold                                                          8,592,761
------------------------------------------------------------------------------------------------------------
Total assets                                                                                     744,168,876
------------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                                67,456
Payable for investment securities purchased                                                       10,511,036
Accrued investment management services fee                                                            15,565
Accrued distribution fee                                                                               7,329
Accrued service fee                                                                                       26
Accrued transfer agency fee                                                                            3,306
Accrued administrative services fee                                                                    1,574
Other accrued expenses                                                                               158,149
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                 10,764,441
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                           $   733,404,435
============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                     $       985,127
Additional paid-in capital                                                                     1,105,424,734
Undistributed net investment income                                                                  158,923
Accumulated net realized gain (loss) (Note 7)                                                   (469,155,876)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                             95,991,527
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                     $   733,404,435
============================================================================================================
Net assets applicable to outstanding shares:              Class A                            $   608,153,308
                                                          Class B                            $   110,122,992
                                                          Class C                            $     5,663,445
                                                          Class Y                            $     9,464,690
Net asset value per share of outstanding capital stock:   Class A shares        80,859,119   $          7.52
                                                          Class B shares        15,600,152   $          7.06
                                                          Class C shares           807,287   $          7.02
                                                          Class Y shares         1,246,167   $          7.60

See accompanying notes to financial statements.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 19

STATEMENT OF OPERATIONS

                                                          PERIOD FROM           PERIOD FROM         TOTAL
                                                         NOV. 1, 2005 TO      NOV. 8, 2005 TO   NOV. 1, 2005 TO
                                                      NOV. 7, 2005 (NOTE 1)    OCT. 31, 2006     OCT. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                    $ 153,641          $ 12,104,360      $ 12,258,001
Interest                                                        16,507               285,386           301,893
Income distributions from affiliated
   money market fund (Note 5)                                       --                38,833            38,833
Fee income from securities lending (Note 3)                         --               174,280           174,280
   Less foreign taxes withheld                                      --            (1,075,474)       (1,075,474)
--------------------------------------------------------------------------------------------------------------
Total income                                                   170,148            11,527,385        11,697,533
--------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                             136,210             5,654,806         5,791,016
Distribution fee
   Class A                                                      21,737             1,347,282         1,369,019
   Class B                                                      19,844             1,147,029         1,166,873
   Class C                                                         455                40,741            41,196
Transfer agency fee                                             26,649             1,434,403         1,461,052
Incremental transfer agency fee
   Class A                                                       2,149               117,670           119,819
   Class B                                                         964                50,195            51,159
   Class C                                                          18                 1,420             1,438
Service fee -- Class Y                                             124                 8,280             8,404
Administrative services fees and expenses                        8,774               523,998           532,772
Compensation of board members                                       --                14,949            14,949
Custodian fees                                                   4,068               205,187           209,255
Printing and postage                                             3,850               180,640           184,490
Registration fees                                                1,050                71,567            72,617
Audit fees                                                         805                35,195            36,000
Other                                                              391                47,785            48,176
--------------------------------------------------------------------------------------------------------------
Total expenses                                                 227,088            10,881,147        11,108,235
   Earnings and bank fee credits on
      cash balances (Note 2)                                      (399)              (47,168)          (47,567)
--------------------------------------------------------------------------------------------------------------
Total net expenses                                             226,689            10,833,979        11,060,668
--------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                (56,541)              693,406           636,865
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

20 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

                                                          PERIOD FROM            PERIOD FROM         TOTAL
                                                         NOV. 1, 2005 TO       NOV. 8, 2005 TO   NOV. 1, 2005 TO
                                                       NOV.7, 2005 (NOTE 1)     OCT. 31, 2006     OCT. 31, 2006

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                            $  683,779          $ 97,482,172      $ 98,165,951
   Foreign currency transactions                                 34,579               269,800           304,379
   Payment from affiliate (Note 2)                                   --                84,953            84,953
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                         718,358            97,836,925        98,555,283
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                          9,265,917            13,495,287        22,761,204
----------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
   currencies                                                 9,984,275           111,332,212       121,316,487
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                           $9,927,734          $112,025,618      $121,953,352
================================================================================================================

See accompanying notes to financial statements.

RIVERSOURCE 21 GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                         2006           2005

OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $    636,865   $    885,873
Net realized gain (loss) on investments                                   98,555,283     66,693,054
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     22,761,204     30,979,613
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          121,953,352     98,558,540
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                             (1,251,232)    (2,338,575)
      Class C                                                                   (867)        (2,880)
      Class Y                                                                (25,269)       (38,052)
---------------------------------------------------------------------------------------------------
Total distributions                                                       (1,277,368)    (2,379,507)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                               172,183,612    104,040,955
   Class B shares                                                         35,714,119     24,780,371
   Class C shares                                                          3,352,708      1,498,251
   Class Y shares                                                          3,186,241      1,968,825
Reinvestment of distributions at net asset value
   Class A shares                                                          1,230,861      2,297,175
   Class C shares                                                                850          2,823
   Class Y shares                                                             25,268         38,052
Payments for redemptions
   Class A shares                                                       (110,583,690)   (99,120,333)
   Class B shares (Note 2)                                               (46,861,081)   (47,049,861)
   Class C shares (Note 2)                                                  (685,303)      (408,707)
   Class Y shares                                                         (1,565,797)    (1,162,458)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         55,997,788    (13,114,907)
---------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  176,673,772     83,064,126
Net assets at beginning of year                                          556,730,663    473,666,537
---------------------------------------------------------------------------------------------------
Net assets at end of year                                               $733,404,435   $556,730,663
===================================================================================================
Undistributed (excess of distributions) net investment income           $    158,923   $ (1,367,979)
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

22 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in developed and emerging countries.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o    Class B shares may be subject to a contingent deferred sales charge
     (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Nov. 8, 2005, the Fund invested all of its assets in the World Growth Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 23

Effective at the close of business on Nov. 7, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Nov. 7, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                        $153,641
Interest income                                  $ 16,507
Investment management services fee               $136,210
Custodian fees                                   $  4,024
Audit fees                                       $    630
Other                                            $    321
Earnings and bank fee credits on cash balances   $     24

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Nov. 7, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

24 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

ILLIQUID SECURITIES

At Oct. 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2006 was $5,190,602 representing 0.71% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 25

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations, primarily British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

26 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,167,405 and accumulated net realized loss has been increased by $2,167,778 resulting in a net reclassification adjustment to increase paid-in capital by $373.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                         2006         2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income                                       $1,251,232   $2,338,575
   Long-term capital gain                                        --           --

CLASS B
Distributions paid from:
   Ordinary income                                               --           --
   Long-term capital gain                                        --           --

CLASS C
Distributions paid from:
   Ordinary income                                              867        2,880
   Long-term capital gain                                        --           --

CLASS Y
Distributions paid from:
   Ordinary income                                           25,269       38,052
   Long-term capital gain                                        --           --

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                      $   4,710,090
Accumulated long-term gain (loss)                                  $(468,974,678)
Unrealized appreciation (depreciation)                             $  91,259,162

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 27

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued

FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.80% to 0.675% annually as the Fund's assets increased. Prior to Nov. 8, 2005, World Trust, on behalf of the Portfolio,

28 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT had an Investment Management Services Agreement with Ameriprise Financial. The management fee was assessed at the Portfolio level. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Nov. 1, 2005 to Nov. 7, 2005, the adjustment increased the fee by $51,279 and for the period from Nov. 8, 2005 to Oct. 31, 2006, the adjustment increased the fee by $476,235.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the fund.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $17,644 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 29

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,207,473 for Class A, $63,544 for Class B and $1,067 for Class C for the year ended Oct. 31, 2006.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class R4.

During the period from Nov. 1, 2005 to Nov. 7, 2005, the Fund's custodian and transfer agency fees were reduced by $399 as a result of earnings and bank fee credits from overnight cash balances. During the period from Nov. 8, 2005 to Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $47,168 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $84,953 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $6,242,385 and $2,768,723, respectively, for the period from Nov. 1, 2005 to Nov. 7, 2005 and $810,667,531 and $746,461,890,
respectively, for the period from Nov. 8, 2005 to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

30 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

Income from securities lending amounted to $174,280 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED OCT. 31, 2006
                                        CLASS A       CLASS B     CLASS C    CLASS Y
------------------------------------------------------------------------------------
Sold                                   24,909,235    5,476,744    511,941    450,583
Issued for reinvested distributions       183,985           --        135      3,744
Redeemed                              (15,810,293)  (7,193,343)  (104,104)  (221,723)
------------------------------------------------------------------------------------
Net increase (decrease)                 9,282,927   (1,716,599)   407,972    232,604
------------------------------------------------------------------------------------

                                                 YEAR ENDED OCT. 31, 2005
                                        CLASS A       CLASS B     CLASS C    CLASS Y
------------------------------------------------------------------------------------
Sold                                   17,716,088    4,520,559    276,626    343,576
Issued for reinvested distributions       417,668           --        544      6,869
Redeemed                              (17,262,949)  (8,504,166)   (75,366)  (199,031)
------------------------------------------------------------------------------------
Net increase (decrease)                   870,807   (3,983,607)   201,804    151,414
------------------------------------------------------------------------------------

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 31

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $468,974,678 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

    2009           2010           2011
$294,829,842   $143,634,885   $30,509,951

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

32 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 33

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003      2002
Net asset value, beginning of period      $ 6.23   $ 5.16   $ 4.62   $ 3.92   $  4.69
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .01      .02       --      .01        --
Net gains (losses) (both realized
   and unrealized)                          1.30     1.08      .54      .69      (.77)
-------------------------------------------------------------------------------------
Total from investment operations            1.31     1.10      .54      .70      (.77)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of
   net investment income                    (.02)    (.03)      --       --        --
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 7.52   $ 6.23   $ 5.16   $ 4.62   $  3.92
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $  608   $  446   $  364   $  366   $   406
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.51%    1.57%    1.41%    1.50%     1.39%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               .23%     .33%     .07%     .26%      .01%
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         112%      93%     104%     132%      123%
-------------------------------------------------------------------------------------
Total return(c)                            21.01%   21.48%   11.72%   17.86%   (16.42%)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.


34 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 5.88   $ 4.87   $ 4.40   $ 3.76   $  4.53
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (.01)    (.02)    (.03)    (.03)     (.04)
Net gains (losses) (both realized
   and unrealized)                          1.19     1.03      .50      .67      (.73)
-------------------------------------------------------------------------------------
Total from investment operations            1.18     1.01      .47      .64      (.77)
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 7.06   $ 5.88   $ 4.87   $ 4.40   $  3.76
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $  110   $  102   $  104   $  142   $   173
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      2.28%    2.34%    2.18%    2.27%     2.16%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
      to average daily net assets           (.54%)   (.41%)   (.66%)   (.52%)    (.77%)
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         112%      93%     104%     132%      123%
-------------------------------------------------------------------------------------
Total return(c)                            20.07%   20.74%   10.68%   17.02%   (17.00%)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,                2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 5.85   $ 4.85   $ 4.38   $ 3.75   $  4.52
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (.01)    (.02)    (.02)    (.03)     (.04)
Net gains (losses) (both realized
   and unrealized)                          1.18     1.03      .49      .66      (.73)
-------------------------------------------------------------------------------------
Total from investment operations            1.17     1.01      .47      .63      (.77)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of
   net investment income                      --     (.01)      --       --        --
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 7.02   $ 5.85   $ 4.85   $ 4.38   $  3.75
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    6   $    2   $    1   $    1   $     1
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      2.27%    2.33%    2.19%    2.29%     2.19%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets              (.50%)   (.53%)   (.69%)   (.52%)    (.78%)
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          112%     93%     104%     132%      123%
-------------------------------------------------------------------------------------
Total return(c)                            20.03%   20.89%   10.73%   16.80%   (17.04%)
-------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

36 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES (a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005     2004     2003     2002
Net asset value, beginning of period      $ 6.29   $ 5.20   $ 4.65   $ 3.94   $  4.70
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .02      .04      .01      .02       .01
Net gains (losses) (both realized
   and unrealized)                          1.31     1.09      .54      .69      (.77)
-------------------------------------------------------------------------------------
Total from investment operations            1.33     1.13      .55      .71      (.76)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from and in excess of
   net investment income                    (.02)    (.04)      --       --        --
-------------------------------------------------------------------------------------
Net asset value, end of period            $ 7.60   $ 6.29   $ 5.20   $ 4.65   $  3.94
-------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)   $    9   $    6   $    4   $    5   $     8
-------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.32%    1.38%    1.23%    1.30%     1.21%
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               .44%     .49%     .25%     .43%      .18%
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         112%      93%     104%     132%      123%
-------------------------------------------------------------------------------------
Total return(c)                            21.26%   21.90%   11.88%   18.02%   (16.17%)
-------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 37

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Global Equity Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Equity Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2006

38 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL YEAR ENDED OCT. 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                100%
   Dividends Received Deduction for corporations          99.99%
PAYABLE DATE                                          PER SHARE
Dec. 21, 2005                                          $0.01682

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                100%
   Dividends Received Deduction for corporations          99.99%
PAYABLE DATE                                          PER SHARE
Dec. 21, 2005                                          $0.00182

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                100%
   Dividends Received Deduction for corporations          99.99%
PAYABLE DATE                                          PER SHARE
Dec. 21, 2005                                          $0.02405

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 39

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

                                      BEGINNING         ENDING        EXPENSES
                                    ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                     MAY 1, 2006    OCT. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Class A
   Actual(b)                            $1,000        $1,013.50       $ 7.59            1.48%
   Hypothetical
   (5% return before expenses)          $1,000        $1,017.94       $ 7.61            1.48%
Class B
   Actual(b)                            $1,000        $1,010.00       $11.52            2.25%
   Hypothetical
   (5% return before expenses)          $1,000        $1,014.01       $11.55            2.25%
Class C
   Actual(b)                            $1,000        $1,010.00       $11.47            2.24%
   Hypothetical
   (5% return before expenses)          $1,000        $1,014.06       $11.50            2.24%
Class Y
   Actual(b)                            $1,000        $1,014.60       $ 6.62(c)         1.29%
   Hypothetical
   (5% return before expenses)          $1,000        $1,018.91       $ 6.64(c)         1.29%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Oct. 31, 2006: +1.35% for Class A, +1.00% for Class B, +1.00% for Class C and +1.46% for Class
     Y.

(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct.
     31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective Dec. 11, 2006.
     If these changes had been in place for the six-month period ended Oct.
     31, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 41

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund' s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund' s Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                  OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS                DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member         Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006           Court, 1998-2005
Minneapolis, MN 55402
Age 52

Arne H. Carlson          Board member and     Chair, Board Services Corporation
901 S. Marquette Ave.    Chair of the Board   (provides administrative services
Minneapolis, MN 55402    since 1999           to boards); former Governor
Age 72                                        of Minnesota

Patricia M. Flynn        Board member         Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004           Management, Bentley College;
Minneapolis, MN 55402                         former Dean, McCallum Graduate
Age 56                                        School of Business, Bentley College

Anne P. Jones            Board member         Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 71

Jeffrey Laikind          Board member         Former Managing Director,             American Progressive
901 S. Marquette Ave.    since 2005           Shikiar Asset Management              Insurance
Minneapolis, MN 55402
Age 71

Stephen R. Lewis, Jr.*   Board member         President Emeritus and                Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002           Professor of Economics,               (manufactures irrigation
Minneapolis, MN 55402                         Carleton College                      systems)
Age 67

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.

42 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                  OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS                DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member         Director, Enterprise Asset            Strategic Distribution,
901 S. Marquette Ave.    since 2004           Management, Inc. (private real        Inc. (transportation,
Minneapolis, MN 55402                         estate and asset management           distribution and logistics
Age 54                                        company)                              consultants)

Vikki L. Pryor           Board member         President and Chief Executive
901 S. Marquette Ave.    since 2006           Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                         Insurance Company, Inc. since 1999
Age 53

Alison Taunton-Rigby     Board member         Chief Executive Officer, RiboNovix,   Hybridon, Inc.
901 S. Marquette Ave.    since 2002           Inc. since 2003 (biotechnology);      (biotechnology);
Minneapolis, MN 55402                         former President, Forester Biotech    American Healthways,
Age 62                                                                              Inc. (health management
                                                                                    programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                  OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS                DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------
William F. Truscott      Board member         President, Ameriprise Certificate
53600 Ameriprise         since 2001,          Company since 2006; President -
Financial Center         Vice President       U.S. Asset Management and Chief
Minneapolis, MN 55474    since 2002           Investment Officer, Ameriprise
Age 46                                        Financial, Inc. and President,
                                              Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC since 2005; Senior
                                              Vice President - Chief Investment
                                              Officer, Ameriprise Financial, Inc.
                                              and Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC, 2001-2005

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 43

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund' s other officers are:

FUND OFFICERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND        PRINCIPAL OCCUPATION
AGE                     LENGTH OF SERVICE    DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
Neysa M. Alecu          Money Laundering     Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise         Prevention Officer   Ameriprise Financial, Inc. since 2004; Manager
Financial Center        since 2004           Anti-Money Laundering, Ameriprise Financial, Inc.,
Minneapolis, MN 55474                        2003-2004; Compliance Director and Bank Secrecy Act
Age 42                                       Officer, American Express Centurion Bank, 2000-2003

Patrick T. Bannigan     President            Senior Vice President - Asset Management, RiverSource
172 Ameriprise          since 2006           Investments, LLC since 2006; Managing Director and
Financial Center                             Global Head of Product, Morgan Stanley Investment
Minneapolis, MN 55474                        Management, 2004-2006; President, Touchstone
Age 41                                       Investments, 2002-2004; Director of Strategic Planning,
                                             Evergreen Investments, 1995-2002

Jeffrey P. Fox          Treasurer            Vice President - Investment Accounting, Ameriprise
105 Ameriprise          since 2002           Financial, Inc., since 2002; Vice President - Finance,
Financial Center                             American Express Company, 2000-2002
Minneapolis, MN 55474
Age 51

Amy K. Johnson          Vice President       Vice President - Asset Management and Trust Company
5228 Ameriprise         since 2006           Services, RiverSource Investments, LLC, since 2006;
Financial Center                             Vice President - Operations and Compliance, RiverSource
Minneapolis, MN 55474                        Investments, LLC, 2004-2006; Director of Product
Age 41                                       Development - Mutual Funds, American Express Financial
                                             Corporation, 2001-2004

Michelle M. Keeley      Vice President       Executive Vice President - Equity and Fixed Income,
172 Ameriprise          since 2004           Ameriprise Financial, Inc. and RiverSource Investments,
Financial Center                             LLC since 2006; Vice President - Investments,
Minneapolis, MN 55474                        Ameriprise Certificate Company since 2003; Senior Vice
Age 42                                       President - Fixed Income, Ameriprise Financial, Inc.,
                                             2002-2006 and RiverSource Investments, LLC, 2004-2006;
                                             Managing Director, Zurich Global Assets, 2001-2002

Jennifer D. Lammers     Chief Compliance     U.S. Asset Management Chief Compliance Officer,
172 Ameriprise          Officer since 2006   RiverSource Investments, LLC since 2006; Director -
Financial Center                             Mutual Funds, Voyageur Asset Management, 2003-2006;
Minneapolis, MN 55474                        Director of Finance, Voyageur Asset Management,
Age 46                                       2000-2003

Scott R. Plummer        Vice President,      Vice President and Chief Counsel - Asset Management,
5228 Ameriprise         General Counsel      Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center        and Secretary        General Counsel and Secretary, Ameriprise Certificate
Minneapolis, MN 55474   since 2006           Company since 2005; Vice President - Asset Management
Age 47                                       Compliance, Ameriprise Financial, Inc., 2004-2005;
                                             Senior Vice President and Chief Compliance Officer,
                                             U.S. Bancorp Asset Management, 2002-2004; Second Vice
                                             President and Assistant General Counsel, Hartford Life,
                                             2001-2002

The SAI has additional information about the Fund' s directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

44 RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE GLOBAL EQUITY FUND -- 2006 ANNUAL REPORT 45

RIVERSOURCE(SM) GLOBAL EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

RIVERSOURCE [LOGO](SM)
     INVESTMENTS

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

S-6334 AC (12/06)

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
GLOBAL TECHNOLOGY FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2006

- RIVERSOURCE GLOBAL TECHNOLOGY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                            3

Performance Summary                      5

Questions & Answers
  with Portfolio Management              7

The Fund's Long-term Performance        12

Investments in Securities               14

Financial Statements                    16

Notes to Financial Statements           19

Report of Independent Registered
  Public Accounting Firm                35

Fund Expenses Example                   36

Board Members and Officers              38

Proxy Voting                            41

[DALBAR RATED FOR COMMUNICATION 2006 LOGO]

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

2  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource Global Technology Fund invests in companies in the information technology industry. The Fund focuses on five core technology areas: software, hardware, semiconductors, networking and computer services. The portfolio management team selects small-, mid- and large companies with fast grow rates, but also reasonable valuations. While the Fund invests in technology companies throughout the world, it invests primarily in U.S. companies.

[PIE CHART]

SECTOR BREAKDOWN*

PERCENTAGE OF PORTFOLIO ASSETS

Information Technology                79.8%
Telecommunication Services             8.8%
Cash & Cash Equivalents(2)             6.3%
Consumer Discretionary                 2.9%
Industrials                            1.1%
Financials                             0.9%
Other(1)                               0.2%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing.

(1)  Includes Materials 0.2%.
(2) Of the 6.3%, 1.9% is due to security lending activity and 4.4% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Cisco Systems                          4.4%
Microsoft                              3.5%
Citrix Systems                         3.1%
Hewlett-Packard                        3.0%
Sprint Nextel                          2.9%
NVIDIA                                 2.8%
Samsung Electronics                    2.7%
Broadcom Cl A                          2.6%
Freescale Semiconductor Cl A           2.5%
Business Objects ADR                   2.5%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

The RiverSource Global Technology Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the fund's prospectus for specific risks associated with the Fund.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2006

[CHART]

STYLE MATRIX

         STYLE
VALUE    BLEND    GROWTH
                     X  LARGE
                     X  MEDIUM  SIZE
                     X  SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                                 YEARS IN INDUSTRY
Nina Hughes                              8

FUND FACTS

                 TICKER SYMBOL  INCEPTION DATE
Class A              AXIAX            11/13/96
Class B              INVBX            11/13/96
Class C              AXICX             6/26/00
Class I                 --             7/15/04
Class Y                 --            11/13/96

Total net assets                $169.4 million

Number of holdings                          68

4  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2006

RiverSource Global Technology Fund
Class A (excluding sales charge)              +21.61%

Goldman Sachs Technology Index(R)
(GSTI(R)) Composite Index (unmanaged)         +10.83%

Lipper Science and Technology Funds Index      +9.43%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS
AT OCT. 31, 2006

                                                                           SINCE
                                           1 YEAR   3 YEARS   5 YEARS    INCEPTION
WITHOUT SALES CHARGE
 Class A (INCEPTION 11/13/96)              +21.61%   +12.05%    +8.63%       +5.64%

 Class B (INCEPTION 11/13/96)              +20.12%   +10.96%    +7.73%       +4.80%

 Class C (INCEPTION 6/26/00)               +20.69%   +11.13%    +7.84%      -12.91%

 Class I (INCEPTION 7/15/04)               +22.39%      N/A       N/A       +17.46%

 Class Y (INCEPTION 11/13/96)              +21.50%   +12.21%    +8.72%       +5.68%

WITH SALES CHARGE

 Class A (INCEPTION 11/13/96)              +14.64%    +9.86%    +7.34%       +5.01%

 Class B (INCEPTION 11/13/96)              +15.12%    +9.86%    +7.44%       +4.80%

 Class C (INCEPTION 6/26/00)               +19.69%   +11.13%    +7.84%      -12.91%

AT SEPT. 30, 2006

                                                                            SINCE
                                           1 YEAR   3 YEARS   5 YEARS     10 YEARS
WITHOUT SALES CHARGE
INCEPTION
 Class A (INCEPTION 11/13/96)              +14.29%   +14.39%   +10.16%       +5.24%

 Class B (INCEPTION 11/13/96)              +13.56%   +13.35%    +9.28%       +4.43%

 Class C (INCEPTION 6/26/00)               +13.56%   +13.35%    +9.28%      -13.68%

 Class I (INCEPTION 7/15/04)               +15.12%      N/A       N/A       +15.99%

 Class Y (INCEPTION 11/13/96)              +14.71%   +14.72%   +10.35%       +5.33%

WITH SALES CHARGE

 Class A (INCEPTION 11/13/96)               +7.71%   +12.14%    +8.87%       +4.61%

 Class B (INCEPTION 11/13/96)               +8.56%   +12.31%    +8.99%       +4.43%

 Class C (INCEPTION 6/26/00)               +12.56%   +13.35%    +9.28%      -13.68%

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS
FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS I AND CLASS Y SHARES. THESE SHARE CLASSES ARE AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

6  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

BELOW, PORTFOLIO MANAGER NINA HUGHES DISCUSSES THE FUND'S RESULTS AND POSITIONING FOR THE FISCAL YEAR ENDED OCT. 31, 2006.

Q: How did RiverSource Global Technology Fund perform for the year ended Oct. 31, 2006?

A: RiverSource Global Technology Fund's Class A shares advanced 21.61% (excluding sales charge) for the 12 months ended Oct. 31, 2006, outpacing its benchmark, the unmanaged Goldman Sachs Technology Index(R) (GSTI(R)) Composite Index, which rose 10.83%. The Fund also outperformed its peer group, represented by the Lipper Science and Technology Funds Index, which rose 9.43% over the same period.

Q: What factors most significantly affected performance during the fiscal year?

A: The technology sector advanced strongly during the period, but generally underperformed broader equity markets. Technology stocks performed well early in the fiscal year amid a favorable holiday season and increased technology spending. However, seasonal factors and inventory build-ups caused some ups and downs for the sector in 2006. We capitalized on opportunities created by the shifting technology environment and the Fund significantly outperformed the GSTI(R) Composite Index and its peers.

     Our philosophy of buying stocks that have a compelling risk/reward profile and our independent research enabled us to effectively position the Fund in anticipation of positive and negative developments from individual companies. Results from the Fund's semi-conductor holdings and selected communications equipment positions were particularly favorable. Stock selection in the software area was also strong as we took advantage of merger and acquisition activity and benefited from the positive trend toward increased corporate spending.

     WE CAPITALIZED ON OPPORTUNITIES CREATED BY THE SHIFTING TECHNOLOGY ENVIRONMENT AND THE FUND SIGNIFICANTLY OUTPERFORMED THE GSTI(R) COMPOSITE INDEX AND ITS PEERS.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  7

QUESTIONS & ANSWERS

     Compared to the GSTI(R) Composite Index, the Fund's results were hampered by a less aggressive stance in the computer hardware area. Our outlook for the hardware segment was not particularly pessimistic, but we thought other areas of the technology sector offered better prospects for price appreciation.

     Individual contributors to the Fund's results included semi-conductor companies Broadcom and Freescale Semiconductor and communications equipment company Cisco Systems. Broadcom was attractive to us because the firm produces semiconductor chips for key market segments such as Voice Over Internet Protocols, broadband, wireless handheld devices and 3G (third-generation) cell phones. When we bought Broadcom, its risk/reward profile appeared very compelling. We closely monitored the stock and, based on our own research, were able to buy and sell it at opportune times. For example, when we saw that Broadcom was building up inventory, a potential negative indicator for future earnings, we sold the stock before the company announced it would have to correct its inventory. We were then able to repurchase the stock after management reduced its earnings guidance and reset investor expectations. We remain optimistic about Broadcom's longer term potential, but we may continue to move in and out of the stock as warranted.

     Cisco Systems, the Fund's largest position at fiscal year-end, added to the Fund's return, but did not contribute to the outperformance of the GSTI(R) Composite Index because the Fund's position was smaller than that of the index. Cisco represents a large percentage of the index and we do not think such a sizable weighting is suitable from a risk management standpoint. We consider Cisco's growth prospects very attractive for a large-cap company. From our perspective, Cisco enhanced its situation during the recent downturn, making strategic acquisitions and eliminating business segments that weren't working. We now think Cisco Systems is well-positioned for the next phase of growth as corporate technology spending increases.

8  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

     Freescale Semiconductor was spun-off from Motorola in 1995. The stock was undervalued because investors did not like the fact that much of its revenue came from its former parent company. Our own research showed the company had a well-diversified business covering multiple segments of the semi-conductor market, including components for the automotive industry, and was gaining market share. In short, we thought their business model was sound. When Freescale was taken private through a leveraged buy-out, the Fund was well-rewarded.

     Our outlook for Microsoft had been unfavorable for some time, but during this period we saw some promising dynamics, so we established a Microsoft position. We thought the stock was likely to benefit from anticipation surrounding the new VISTA operating system, good positioning in the electronic games console market and management's aggressive share buyback program. The stock did perform well; however, the Fund's position in Microsoft was smaller than that of the GSTI(R) Composite Index, which detracted from performance. Similar to Cisco Systems, Microsoft represents a substantial percentage of the index and we do not consider such a large position prudent.

     SanDisk, a company that provides memory for cell phones, flash drives and storage devices, detracted from the Fund's performance. We bought the stock when its price was depressed due to slower storage and personal computer markets as well as price declines in consumer products. The stock rebounded when pricing power improved and SanDisk announced its acquisition of competitor msystems. Upon completion of that acquisition, SanDisk should be well-positioned in the cellular phone market. We thought the stock could continue to perform well given trends such as improved consumer spending. SanDisk reported quarterly earnings that beat analyst expectations, but the stock suffered from management's forecast of continued price declines for its flash memory. We reduced the Fund's holdings of SanDisk because we are concerned about overcapacity and ongoing pricing pressures, but selling the stock sooner would have been advantageous.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  9

     Lucent Technologies was another detractor during the period. We thought the large-cap communications equipment company would benefit from synergies related to its merger with Alcatel. However, the companies had a number of issues to work through and the synergies have yet to be fully realized. Though we still believe the merger can cut expenses and improve profit margins, we reduced the Fund's holdings of Lucent. We think there are small and mid-cap telecommunications equipment companies that could perform better over the next year.

Q:   What changes did you make to the Fund and how is it currently positioned?

A: We decreased the Fund's weighting in service companies, a position which is now significantly smaller than that of the GSTI(R) Composite Index. We made no changes to the hardware weighting, which remains smaller than that of the GSTI(R) Composite Index.

     During the fiscal year, we increased exposure to both internet-related stocks and communications equipment companies. We made no changes to the software weighting, which remains relatively large. We also maintained a large weighting in semi-conductors.

     In keeping with our emphasis on proprietary fundamental research, we employed a tactical approach to stock selection, moving in and out of individual positions based on the findings of our research. This strategy, which was instrumental in the Fund's strong results, led to an annual portfolio turnover rate of 196%.

10  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

Q:   How do you intend to manage the Fund in the coming months?

A: Our outlook for the technology sector remains favorable. We think both business and consumer spending should be healthy and we are beginning to see some factors that should drive earnings growth in the sector. For example, we are optimistic about communications equipment companies because infrastructure must be built to support remote access for businesses, wireless video and Voice Over Internet Protocols.

     We believe the technology segment has just begun to benefit from increased spending. We anticipate several more years of a steady growth cycle; however, there could be starts and stops in that cycle, such as we have seen this past year. Therefore, we believe effective stock selection will be essential in achieving outperformance. As our research uncovers opportunities or problems such as high inventories or pricing pressures, we would expect to tactically reposition the Fund, seeking to benefit from the performance of individual technology companies.

     WE BELIEVE THE TECHNOLOGY SEGMENT HAS JUST BEGUN TO BENEFIT FROM INCREASED SPENDING.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Technology Fund Class A shares (from 12/1/96 to 10/31/06)* as compared to the performance of two widely cited performance indices, the Goldman Sachs Technology Index(R) (GSTI(R)) Composite Index and the Lipper Science and Technology Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING www.riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Nov. 13, 1996. GSTI Composite Index and Lipper peer group data is from Dec. 1, 1996.

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2006

                                                                                                           SINCE
                                                                      1 YEAR     3 YEARS     5 YEARS    INCEPTION(3)
RIVERSOURCE GLOBAL TECHNOLOGY FUND
(INCLUDES SALES CHARGE)

Class A  Cumulative value of $10,000                                $  11,464   $  13,259   $  14,250   $     16,285

         Average annual total return                                   +14.64%      +9.86%      +7.34%         +5.01%

GOLDMAN SACHS TECHNOLOGY INDEX(R) (GSTI(R)) COMPOSITE INDEX(1)

         Cumulative value of $10,000                                $  11,083   $  11,500   $  11,763   $     17,357

         Average annual total return                                   +10.83%      +4.77%      +3.30%         +5.71%

LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX(2)

         Cumulative value of $10,000                                $  10,943   $  11,570   $  11,581   $     15,263

         Average annual total return                                    +9.43%      +4.98%      +2.98%         +4.36%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

12  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

[CHART]

                  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                       RIVERSOURCE GLOBAL TECHNOLOGY FUND


                  RiverSource Global Technology            Goldman Sachs       Lipper Science and Technology
               Fund Class A (includes sales charge)     Technology Index(1)           Funds Index(2)
12/1/1996                 $9,425                              $10,000                     $10,000
10/1997                   $9,932                              $12,358                     $11,218
10/1998                  $10,198                              $15,565                     $12,057
10/1999                  $21,245                              $27,861                     $23,440
10/2000                  $35,390                              $33,687                     $31,637
10/2001                  $10,766                              $14,752                     $13,177
10/2002                   $6,931                              $10,092                      $8,829
10/2003                  $11,574                              $15,091                     $13,191
10/2004                  $12,315                              $14,747                     $12,784
10/2005                  $13,391                              $15,661                     $13,948
10/2006                  $16,285                              $17,357                     $15,263

(1) The Goldman Sachs Technology Index (GSTI(R)) Composite Index, an unmanaged index published by Goldman Sachs, is a market capitalization-weighted index of over 200 stocks designed to measure the performance of companies in the technology sector. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper Science and Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.
(3) Fund data is from Nov. 13, 1996. GSTI Composite Index and Lipper peer group data is from Dec. 1, 1996.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  13

INVESTMENTS IN SECURITIES
OCT. 31, 2006
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                               SHARES                     VALUE(a)
COMMON STOCKS (99.3%)
COMMUNICATIONS EQUIPMENT (10.6%)
3Com                                                  248,949(b)           $   1,209,892
Acme Packet                                           139,118(b)               2,392,830
Cisco Systems                                         325,672(b)               7,858,465
Corning                                                92,878(b)               1,897,498
Finisar                                               411,839(b)               1,433,200
Juniper Networks                                       75,515(b)               1,300,368
Sonus Networks                                        362,896(b)               1,897,946
                                                                           -------------
Total                                                                         17,990,199
----------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (9.6%)
Apple Computer                                         46,223(b)               3,747,761
Hewlett-Packard                                       137,807                  5,338,643
QLogic                                                 42,100(b)                 866,418
Rackable Systems                                       50,125(b)               1,554,376
SanDisk                                                47,458(b)               2,282,730
Seagate Technology                                    112,631(c)               2,543,208
                                                                           -------------
Total                                                                         16,333,136
----------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
Compass Diversified Trust                              90,300                  1,528,779
----------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
Cogent Communications Group                           177,650(b)               2,515,525
Global Crossing                                        59,709(b),(c),(d)       1,467,647
Qwest Communications Intl                             151,315(b)               1,305,848
                                                                           -------------
Total                                                                          5,289,020
----------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.2%)
Energy Conversion Devices                              53,596(b)               1,971,797
----------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Gmarket ADR                                            33,840(b),(c),(d)         561,744
----------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.7%)
Baidu.com ADR                                          13,788(b),(c)           1,203,417
DivX                                                   67,046(b),(d)           1,531,331
eBay                                                   83,060(b)               2,668,718
Google Cl A                                             7,816(b)               3,723,463
Yahoo!                                                 83,726(b)               2,205,343
                                                                           -------------
Total                                                                         11,332,272
----------------------------------------------------------------------------------------

IT SERVICES (2.6%)
Ness Technologies                                     227,825(b),(c)           3,367,254
Satyam Computer Services ADR                           49,458(c)               1,093,516
                                                                           -------------
Total                                                                          4,460,770
----------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

MEDIA (2.8%)
NTL                                                   157,080              $   4,245,872
WorldSpace Cl A                                       130,705(b),(d)             439,169
                                                                           -------------
Total                                                                          4,685,041
----------------------------------------------------------------------------------------

METALS & MINING (0.2%)
Thorium Power                                       1,275,800(b)                 382,740
----------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (28.2%)
Advanced Micro Devices                                105,660(b)               2,247,388
ARM Holdings                                          905,546(c)               2,033,931
Broadcom Cl A                                         156,986(b)               4,751,966
Cypress Semiconductor                                 104,231(b)               1,750,038
Freescale Semiconductor Cl A                          116,049(b)               4,568,849
Infineon Technologies                                  68,340(b),(c)             832,167
Infineon Technologies ADR                             316,046(b),(c)           3,843,119
Intel                                                 194,405                  4,148,603
Linear Technology                                      80,652                  2,509,890
LSI Logic                                             248,115(b)               2,493,556
Maxim Integrated Products                              80,410                  2,413,104
NVIDIA                                                142,809(b)               4,979,750
PMC-Sierra                                            392,193(b)               2,600,240
Rambus                                                 71,128(b)               1,177,880
Samsung Electronics                                     7,360(c)               4,774,857
Silicon Laboratories                                   38,618(b)               1,260,105
Volterra Semiconductor                                 76,977(b),(d)           1,328,623
                                                                           -------------
Total                                                                         47,714,066
----------------------------------------------------------------------------------------
SOFTWARE (26.8%)
Adobe Systems                                         105,650(b)               4,041,113
BEA Systems                                            92,362(b)               1,502,730
Business Objects ADR                                  120,761(b),(c)           4,472,987
Citrix Systems                                        189,533(b)               5,596,909
Cognos                                                 45,500(b),(c)           1,659,840
CommVault Systems                                      51,280(b)                 916,374
McAfee                                                 98,612(b)               2,852,845
Mercury Interactive                                    40,128(b)               2,084,248
Microsoft                                             219,363                  6,297,912
Nuance Communications                                 129,382(b)               1,493,068
Open Solutions                                         40,548(b)               1,515,279
OPNET Technologies                                    100,000(b)               1,462,000
Parametric Technology                                  79,815(b)               1,559,585
Quest Software                                        114,181(b)               1,681,886
Symantec                                              114,554(b)               2,272,751

See accompanying notes to investments in securities.

14  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

ISSUER                                               SHARES                     VALUE(a)
COMMON STOCKS (CONTINUED)
SOFTWARE (CONT.)
THQ                                                    59,715(b)           $   1,795,630
TIBCO Software                                        453,188(b)               4,191,989
                                                                           -------------
Total                                                                         45,397,146
----------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (6.2%)
ALLTEL                                                 73,502                  3,918,392
Sprint Nextel                                         281,439                  5,260,095
Vodafone Group                                        520,432(c)               1,340,178
                                                                           -------------
Total                                                                         10,518,665
----------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $149,318,085)                                                       $  168,165,37
----------------------------------------------------------------------------------------

OTHER (0.1%)

UIBSOFT Entertainment Warrants                          5,712(b),(c),(f)   $      96,239
----------------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $19,674)                                                            $      96,239
----------------------------------------------------------------------------------------

                                                     SHARES                     VALUE(a)
MONEY MARKET FUND (6.7%)(e)

RiverSource Short-Term Cash Fund                   11,269,929(g)           $  11,269,929
----------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $11,269,929)                                                        $  11,269,929
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $160,607,688)(h)                                                    $ 179,531,543
========================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Oct. 31, 2006, the value of foreign securities represented 17.3% of net assets.

(d) At Oct. 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.0% of net assets. See Note 5 to the financial statements. 4.7% of net assets is the Fund's cash equivalent position.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2006, is as follows:

     SECURITY                          ACQUISITION DATES            COST
     ---------------------------------------------------------------------
     UBISOFT Entertainment Warrants        12-02-03               $ 19,674

(g)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(h) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $162,200,073 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                $  21,942,105
     Unrealized depreciation                   (4,610,635)
     ----------------------------------------------------
     Net unrealized appreciation            $  17,331,470
     ----------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers* (identified cost $149,337,759)                                  $  168,261,614
  Affiliated money market fund (identified cost $11,269,929) (Note 6)                       11,269,929
------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $160,607,688)                             179,531,543
Cash in bank on demand deposit                                                                   3,966
Foreign currency holdings (identified cost $2,908) (Note 1)                                      2,793
Capital shares receivable                                                                       63,881
Dividends and accrued interest receivable                                                        9,564
Receivable for investment securities sold                                                    2,093,973
------------------------------------------------------------------------------------------------------
Total assets                                                                               181,705,720
------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                                                  8,780,729
Payable upon return of securities loaned (Note 5)                                            3,410,000
Accrued investment management services fee                                                       3,337
Accrued distribution fee                                                                         2,098
Accrued service fee                                                                                  1
Accrued transfer agency fee                                                                        274
Accrued administrative services fee                                                                278
Other accrued expenses                                                                          91,029
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           12,287,746
------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                      $  169,417,974
======================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                $      730,764
Additional paid-in capital                                                                 514,304,729
Accumulated net realized gain (loss) (Note 8)                                             (364,541,264)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                        18,923,745
------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                $  169,417,974
======================================================================================================
Net assets applicable to outstanding shares:             Class A                        $  122,944,396
                                                         Class B                        $   42,498,835
                                                         Class C                        $    3,415,678
                                                         Class I                        $       14,460
                                                         Class Y                        $      544,605
Net asset value per share of outstanding capital stock:  Class A shares    50,874,610   $         2.42
                                                         Class B shares    20,342,056   $         2.09
                                                         Class C shares     1,630,088   $         2.10
                                                         Class I shares         5,882   $         2.46
                                                         Class Y shares       223,793   $         2.43
------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                       $    3,116,740
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

16  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

                                                                 PERIOD FROM           PERIOD FROM           TOTAL
                                                               NOV. 1, 2005 TO       DEC. 6, 2005 TO    NOV. 1, 2005 TO
                                                            DEC. 5, 2005 (NOTE 1)     OCT. 31, 2006      OCT. 31, 2006
INVESTMENT INCOME
Income:
Dividends                                                   $              66,956    $     1,041,450    $     1,108,406
Interest                                                                   16,446            121,736            138,182
Income distributions from affiliated
  money market fund (Note 6)                                                   --             50,236             50,236
Fee income from securities lending (Note 5)                                 5,773             45,485             51,258
  Less foreign taxes withheld                                                  --            (22,173)           (22,173)
-----------------------------------------------------------------------------------------------------------------------
Total income                                                               89,175          1,236,734          1,325,909
-----------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
  Investment management services fee                                      124,267          1,203,616          1,327,883
Distribution fee
  Class A                                                                  29,535            270,495            300,030
  Class B                                                                  45,867            404,070            449,937
  Class C                                                                   3,150             29,131             32,281
Transfer agency fee                                                        69,777            591,657            661,434
Incremental transfer agency fee
  Class A                                                                   4,862             42,068             46,930
  Class B                                                                   3,314             27,566             30,880
  Class C                                                                     181              1,578              1,759
Service fee -- Class Y                                                         33                382                415
Administrative services fees and expenses                                   9,951             91,246            101,197
Compensation of board members                                                 681              8,825              9,506
Custodian fees                                                              2,735             44,033             46,768
Printing and postage                                                        6,992             95,104            102,096
Registration fees                                                           2,508             49,371             51,879
Audit fees                                                                  3,865             26,135             30,000
Other                                                                       2,476             24,205             26,681
-----------------------------------------------------------------------------------------------------------------------
Total expenses                                                            310,194          2,909,482          3,219,676
  Earnings and bank fee credits on cash balances (Note 2)                  (1,260)           (15,731)           (16,991)
-----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                        308,934          2,893,751          3,202,685
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          (219,759)        (1,657,017)        (1,876,776)
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                          238,101         24,218,931         24,457,032
  Foreign currency transactions                                               (23)            69,845             69,822
  Payment from affiliate (Note 2)                                              --              5,082              5,082
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   238,078         24,293,858         24,531,936
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                    12,162,324         (2,880,074)         9,282,250
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                  12,400,402         21,413,784         33,814,186
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                 $          12,180,643    $    19,756,767    $    31,937,410
=======================================================================================================================

See accompanying notes to financial statements.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  17

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                          2006             2005
OPERATIONS
Investment income (loss) -- net                                          $  (1,876,776)   $  (2,220,414)
Net realized gain (loss) on investments                                     24,531,936       22,846,390
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         9,282,250       (4,848,983)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             31,937,410       15,776,993
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                   16,756,579       14,032,284
  Class B shares                                                             3,746,698        4,198,752
  Class C shares                                                               483,485          365,934
  Class Y shares                                                               179,064          144,798
Payments for redemptions
  Class A shares                                                           (36,795,583)     (51,747,616)
  Class B shares (Note 2)                                                  (15,568,576)     (21,314,709)
  Class C shares (Note 2)                                                     (854,294)      (1,409,826)
  Class Y shares                                                               (43,302)        (256,391)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (32,095,929)     (55,986,774)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (158,519)     (40,209,781)
Net assets at beginning of year                                            169,576,493      209,786,274
-------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $ 169,417,974    $ 169,576,493
=======================================================================================================

See accompanying notes to financial statements.

18  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. (formerly AXP Global Series, Inc. ) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies in the information technology industry throughout the world.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Dec. 6, 2005, the Fund invested all of its assets in the World Technologies Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  19

Effective at the close of business on Dec. 5, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.98%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Nov. 1, 2005 to Dec. 5, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:

Dividends                                            $   66,956
Interest Income                                      $   16,446
Fee income from securities lending                   $    5,773
Investment management services fee                   $  124,267
Custodian fees                                       $    2,664
Audit fees                                           $    3,721
Other                                                $    1,136
Earnings and bank fee credits on cash balances       $      250

All realized and unrealized gains (losses) presented for the period from Nov. 1, 2005 to Dec. 5, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more

20 RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2006, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2006 was $96,239 representing 0.06% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligations depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  21

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings were entirely comprised of Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

22  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,876,776 and accumulated net realized loss has been increased by $75,314 resulting in a net reclassification adjustment to decrease paid-in capital by $1,801,462.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                      2006       2005
--------------------------------------------------------
CLASS A
Distributions paid from:
  Ordinary income                        $ --       $ --
  Long-term capital gain                   --         --

CLASS B
Distributions paid from:
  Ordinary income                          --         --
  Long-term capital gain                   --         --

CLASS C
Distributions paid from:
  Ordinary income                          --         --
  Long-term capital gain                   --         --

CLASS I
Distributions paid from:
  Ordinary income                          --         --
  Long-term capital gain                   --         --

CLASS Y
Distributions paid from:
  Ordinary income                          --         --
  Long-term capital gain                   --         --

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                $           --
Accumulated long-term gain (loss)            $ (362,948,879)
Unrealized appreciation (depreciation)       $   17,331,360

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  23

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

24  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.595% annually as the Fund's assets increase. Prior to Dec. 6, 2005, World Trust, on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. The management fee was assessed at the Portfolio level. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Science and Technology Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Nov. 1, 2005 to Dec. 5, 2005, the adjustment increased the fee by $3,580 and for the period from Dec. 6, 2005 to Oct. 31, 2006, the adjustment increased the fee by $109,841.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $5,601 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include:
Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50
-  Class B $20.50
-  Class C $20.00
-  Class Y $17.50

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  25

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $180,985 for Class A, $60,519 for Class B and $673 for Class C for the year ended Oct. 31, 2006.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class R4.

During the period from Nov. 1, 2005 to Dec. 5, 2005, the Fund's custodian and transfer agency fees were reduced by $1,260 as a result of earnings and bank fee credits from overnight cash balances. During the period from Dec. 6, 2005 to Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $15,731 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $5,082 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $14,561,320 and $17,626,393, respectively, for the period from Nov. 1, 2005 to Dec. 5, 2005 and $309,915,089 and $340,173,661,
respectively, for the period from Dec. 6, 2005 to Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

26  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                YEAR ENDED OCT. 31, 2006
                                           CLASS A        CLASS B        CLASS C        CLASS I       CLASS Y
---------------------------------------------------------------------------------------------------------------
Sold                                       7,679,804      1,956,234        247,215             --        80,137
Issued for reinvested distributions               --             --             --             --            --
Redeemed                                 (16,832,375)    (8,357,096)      (446,399)            --       (19,274)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (9,152,571)    (6,400,862)      (199,184)            --        60,863
---------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED OCT. 31, 2005
                                           CLASS A        CLASS B        CLASS C        CLASS I       CLASS Y
---------------------------------------------------------------------------------------------------------------
Sold                                       7,304,774      2,511,332        218,828             --        76,170
Issued for reinvested distributions               --             --             --             --            --
Redeemed                                 (27,230,471)   (12,759,119)      (847,115)            --      (138,673)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)                  (19,925,697)   (10,247,787)      (628,287)            --       (62,503)
---------------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2006, securities valued at $3,116,740 were on loan to brokers. For collateral, the Fund received $3,410,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, which are included in the "Investments in securities." Income from securities lending amounted to $51,258 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  27

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $362,948,879 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

                          2009               2010
                     $ 281,649,652       $ 81,299,227

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

28  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  29

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                2006        2005        2004        2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $  1.99     $  1.83     $  1.72     $  1.03     $  1.60
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.02)       (.02)       (.03)       (.02)       (.03)
Net gains (losses) (both realized
 and unrealized)                              .45         .18         .14         .71        (.54)
-------------------------------------------------------------------------------------------------
Total from investment operations              .43         .16         .11         .69        (.57)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.42     $  1.99     $  1.83     $  1.72     $  1.03
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $   123     $   120     $   146     $   145     $    81
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                         1.69%       1.75%       1.74%       1.94%       1.91%
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 (.89%)      (.92%)     (1.48%)     (1.47%)     (1.65%)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            196%        115%        349%        546%        391%
-------------------------------------------------------------------------------------------------
Total return(c)                             21.61%       8.74%       6.40%      66.99%     (35.62%)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

30  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                2006        2005        2004        2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $  1.74     $  1.60     $  1.53     $   .92     $  1.44
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.03)       (.03)       (.04)       (.03)       (.04)
Net gains (losses) (both realized
 and unrealized)                              .38         .17         .11         .64        (.48)
-------------------------------------------------------------------------------------------------
Total from investment operations              .35         .14         .07         .61        (.52)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.09     $  1.74     $  1.60     $  1.53     $   .92
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    42     $    46     $    59     $    64     $    38
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                         2.47%       2.53%       2.52%       2.75%       2.71%
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                (1.66%)     (1.71%)     (2.26%)     (2.27%)     (2.45%)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            196%        115%        349%        546%        391%
-------------------------------------------------------------------------------------------------
Total return(c)                             20.12%       8.75%       4.58%      66.30%     (36.11%)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  31

CLASS C

FISCAL PERIOD ENDED OCT. 31,                2006        2005        2004        2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $  1.74     $  1.61     $  1.53     $   .92     $  1.44
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.03)       (.03)       (.04)       (.03)       (.04)
Net gains (losses) (both realized
 and unrealized)                              .39         .16         .12         .64        (.48)
-------------------------------------------------------------------------------------------------
Total from investment operations              .36         .13         .08         .61        (.52)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.10     $  1.74     $  1.61     $  1.53     $   .92
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $     3     $     3     $     4     $     4     $     2
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                         2.45%       2.52%       2.49%       2.72%       2.69%
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                (1.66%)     (1.69%)     (2.23%)     (2.26%)     (2.39%)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            196%        115%        349%        546%        391%
-------------------------------------------------------------------------------------------------
Total return(c)                             20.69%       8.07%       5.23%      66.30%     (36.11%)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

32  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                2006        2005      2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $  2.01     $  1.83     $  1.70
-------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.01)       (.01)       (.02)
Net gains (losses) (both realized
 and unrealized)                              .46         .19         .15
-------------------------------------------------------------------------
Total from investment operations              .45         .18         .13
-------------------------------------------------------------------------
Net asset value, end of period            $  2.46     $  2.01     $  1.83
-------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    --     $    --     $    --
-------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c)                         1.01%       1.04%       1.03%(d)
-------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 (.22%)      (.21%)      (.73%)(d)
-------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            196%        115%        349%
-------------------------------------------------------------------------
Total return(e)                             22.39%       9.84%       7.65%(f)
-------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is July 15, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Not annualized.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  33

CLASS Y*

FISCAL PERIOD ENDED OCT. 31,                 2006        2005        2004        2003        2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period      $  2.00     $  1.83     $  1.72     $  1.03     $  1.60
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 (.02)       (.02)       (.02)       (.02)       (.03)
Net gains (losses) (both realized
 and unrealized)                              .45         .19         .13         .71        (.54)
-------------------------------------------------------------------------------------------------
Total from investment operations              .43         .17         .11         .69        (.57)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $  2.43     $  2.00     $  1.83     $  1.72     $  1.03
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $     1     $    --     $    --     $    --     $    --
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b)                         1.47%       1.54%       1.55%       1.69%       1.72%
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets                 (.68%)      (.73%)     (1.28%)     (1.25%)     (1.61%)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)            196%        115%        349%        546%        391%
-------------------------------------------------------------------------------------------------
Total return(c)                             21.50%       9.29%       6.40%      66.99%     (35.63%)
-------------------------------------------------------------------------------------------------

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) Total return does not reflect payment of a sales charge.

34  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Global Technology Fund (a series of RiverSource Global Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Global Technology Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

December 20, 2006

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  35

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

                                   BEGINNING         ENDING         EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING        ANNUALIZED
                                  MAY 1, 2006    OCT. 31, 2006   THE PERIOD(a)      EXPENSE RATIO
Class A
   Actual(b)                     $       1,000   $    1,038.60   $        9.04               1.74%
   Hypothetical
   (5% return before expenses)   $       1,000   $    1,016.61   $        8.94               1.74%

Class B
   Actual(b)                     $       1,000   $    1,034.70   $       13.01               2.51%
   Hypothetical
   (5% return before expenses)   $       1,000   $    1,012.69   $       12.87               2.51%

Class C
   Actual(b)                     $       1,000   $    1,034.50   $       12.96               2.50%
   Hypothetical
   (5% return before expenses)   $       1,000   $    1,012.74   $       12.82               2.50%

Class I
   Actual(b)                     $       1,000   $    1,042.40   $        5.46               1.05%
   Hypothetical
   (5% return before expenses)   $       1,000   $    1,020.13   $        5.40               1.05%

Class Y
   Actual(b)                     $       1,000   $    1,038.50   $        7.89(c)            1.52%
   Hypothetical
   (5% return before expenses)   $       1,000   $    1,017.73   $        7.81(c)            1.52%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2006: +3.86% for Class A, +3.47% for Class B, +3.45% for Class C, +4.24% for Class I and +3.85% for Class Y.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes are effective Dec. 11, 2006. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual expenses paid for Class Y would have been $7.06 and the hypothetical expenses paid for Class Y would have been $6.99.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  37

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund' s Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                   Board member            Chief Justice, Minnesota Supreme
901 S. Marquette Ave.            since 2006              Court, 1998-2005
Minneapolis, MN 55402
Age 52

Arne H. Carlson                  Board member and        Chair, Board Services Corporation
901 S. Marquette Ave.            Chair of the Board      (provides administrative services
Minneapolis, MN 55402            since 1999              to boards); former Governor
Age 72                                                   of Minnesota

Patricia M. Flynn                Board member            Trustee Professor of Economics and
901 S. Marquette Ave.            since 2004              Management, Bentley College;
Minneapolis, MN 55402                                    former Dean, McCallum Graduate
Age 56                                                   School of Business, Bentley College

Anne P. Jones                    Board member            Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 71

Jeffrey Laikind                  Board member            Former Managing Director,            American Progressive
901 S. Marquette Ave.            since 2005              Shikiar Asset Management             Insurance
Minneapolis, MN 55402
Age 71

Stephen R. Lewis, Jr.*           Board member            President Emeritus and               Valmont Industries,Inc.
901 S. Marquette Ave.            since 2002              Professor of Economics,              (manufactures irrigation
Minneapolis, MN 55402                                    Carleton College                     systems)
Age 67

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.

38  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia           Board member            Director, Enterprise Asset           Strategic Distribution,
901 S. Marquette Ave.            since 2004              Management, Inc.(private real        Inc. (transportation,
Minneapolis, MN 55402                                    estate and asset management          distribution and logistics
Age 54                                                   company)                             consultants)

Vikki L. Pryor                   Board member            President and Chief Executive
901 S. Marquette Ave.            since 2006              Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                    Insurance Company, Inc. since 1999
Age 53

Alison Taunton-Rigby             Board member            Chief Executive Officer,RiboNovix,   Hybridon,Inc.
901 S. Marquette Ave.            since 2002              Inc.since 2003 (biotechnology);      (biotechnology);
Minneapolis, MN 55402                                    former President, Forester Biotech   American Healthways,
Age 62                                                                                        Inc. (health management
                                                                                              programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION                 OTHER
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
William F. Truscott              Board member            President,Ameriprise Certificate
53600 Ameriprise                 since 2001,             Company since 2006; President -
Financial Center                 Vice President          U.S. Asset Management and Chief
Minneapolis, MN 55474            since 2002              Investment Officer, Ameriprise
Age 46                                                   Financial, Inc. and President,
                                                         Chairman of the Board
                                                         and Chief Investment
                                                         Officer, RiverSource
                                                         Investments, LLC since
                                                         2005; Senior Vice
                                                         President - Chief
                                                         Investment
                                                         Officer, Ameriprise
                                                         Financial, Inc. and
                                                         Chairman of the Board
                                                         and Chief Investment
                                                         Officer, RiverSource
                                                         Investments, LLC, 2001-2005

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  39

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund' s other officers are:

FUND OFFICERS

NAME,                            POSITION HELD
ADDRESS,                         WITH FUND AND           PRINCIPAL OCCUPATION
AGE                              LENGTH OF SERVICE       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                   Money Laundering        Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                  Prevention Officer      Ameriprise Financial,Inc.since 2004; Manager Anti-Money
Financial Center                 since 2004              Laundering,Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                                    Director and Bank Secrecy Act Officer,American Express
Age 42                                                   Centurion Bank, 2000-2003

Patrick T. Bannigan              President               Senior Vice President - Asset Management,RiverSource
172 Ameriprise                   since 2006              Investments, LLC since 2006; Managing Director and Global
Financial Center                                         Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                                    2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                                   Director of Strategic Planning, Evergreen Investments, 1995-2002

Jeffrey P. Fox                   Treasurer               Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise                   since 2002              Inc., since 2002; Vice President - Finance, American Express
Financial Center                                         Company,2000-2002
Minneapolis, MN 55474
Age 51

Amy K. Johnson                   Vice President          Vice President - Asset Management and Trust Company Services,
5228 Ameriprise                  since 2006              RiverSource Investments, LLC, since 2006; Vice President -
Financial Center                                         Operations and Compliance, RiverSource Investments,LLC,
Minneapolis, MN 55474                                    2004-2006; Director of Product Development - Mutual Funds,
Age 41                                                   American Express Financial Corporation, 2001-2004

Michelle M. Keeley               Vice President          Executive Vice President - Equity and Fixed Income,
172 Ameriprise                   since 2004              Ameriprise Financial,Inc. and RiverSource Investments, LLC since
Financial Center                                         2006; Vice President - Investments,Ameriprise Certificate
Minneapolis, MN 55474                                    Company since 2003; Senior Vice President - Fixed Income,
Age 42                                                   Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                                         Investments, LLC,2004-2006; Managing Director, Zurich Global
                                                         Assets, 2001-2002

Jennifer D. Lammers              Chief Compliance        U.S. Asset Management Chief Compliance Officer,RiverSource
172 Ameriprise                   Officer since 2006      Investments,LLC since 2006; Director - Mutual Funds,
Financial Center                                         Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                                    Voyageur Asset Management, 2000-2003
Age 46

Scott R. Plummer                 Vice President,         Vice President and Chief Counsel - Asset Management,
5228 Ameriprise                  General Counsel         Ameriprise Financial,Inc. since 2005; Vice President,
Financial Center                 and Secretary           General Counsel and Secretary,Ameriprise Certificate Company
Minneapolis, MN 55474            since 2006              since 2005; Vice President - Asset Management Compliance,
Age 47                                                   Ameriprise Financial,Inc., 2004-2005; Senior Vice President and
                                                         Chief Compliance Officer, U.S. Bancorp Asset Management,
                                                         2002-2004; Second Vice President and Assistant General
                                                         Counsel, Hartford Life,2001-2002

The SAI has additional information about the Fund' s directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

40  RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE GLOBAL TECHNOLOGY FUND - 2006 ANNUAL REPORT  41

RIVERSOURCE(SM) GLOBAL TECHNOLOGY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds


[RIVERSOURCE (SM) INVESTMENTS LOGO]

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                                S-6395 L (12/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Global Series, Inc. were as follows:

                  2006 - $162,800;                      2005 - $55,550

(b) Audit - Related Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and a 2003 private equity security review for RiverSource Global Series, Inc. were as follows:

                  2006 - $502;                          2005 - $400

(c) Tax Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for tax compliance related services for RiverSource Global Series, Inc. were as follows:

                  2006 - $47,491;                       2005 - $15,118

(d) All Other Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered for RiverSource Global Series, Inc. were as follows:

                  2006 - $1,230;                        2005 - $1,190


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Oct. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2006 - $101,121;                      2005 - $103,308

         The fees paid for the years ended Oct. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2006 - $52,400;                       2005 - $87,000

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.


*2005 represents bills paid 11/1/04 - 10/31/05
 2006 represents bills paid 11/1/05 - 10/31/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       RiverSource Global Series, Inc.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   January 3, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   January 3, 2007





By                                 /s/ Jeffrey P. Fox
                                   -----------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

Date                                   January 3, 2007